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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EP Energy Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear EP Energy Stockholder:

        You are cordially invited to attend the 2016 Annual Meeting of Stockholders of EP Energy Corporation ("EP Energy"), which will be held on Wednesday, May 11, 2016, at EP Energy's headquarters, 1001 Louisiana Street, Houston, Texas 77002. The Annual Meeting will begin at 9:00 a.m., CDT, and will be held on the first floor.

        At the Annual Meeting, you will be asked to elect four members of our board of directors; vote on an advisory proposal on the compensation of our named executive officers (commonly referred to as "say on pay"); approve an amendment and restatement of our 2014 Omnibus Incentive Plan; and ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy in accordance with the instructions included in this proxy statement.

        On behalf of the board of directors, I would like to thank you for your continued interest and investment in EP Energy.

Sincerely,

BRENT J. SMOLIK Chairman, President and Chief Executive Officer

Houston, Texas
March 30, 2016

Our Purpose, Vision, and Values

At EP Energy, we have a passion for finding and producing the oil and natural gas that enriches people's lives

Extraordinary People
We are committed to being the industry leader known for:
Exceptional Performance
Enduring Partnerships

We act with **integrity**

We pursue **safety**, relentlessly

We cultivate **leadership**

We move with **agility**

We excel through **teamwork**

EP ENERGY CORPORATION

1001 Louisiana Street
Houston, Texas 77002

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
May 11, 2016

        On May 11, 2016, EP Energy Corporation ("EP Energy") will hold its 2016 Annual Meeting of Stockholders at EP Energy's headquarters, 1001 Louisiana Street, Houston, Texas 77002. The Annual Meeting will begin at 9:00 a.m., CDT, and will be held on the first floor.

        At the Annual Meeting the following items of business will be considered:

    1.
    To elect four Class II directors to hold office until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified;

    2.
    To approve, by a nonbinding advisory vote, the compensation of our named executive officers;

    3.
    To approve the EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated, to increase the number of shares available for issuance by 12,398,776;

    4.
    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

    5.
    To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

        These proposals are described in the attached proxy statement. Only stockholders who owned shares of our common stock at the close of business on March 17, 2016, are entitled to notice of, and can vote at, this Annual Meeting or any adjournments or postponements that may take place.

By Order of the Board of Directors

Marguerite N. Woung-Chapman Senior Vice President, General Counsel and Corporate Secretary

Houston, Texas
March 30, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2016

Our proxy statement for the 2016 Annual Meeting and our Annual Report on Form 10-K
for the fiscal year ended December 31, 2015 are available at www.proxyvote.com.

PROXY STATEMENT SUMMARY

        This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the proxy statement before voting.

Annual Meeting of Stockholders

Date:	Wednesday, May 11, 2016
Time:	9:00 a.m., CDT
Location:	EP Energy's headquarters at 1001 Louisiana Street, Houston, Texas 77002 (meeting to be held on the first floor)
Record Date:	March 17, 2016
Voting:	Holders of Class A common stock ("common stock") as of the record date are entitled to vote. Each share of common stock is entitled to one vote.

Proposals and Voting Recommendation

	Board Recommendation	Page Reference (for more detail)

Election of Class II Directors		20
Thomas R. Hix	For
Jaegu Nam	For
Donald A. Wagner	For
Rakesh Wilson	For
Advisory vote on the compensation of our named executive officers	For	63
Approval of the EP Energy 2014 Omnibus Incentive Plan, as amended and restated, to increase the number of shares available for issuance	For	63
Ratification of our independent registered public accounting firm	For	74

Voting Methods

        You can vote in one of four ways:

Visit www.proxyvote.com to vote VIA THE INTERNET	Call 1-800-690-6903 to vote BY TELEPHONE
Sign, date and return your proxy card in the prepaid enclosed envelope to vote BY MAIL	Attend the meeting to vote IN PERSON

        You are entitled to attend the Annual Meeting only if you were an EP Energy stockholder as of the close of business on the record date, March 17, 2016, or hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date. Examples of proof of ownership include the following: (1) a letter from your bank or broker stating that you owned EP Energy common stock on March 17, 2016; (2) a brokerage account statement indicating that you owned EP Energy common stock on March 17, 2016; or (3) the voting instruction form provided by your broker indicating that you owned EP Energy common stock on March 17, 2016.

        You should be prepared to present a valid form of government-issued personal identification for admittance. If you do not provide a valid form of identification or comply with other procedures outlined above, you will not be admitted to the Annual Meeting.

EP ENERGY CORPORATION

PROXY STATEMENT

EP ENERGY CORPORATION
1001 Louisiana Street
Houston, Texas 77002

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS — MAY 11, 2016

        We are furnishing you this proxy statement in connection with the solicitation of proxies by our board of directors (the "Board") for use at the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of EP Energy Corporation ("EP Energy"). The Annual Meeting will be held at EP Energy's headquarters at 1001 Louisiana Street, Houston, Texas 77002, on Wednesday, May 11, 2016. The Annual Meeting will begin at 9:00 a.m., CDT, and will be held on the first floor. The proxies also may be voted at any adjournments or postponements of the Annual Meeting.

        As a holder of EP Energy's Class A common stock ("common stock"), you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet. This proxy statement includes information that we are required to provide you under Securities and Exchange Commission ("SEC") rules and that is designed to assist you in voting your shares.

        Unless stated otherwise or the context otherwise requires, all references in this proxy statement to "us," "we," "our," "company" or "EP Energy" are to EP Energy Corporation.

 GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.     Who may vote?

        Stockholders holding shares of EP Energy's common stock as of the close of business on the record date, March 17, 2016, and present in person or represented by a properly executed proxy are entitled to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. You have one vote for each share of common stock held as of the record date, which may be voted on each proposal presented at the Annual Meeting.

2.     What is the record date and what does it mean?

        The record date for the Annual Meeting is March 17, 2016. The record date was established by our Board as required by Delaware law. Owners of record of EP Energy's common stock at the close of business on the record date are entitled to:

  •
  receive notice of the Annual Meeting; and

  •
  vote at the Annual Meeting, and any adjournments or postponements of the Annual Meeting.

3.     How many shares of EP Energy common stock were outstanding on the record date?

        There were 251,985,900 shares of common stock outstanding and entitled to vote at the Annual Meeting at the close of business on the record date. Class A common stock is the only class of stock entitled to vote at the Annual Meeting.

4.     What items of business will be voted on at the Annual Meeting?

        The items of business scheduled to be voted on at the Annual Meeting are:

  •
  the election of four Class II directors to hold office until our 2019 annual meeting of stockholders or until their successors are duly elected and qualified;

  •
  a non-binding advisory vote on the compensation of our named executive officers;

  •
  the approval of the EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated; and

  •
  the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

5.     How does the Board recommend that I vote?

        The Board recommends that you vote your shares:

  •
  FOR the election of each of the Class II nominees to the Board;

  •
  FOR the proposal regarding a non-binding advisory vote on the compensation of our named executive officers;

  •
  FOR the approval of the EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated; and

  •
  FOR the approval of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

6.     How do I vote?

        You may vote by any of the following methods:

  •
  By Telephone or Internet — If you have telephone or Internet access, you may submit your proxy vote by following the instructions provided on your proxy card or voting instruction form. Telephone and Internet voting will close at 11:59 p.m. eastern daylight time on May 10, 2016.

  •
  By Mail — You may submit your proxy vote by mail by signing a proxy card if your shares are registered directly in your name or, for shares held beneficially in "street name," by following the voting instructions included by your broker, bank, trustee or nominee, and mailing it in the enclosed envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

  •
  In Person at the Annual Meeting — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in "street name." As the beneficial owner, you are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from your broker, bank, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. See question 13, "Who can attend the Annual Meeting?" below for additional information.

7.     If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?

        No.

8.     Can I change my vote?

        If you are a stockholder of record, you may revoke your proxy by the following methods:

  •
  voting at a later time by telephone or Internet until 11:59 p.m. eastern daylight time on May 10, 2016;

  •
  delivering a proxy with a later date or a written revocation of your most recent proxy to our General Counsel and Corporate Secretary, Marguerite N. Woung-Chapman, EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660 at any time before the voting polls are closed at the Annual Meeting; or

  •
  giving notice of revocation to the Inspector of Election at the Annual Meeting at any time before the voting polls are closed at the Annual Meeting.

        If you are a "street name" stockholder and you vote by proxy, you may later revoke your proxy by informing the holder of record in accordance with that entity's procedures.

9.     What happens if I do not specify a choice for a proposal when returning a proxy?

        You should specify your choice for each proposal on your proxy card or voting instruction form. Shares represented by proxies will be voted in accordance with the instructions given by the stockholders. If you are a registered stockholder and your proxy card is signed and returned without voting instructions, it will be voted according to the recommendation of the Board. If you are a beneficial stockholder and fail to provide voting instructions, your broker, bank or other holder of record is permitted to vote your shares on the ratification of Ernst & Young LLP as our independent registered public accounting firm. However, absent instructions from you, the record holder may not vote on the election of the four Class II directors, on the advisory vote on the compensation of our named executive officers or on the approval of our 2014 Omnibus Incentive Plan, as amended and restated. Without your voting instructions on these proposals, a "broker non-vote" will occur.

10.   What happens if other matters come up at the Annual Meeting?

        The matters described in the notice of Annual Meeting are the only matters we know of which will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card or voting instruction form will vote your shares according to their best judgment.

11.   Who will count the votes?

        A representative or designee of Broadridge Financials Solutions, an independent tabulator appointed by the Board, will count the votes and act as the Inspector of Election. The Inspector of Election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.

12.   What is a "quorum"?

        To transact any business at the Annual Meeting, a "quorum" must be present. A "quorum" is a majority of the aggregate voting power of our outstanding shares of common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting. If you submit a properly executed proxy, you will be considered part of the quorum even if you abstain from voting. Broker non-votes are treated as present for the purpose of determining a quorum.

13.   Who can attend the Annual Meeting?

        Admission to the Annual Meeting is limited to stockholders of EP Energy, persons holding validly executed proxies from stockholders who held EP Energy common stock on March 17, 2016, the record date, and invited guests of EP Energy.

        If you are a stockholder of EP Energy, you must bring certain documents with you in order to be admitted to the Annual Meeting. The purpose of this requirement is to help us verify that you are actually a stockholder of EP Energy. Please read the following rules carefully because they specify the documents that you must bring with you to the Annual Meeting in order to be admitted. The items that you must bring with you differ depending upon whether you are a record holder or hold your stock in "street name" through your broker, bank, trustee or other nominee.

        Proof of ownership of EP Energy stock must be shown at the door. Failure to provide adequate proof that you were a stockholder on the record date may prevent you from being admitted to the Annual Meeting.

        If you were a record holder of EP Energy common stock on March 17, 2016, then you must bring a valid form of government-issued personal identification (such as a driver's license or passport).

        If a broker, bank, trustee or other nominee was the record holder of your shares of EP Energy common stock on March 17, 2016, then you must bring:

  •
  Valid government-issued personal identification (such as a driver's license or passport); and

  •
  Proof that you owned shares of EP Energy common stock on March 17, 2016.

        Examples of proof of ownership include the following: (1) a letter from your bank or broker stating that you owned EP Energy common stock on March 17, 2016; (2) a brokerage account statement indicating that you owned EP Energy common stock on March 17, 2016; or (3) the voting instruction form provided by your bank or broker indicating that you owned EP Energy common stock on March 17, 2016.

        If you are a proxy holder for a stockholder of EP Energy, then you must bring:

  •
  the validly executed proxy naming you as the proxy holder, signed by a stockholder of EP Energy who owned shares of EP Energy common stock on March 17, 2016; and

  •
  valid government-issued personal identification (such as a driver's license or passport); and

  •
  if the stockholder whose proxy you hold was not a record holder of EP Energy common stock on March 17, 2016, proof of the stockholder's ownership of shares of EP Energy common stock on March 17, 2016, in the form of a letter or statement from a broker, bank, trustee or other nominee indicating that the stockholder owned EP Energy common stock on March 17, 2016.

        You may not use cameras, recording equipment or other electronic devices during the Annual Meeting.

14.   How are votes counted?

        In the election of directors (Proposal Number 1), you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

        For the advisory vote on the compensation of our named executive officers (Proposal Number 2), the approval of our 2014 Omnibus Incentive Plan, as amended and restated (Proposal Number 3) and the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2016 (Proposal Number 4), you may vote "FOR," "AGAINST," or "ABSTAIN." If you elect to "ABSTAIN," the abstention has the same effect as a vote "AGAINST."

        If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you are a registered stockholder and no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by the Board. If you are a beneficial stockholder and fail to provide voting instructions, your broker, bank or other holder of record is permitted to vote your shares on the ratification of Ernst & Young LLP as our independent registered public accounting firm. However, absent instructions from you, the record holder may not vote on the election of the four Class II directors, on the advisory vote on the compensation of our named executive officers or on the approval of our 2014 Omnibus Incentive Plan, as amended and restated. Without your voting instructions on these proposals, a "broker non-vote" will occur.

15.   How many votes must each proposal receive to be approved?

  •
  With respect to the election of the four Class II directors, our amended and restated Bylaws provide for the election of directors by a plurality of the votes cast at the Annual Meeting. This means that the four nominees receiving the highest number of affirmative "For" votes will be elected. "Withheld" votes and broker non-votes will have no effect on the outcome of the director elections.

  •
  With respect to the advisory vote on the compensation of our named executive officers, the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting to be considered approved. Abstentions have the same effect as a vote "against" the advisory resolution. Broker non-votes will have no effect on the outcome of the advisory vote. While the vote is advisory and non-binding in nature, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation matters.

  •
  With respect to the approval of our 2014 Omnibus Incentive Plan, as amended and restated, in order to satisfy the listing standards of the New York Stock Exchange, or NYSE, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions have the same effect as a vote "against" the proposal. Broker non-votes will have no effect on the outcome of the proposal.

  •
  With respect to the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting to be considered approved. Abstentions will have the same effect as a vote "against" the proposal.

16.   How can I view the stockholder list?

        A complete list of the registered stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may access this list at EP Energy's offices at 1001 Louisiana Street, Houston, Texas 77002 during ordinary business hours for a period of ten days before the Annual Meeting.

17.   Who pays for the proxy solicitation related to the Annual Meeting?

        We do. In addition to sending you or making available to you these materials, some of our directors and officers as well as management and non-management employees may contact you by telephone, mail, email or in person. You may also be solicited by means of press releases issued by EP Energy, postings on our website, www.epenergy.com, and advertisements in periodicals. None of our officers or employees will receive any extra compensation for soliciting your proxy.

18.   If I want to submit a stockholder proposal for the 2017 annual meeting of stockholders, when is it due?

        If you want to submit a proposal for possible inclusion in next year's proxy statement, you must submit it in writing to the Corporate Secretary, EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660, telephone (713) 997-1200 and facsimile (713) 997-4099. EP Energy must receive your proposal on or before November 30, 2016. EP Energy will consider only proposals meeting the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 ("Exchange Act").

        Additionally, under our amended and restated Bylaws, for a stockholder to bring any matter before the 2017 annual meeting that is not included in the 2017 proxy statement, the stockholder's written notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the 2016 Annual Meeting. Under this criterion, stockholders must provide us with a notice of a matter to be brought before the 2017 annual meeting during the period from January 11, 2017 to February 10, 2017.

        If the 2017 annual meeting is held more than 30 days before or 60 days after May 11, 2017, for a stockholder seeking to bring any matter before the 2017 annual meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days before the date of the 2017 annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, by the tenth day after we publicly announce the date of the 2017 annual meeting.

        You are advised to review our amended and restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

19.   Where can I find the voting results of the Annual Meeting?

        We will announce preliminary voting results at the Annual Meeting and final results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting.

20.   How can I obtain a copy of the Annual Report on Form 10-K?

        We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 with the SEC. It is available free of charge at the SEC's website at www.sec.gov. Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 to any of our stockholders of record, or to any stockholder who owns our common stock listed in the name of a bank or broker as nominee, at the close of business on March 17, 2016. Any request for a copy of our Annual Report on Form 10-K should be mailed to our General Counsel & Corporate Secretary at EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660, or by calling (713) 997-1200.

CORPORATE GOVERNANCE

About EP Energy

        We are an independent exploration and production company engaged in the acquisition and development of unconventional onshore oil and natural gas properties in the United States. On May 24, 2012, affiliates of Apollo Global Management LLC (together with its subsidiaries, Apollo), Riverstone Holdings LLC (Riverstone), Access Industries (Access) and Korea National Oil Corporation (KNOC) (collectively, our "Sponsors") and other co-investors acquired the predecessor entity to EP Energy. On August 30, 2013, we reorganized to form a new corporate holding structure under the name EP Energy Corporation. In January 2014, we completed our initial public offering, and our common stock is listed on the New York Stock Exchange ("NYSE") under the symbol "EPE." Our Sponsors and other legacy stockholders, as a group, continue to control a majority of our voting common stock and as a result we are a "controlled company" within the meaning of NYSE rules and qualify for exemption from certain corporate governance requirements.

Code of Ethics

        We have adopted a code of ethics, referred to as our "Code of Conduct," that applies to all of our directors and employees, including our Chief Executive Officer, Chief Financial Officer and senior financial and accounting officers. In addition to other matters, our Code of Conduct establishes policies to deter wrongdoing and to promote honest and ethical conduct. A copy of our Code of Conduct is available on our website at www.epenergy.com. We will post to our website all waivers to, or amendments of, our Code of Conduct, which are required to be disclosed by applicable law.

Corporate Governance Guidelines

        Our Board has adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the NYSE. The Corporate Governance Guidelines address matters including qualifications for directors, standards for independence of directors, election of directors, responsibilities of directors, mandatory retirement for directors, limitation on serving on other boards/committees, management succession, director access to management and outside advisors, director compensation, prohibition on hedging and pledging of company stock, director orientation and continuing education, and annual self-evaluation of the Board and its committees. The Board recognizes that effective corporate governance is an on-going process, and the Board, either directly or through the Governance and Nominating Committee, will review and revise as necessary our Corporate Governance Guidelines annually, or more frequently if deemed necessary. A copy of our Corporate Governance Guidelines is available on our website at www.epenergy.com.

Director Independence

        We qualify as a "controlled company" under the NYSE rules, which eliminates the requirements that we have a majority of independent directors on our Board and that we have compensation and governance and nominating committees composed entirely of independent directors.

        If at any time we cease to be a "controlled company" under applicable stock exchange rules, our Board will take all action necessary to comply with the applicable stock exchange rules, including appointing a majority of independent directors to our Board and establishing certain committees composed entirely of independent directors, subject to a permitted "phase-in" period. We will cease to qualify as a "controlled company" once our Sponsors, as a group, cease to control a majority of our voting stock.

        Our Board has affirmatively determined that each of Michael S. Helfer, Thomas R. Hix and Keith O. Rattie is independent as independence is defined in Rule 10A-3 of the Exchange Act, under NYSE listing standards and in accordance with standards of independence contained in our Corporate Governance Guidelines. In reaching this determination, the Board reviewed each director's commercial and charitable relationships as well as any potential related party transactions and determined that none of these relationships or transactions affect the independence of these directors.

Audit Committee Financial Expert

        The Audit Committee plays an important role in promoting effective accounting, financial reporting, risk management and compliance procedures and controls. All members of our Audit Committee meet the financial literacy standard required by the NYSE rules and at least one member qualifies as having accounting or related financial management expertise under the NYSE rules. In addition, the Board has affirmatively determined that Messrs. Hix (chairman of our Audit Committee) and Rattie are "audit committee financial experts."

Board Leadership Structure

        As stated in our Corporate Governance Guidelines, the Board does not have a formal policy addressing whether or not the roles of Chairman and Chief Executive Officer should be separate or combined. The directors serving on our Board possess considerable professional, financial and industry experience, significant experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that the company faces. As such, the Board believes that it is in the best position to evaluate the needs of the company and to determine how best to organize the company's leadership structure to meet those needs.

        At present, the Board has chosen to combine the positions of Chairman and Chief Executive Officer and Mr. Brent J. Smolik serves in the combined role. The Board believes this structure promotes strong alignment of strategic development and execution, effective implementation of strategic initiatives and clear accountability for the company's success or failure. In addition, the Board believes that combining the Chairman and Chief Executive Officer positions does not impede its oversight of the company and at present, the Board has not designated a separate lead director.

        While the Board has concluded that our current leadership structure is appropriate at this time, the Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board's Role in Risk Oversight

        The Board has oversight responsibility with regard to assessment of the major risks inherent in the business of the company and measures to address and mitigate such risks. The Board is actively involved in overseeing risk management. For example, the Board:

  •
  oversees the long-term strategic direction of the company, and in doing so regularly reviews the company's strategic plans, the principal issues and risks that the company may face and management's efforts to monitor and mitigate those risks;

  •
  oversees management of the company's commodity price risk through regular review with management of the company's hedging and price risk management strategy;

  •
  reviews results of capital programs;

  •
  has established a thorough delegation of authority, with specific dollar limits on the commitment authority of members of senior management; and

  •
  reviews management's capital spending plans, reviews and approves the company's capital budget and long-range plan and requires that management present for Board approval significant departures from those plans.

        While the Board is ultimately responsible for risk oversight at our company, the committees of the Board assist the Board in fulfilling its oversight responsibilities by considering the risks within their respective areas of expertise. For example, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities relating to the company's risk management policies and procedures. As part of this process, the Audit Committee meets periodically with management to review, discuss and provide oversight with respect to the major financial risk exposures and the steps management has taken to monitor, control and manage such exposures. The Compensation Committee likewise assists the Board in fulfilling its risk oversight responsibilities with respect to the management of risks associated with compensation-program design by reviewing whether there are risks arising from our compensation programs and practices that are reasonably likely to have a material adverse effect on the company. The Governance and Nominating Committee assists the Board in fulfilling its risk oversight responsibilities relating to the management of risks associated with corporate governance, board organization and membership, and policies governing conflicts of interest.

        As mentioned above, the Board's role in risk management is one of oversight. Company management is responsible for day-to-day management of risks the company faces.

Executive Sessions of the Board

        The Board holds regular executive sessions in which non-management Board members meet without any members of management present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. The Board has selected Thomas R. Hix, Chairman of the Audit Committee, to preside over all executive sessions of the Board, including non-management executive sessions and executive sessions of the independent directors. During 2015, non-management members of the Board met in executive session four times and the Audit Committee, Compensation Committee and Governance and Nominating Committee each met in executive session without members of management present.

Board and Committee Evaluations

        Each year the Board and each Board committee participates in a self-assessment or evaluation of the effectiveness of the Board and its committees. During 2015, our directors participated in a self-assessment of the Board and committee members likewise participated in a self-assessment of their respective committees. The Board and the committees discussed the results of these assessments and, as necessary, any action resulting from these assessments.

Management Succession

        The Board periodically reviews with the CEO the management succession and development plan which includes the succession of the CEO in the event of an emergency or retirement, as well as the succession of other employees critical to our company's continued operations and success.

Web Access

        We provide access through our website to current information relating to corporate governance, including a copy of each of the Board's standing committee charters, our Corporate Governance Guidelines, our Code of Conduct, our Restated Certificate of Incorporation and amended and restated Bylaws, our related party transaction policy, biographical information concerning each director, and other matters regarding our corporate governance principles. We also provide access through our website to all filings submitted by EP Energy to the SEC. Our website is www.epenergy.com, and access to this information is free of any charge to the user. Information contained on our website is not part of this proxy statement.

Process for Communication with the Board

        Our Board has established a process for interested parties to communicate with the Board. Such communications should be in writing, addressed to the Board or an individual director, c/o Ms. Marguerite N. Woung-Chapman, General Counsel & Corporate Secretary, EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660. Depending on the subject matter, the General Counsel & Corporate Secretary will:

  •
  forward the communication to the director or directors to whom it is addressed;

  •
  refer the inquiry to the appropriate corporate department if it is matter that does not appear to require direct attention by the Board or an individual director; or

  •
  not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

        These procedures may change from time to time, and you are encouraged to visit our website at www.epenergy.com for the most current means of contacting our directors.

Director Attendance at Annual Meeting

        In consideration of the company's "controlled company" status, the company does not currently have a policy with respect to board members' attendance at annual meetings of stockholders. Nine of our twelve Board members attended our 2015 Annual Meeting of Stockholders. Messrs. Beard, Hannan and Helfer were unable to attend due to prior commitments.

Related Party Transactions

        Our Board has adopted a written related party transactions policy. The policy defines a related party transaction as one in which EP Energy is a participant, the amount involved equals or exceeds $120,000, and a related party has a direct or indirect material interest. The policy defines a related party as any executive officer, director or director nominee, person known to be the beneficial owner of 5% or more of EP Energy's voting securities, immediate family member of any of the foregoing persons, or firm or corporation in which any of the foregoing persons is employed as an officer, is a general partner, or in which such person has a 10% or greater beneficial ownership interest.

        The policy includes procedures to review and approve, as necessary, any related party transactions prior to the transaction being entered into, or ratify any related party transactions that have not been previously approved. Other than certain pre-approved transactions specifically set forth in the policy, any related party transaction involving executive officers or their immediate family members other than the CEO or the general counsel are referred to the CEO and general counsel for approval. Any related person transaction involving the general counsel and his or her immediate family members will be referred to the CEO for approval. Any related person transaction involving 5% or greater stockholders, directors, director nominees or the CEO and their immediate family members will be referred to the Governance and Nominating Committee for approval. All related party transactions are reported annually to the Governance and Nominating Committee.

        In determining whether to approve a related party transaction, the CEO, general counsel or Governance and Nominating Committee will consider whether:

  •
  the terms of the transaction are fair to EP Energy and would be on the same basis if the transaction did not involve a related party;

  •
  there are business reasons to enter into the transaction;

  •
  the transaction would impair the independence of an outside director;

  •
  the transaction would present an improper conflict of interest for any director or executive officer; and

  •
  the transaction is material.

        The policy for approval of related party transactions can be found on our website at www.epenergy.com.

        In addition, under our stockholders agreement, the consummation of any transaction involving us, on the one hand, and any legacy stockholder, director or affiliate of any legacy stockholder or director, on the other hand (each such transaction, a "Related Person Transaction"), will in each case require the approval of a majority of the directors, other than those directors that are (or whose affiliates are) party to such Related Person Transaction or have been designated by the legacy stockholders who are party, or whose affiliates are party to, such Related Person Transaction. This approval is not required for (among other things): (i) any transaction that is consummated in the ordinary course of business, on arm's length terms and de minimis in nature (it being understood that any transaction or series of related transactions that involves goods, services, property or other consideration valued in excess of $10,000 will not be deemed to be de minimis); and (ii) an acquisition of additional securities by a legacy stockholder pursuant to an exercise of its preemptive rights under the stockholders agreement.

  May 2015 Bond Offering

        Apollo Global Securities, LLC, an affiliate of Apollo, and Riverstone Capital Services LLC, an affiliate of Riverstone, each acted as a co-manager and initial purchaser in connection with EP Energy LLC's issuance of its 6.375% senior unsecured notes due 2023. Apollo Global Securities, LLC received $675,000 of the gross spread in the sale of the initial notes. Riverstone Capital Services LLC received $225,000 of the gross spread in the sale of the initial notes.

  Proppant Supply Agreements

        We are party to certain supply agreements with Hexion Inc. (f/k/a Momentive Performance Materials Holdings LLC), to provide fracturing materials for our Eagle Ford drilling operations. Hexion is an affiliate of Apollo, one of our Sponsors. During 2015, we made payments to Hexion in the amount of $66,537,047 pursuant to these contracts. The supply agreements were entered into as market-based, arm's length transactions, and none of our Apollo-appointed Board members has a direct or indirect material interest in these payments.

  Drilling Services

        During 2015, we made payments to Express Energy Services in the amount of $766,084 for drilling-related services in the company's Wolfcamp area. Express Energy is an affiliate of Apollo, one of our Sponsors. These payments were made in the ordinary course of the company's business and done on a competitive bid basis. None of our Apollo-appointed Board members has a direct or indirect material interest in these payments.

INFORMATION ABOUT THE BOARD OF DIRECTORS
AND COMMITTEES

        The Board held eight meetings during 2015. Each director attended at least 75% of his board and committee meetings, with the exception of Mr. Hannan, who was unable to do so due to certain prior commitments.

Board Composition

        The supervision of our management and the general course of our affairs and business operations is entrusted to our Board. Our Board is currently comprised of 12 directors, with (i) four designated by Apollo, (ii) two designated by Riverstone, (iii) one designated by Access, (iv) one designated by KNOC, (v) our chief executive officer and (vi) three independent directors. In addition, Apollo has the right (but is not required) to designate an additional non-independent director. Apollo also has the right to designate any director as the Chairman of the Board and our chief executive officer, Mr. Smolik, currently serves in that capacity.

        Our Board is divided into three classes. The members of each class serve staggered, three-year terms. Upon the expiration of the term of a class of directors, directors in that class will stand for re-election for an additional three-year term at the annual meeting of stockholders in the year in which their term expires.

  •
  Thomas R. Hix, Jaegu Nam, Donald A. Wagner and Rakesh Wilson are Class II directors, whose initial terms will expire at the 2016 Annual Meeting and each of whom are standing for re-election at this annual meeting;

  •
  Gregory A. Beard, Keith O. Rattie, Robert M. Tichio and Brent J. Smolik are Class III directors, whose initial terms will expire at the 2017 annual meeting of stockholders; and

  •
  Ralph Alexander, Wilson B. Handler, John J. Hannan and Michael S. Helfer are Class I directors, whose terms will expire at the 2018 annual meeting of stockholders.

        Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

        As ownership in us by a Sponsor decreases, our stockholders agreement provides for the reduction in the number of directors such Sponsor may designate. The tables below state the number of director(s) that each Sponsor may designate to the Board pursuant to the stockholders agreement based on such Sponsor's ownership of common stock, in each case, expressed as a percentage of its ownership of common stock as of the first day of effectiveness of the company's registration statement under the Securities Act of 1933 in connection with our initial public offering (the "Effective Time") (e.g., 75% means that the Sponsor holds 75% of the common stock that it held as of the Effective Time).

Apollo Ownership	Non-Independent Directors	Independent Directors
At least 75%	5	2
Between 50% and 75%	4	2
Between 25% and 50%	2	1
Between 10% and 25%	1	0
Less than 10%	0	0

Riverstone Ownership	Non-Independent Directors	Independent Directors
50%	2	1
Between 20% and 50%	0	1
Less than 20%	0	0

Access Ownership	Non-Independent Directors	Independent Directors
At least 50%	1	0
Less than 50%	0	0

KNOC Ownership	Non-Independent Directors	Independent Directors
At least 50%	1	0
Less than 50%	0	0

        A director that is designated by any Sponsor pursuant to the stockholders agreement may be removed and replaced at any time and for any reason (or for no reason) only at the direction and upon the approval of such Sponsor for so long as such Sponsor has the right to designate the applicable director. The replacement of any director will be designated by the Sponsor that designated any such vacant seat unless such Sponsor has lost its right to designate the applicable director pursuant to the above. If the Sponsor has lost its right to designate the applicable director and the legacy stockholders hold at least 50% of our outstanding common stock, the legacy stockholders will have the right to designate a replacement director by a vote of the legacy stockholders holding a majority-in-interest of our outstanding common stock then held by the legacy stockholders (each such director, a "Replacement Director"); provided, that such Replacement Director is "independent" of us, the legacy stockholders and their affiliates under the rules of the NYSE.

Board Observers

        Our stockholders agreement provides certain Sponsors and legacy stockholders with certain rights with respect to the designation of observers to the Board. Each observer generally may attend the meetings of our Board as an observer (and not as a director) and receive the same meeting-related information given to Board members. No observer has a vote on our Board. The members of the Board can exclude any board observer from any board meeting to protect attorney-client privilege, in connection with a conflict of interest, or for any other reason with the consent of the legacy stockholder that appointed the board observer, which consent cannot be unreasonably withheld, conditioned or delayed. The tables below state the number of board observers that each Sponsor (other than Apollo, which has no such right) and other significant legacy stockholders may designate pursuant to the stockholders agreement based on such legacy stockholder's ownership of common stock, in each case, expressed as a percentage of its ownership of common stock as of the Effective Time (e.g., 50% means that the legacy stockholder holds 50% of the common stock that it held as of the Effective Time).

Riverstone Ownership	Board Observer
Between 20% and 50%	2
Less than 20%	0

Access Ownership	Board Observer
Between 20% and 50%	1
Less than 20%	0

KNOC Ownership	Board Observer
Between 20% and 50%	1
Less than 20%	0

EPE Management Investors, LLC	Board Observer
100%	2
Between 50% and 100%	1
Less than 50%	0

Other Significant Legacy Stockholders	Board Observer
At least 50%	1
Less than 50%	0

Committees of the Board

        Our stockholders agreement provides that for so long as each Sponsor has the right to designate a director or an observer to the Board, we will cause any committee of our Board to include in its membership such number of members that are consistent with, and reflects, the right of each Sponsor to designate a director or observer to the Board, except to the extent that such membership would violate applicable securities laws or stock exchange or stock market rules.

        The Board has established three standing committees to assist the Board in carrying out its duties: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. We describe the committees, their current membership and their principal responsibilities below.

Name	Board	Audit	Compensation	Governance and Nominating

Ralph Alexander	Member

Gregory A. Beard	Member		Chair	Member

Wilson B. Handler	Member		Member	Member

John J. Hannan	Member

Michael S. Helfer*	Member	Member	Member	Chair

Thomas R. Hix*	Member	Chair	Member

Jaegu Nam	Member		Member	Member

Keith O. Rattie*	Member	Member		Member

Brent J. Smolik	Chairman

Robert M. Tichio	Member		Member	Member

Donald A. Wagner	Member		Member	Member

Rakesh Wilson	Member		Member	Member

Number of 2015 Meetings	8	4	4	3

*
Independent Board member.

Audit Committee

        The Audit Committee consists of three members: Messrs. Hix (Chair), Helfer and Rattie. Each member of the Audit Committee satisfies the financial literacy and independence requirements of the NYSE listing standards. In addition, the Board has affirmatively determined that Messrs. Hix (chairman of our Audit Committee) and Rattie are "audit committee financial experts." No Audit Committee member serves on more than three audit committees of public companies, including our Audit Committee.

        The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

  •
  the company's independent registered public accounting firm's qualifications and independence;
  •
  the company's third party petroleum reserves engineer;
  •
  the audit of the company's financial statements;
  •
  the performance of the company's internal audit function and independent registered public accounting firm; and

  •
  the preparation of the report of the Audit Committee to be included in the company's annual proxy statement under the rules of the SEC.

        The Audit Committee is directly responsible for the appointment, compensation, oversight and dismissal of the company's independent auditor, Ernst & Young LLP, and the independent auditor reports directly to the Audit Committee. In addition, the Audit Committee provides an open avenue of communication between the internal auditors, the independent auditor and the Board.

        During 2015, the Audit Committee conducted a number of activities pursuant to its oversight responsibility and in accordance with its charter. The committee selected Ernst & Young LLP as the company's independent auditor, selected Ryder Scott as the company's third party petroleum reserves engineer and reviewed and approved the fees payable to each firm. The committee obtained and reviewed the report by the company's independent auditor describing, among other matters, the independent auditor's internal quality control procedures and all relationships between the independent auditor and EP Energy. The committee reviewed with EP Energy's Controller and the independent auditor all critical accounting policies and practices, significant changes in EP Energy's selection and application of accounting principles, judgments made in connection with the preparation of the financial statements and other significant financial reporting issues. The committee reviewed with the head of EP Energy's internal audit function the scope of internal audit activities, the results of audits that have been performed and the adequacy of internal audit staffing and resources. The committee met on at least a quarterly basis with the head of EP Energy's internal audit function, the independent auditor and management to discuss the effectiveness of disclosure controls and procedures, and any changes in EP Energy's internal control over financial reporting that occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. In addition, the committee discussed the effectiveness of internal control over financial reporting and management's assessment of its effectiveness. The committee also engaged in an annual self-evaluation to determine its effectiveness as a committee.

        The Audit Committee Charter can be found on our website at www.epenergy.com.

Policy for Approval of Audit and Non-Audit Services

        During 2015, the Audit Committee approved a pre-approval policy for audit, non-audit and tax services, as required under applicable law, and the pre-approved limit on fees for each of these categories. The Audit Committee's current practice is to consider for pre-approval annually all categories of audit and permitted non-audit and tax services proposed to be provided by our independent auditors for a fiscal year. The Audit Committee will also consider for pre-approval annually the maximum amount of fees and the manner in which the fees are determined for each type services proposed to be provided by the independent auditors for the fiscal year. The Audit Committee must separately pre-approve any service that is not included in the approved list of services or any proposed services exceeding the pre-approved cost levels. See "Principal Accountant Fees and Services" on page 74 of this proxy statement for the aggregate fees paid to Ernst & Young LLP for the year ended December 31, 2015.

Compensation Committee

        The Compensation Committee consists of eight members: Gregory A. Beard (chair), Wilson B. Handler, Michael S. Helfer, Thomas R. Hix, Jaegu Nam, Robert M. Tichio, Donald A. Wagner and Rakesh Wilson. We are a "controlled company" under NYSE listing rules; as a result, we are not required to have a compensation committee composed entirely of independent directors.

        The primary purpose of the Compensation Committee is to assist the Board in fulfilling its responsibility to:

  •
  oversee the company's management compensation policies and practices;
  •
  formulate, evaluate and approve the compensation and employment arrangements of the company's executive officers;

  •
  set, review and approve corporate goals and objectives relevant to officer compensation;
  •
  evaluate the performance of the CEO and his direct reports and based on this evaluation approve the compensation of such individuals;
  •
  oversee all compensation programs involving the issuance of equity under any equity compensation programs the company may institute from time to time; and
  •
  review and discuss with management the company's compensation discussion and analysis to be included in the company's annual proxy statement filed with the SEC.

        The Compensation Committee Charter can be found on our website at www.epenergy.com.

        See the "Compensation Discussion and Analysis" beginning on page 31 of this proxy statement for a discussion of our processes and procedures for determining and establishing executive compensation.

Compensation Consultant Independence and Payments

        The Compensation Committee has retained Frederic W. Cook & Co. ("FW Cook") as its independent compensation consultant. The compensation consultant is directly accountable to the Compensation Committee and the committee reviews all fees paid to the consultant for executive compensation advice. The Compensation Committee reviews, on an annual basis, the performance of the compensation consultant and provides the consultant with feedback. In addition, the Compensation Committee evaluated and confirmed that the compensation consultant has no conflicts of interest in its provision of executive compensation consulting services to the committee. Fees paid to FW Cook in 2015 for executive compensation consulting to the Compensation Committee were $188,086.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is a former or current officer or employee of the company. In addition, none of our executive officers serve as a member of the compensation committee or board of directors of another entity, one of whose executive officers serve on our Compensation Committee or Board.

Governance and Nominating Committee

        The Governance and Nominating Committee consists of eight members: Michael S. Helfer (chair), Gregory A. Beard, Wilson B. Handler, Jaegu Nam, Keith O. Rattie, Robert M. Tichio, Donald A. Wagner and Rakesh Wilson. We are a "controlled company" under NYSE listing rules; as a result, we are not required to have a governance and nominating committee composed entirely of independent directors.

        The primary purpose of the Governance and Nominating Committee is to assist the Board in fulfilling its responsibility to:

  •
  identify individuals qualified to serve as directors of the company and on committees of the Board, consistent with criteria approved by the Board and our stockholders agreement,
  •
  select the director nominees for the next annual stockholder meeting consistent with the criteria approved by the Board and our stockholders agreement;
  •
  advise the Board with respect to the Board composition, procedures and committees;
  •
  develop and recommend to the Board a set of corporate governance guidelines applicable to the company;
  •
  oversee compliance with our related party transaction policy; and
  •
  oversee the annual performance evaluation of the Board.

        The Governance and Nominating Committee Charter can be found on our website at www.epenergy.com.

Director Nomination Process

        The Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise relevant to the company with a reputation for integrity. The Board has delegated to the Governance and Nominating Committee the responsibility for identifying, screening and recommending candidates to the Board for Board membership in accordance with the policies and principles set forth in its charter and consistent with any contractual obligations of the company, including director appointment rights as set forth in our stockholders agreement. This assessment includes an examination of whether the individual is independent, as well as consideration of diversity, age, skills and experience in the context of the needs of the Board. When formulating its Board membership recommendations, the Governance and Nominating Committee may also consider advice and recommendations from others as it deems appropriate. The Governance and Nominating Committee will evaluate candidates submitted by stockholders according to the same criteria as any other nominees. Each director nominee who appears on the ballot for this Annual Meeting has been recommended by the Governance and Nominating Committee to the full Board.

        Except as otherwise set forth in our stockholders agreement, any stockholder desiring to nominate an individual for election to the Board must submit, in writing, a timely notice complying with the advance notice provisions set forth in Article II of our amended and restated Bylaws to Ms. Marguerite N. Woung-Chapman, General Counsel and Corporate Secretary, EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660, telephone (713) 997-1200 and facsimile (713) 997-4099. To be considered timely for a stockholder seeking to bring any matter before the 2017 annual meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the 2016 Annual Meeting. Under this criterion, stockholders must provide us with notice of nominations to be made at the 2017 annual meeting during the period from January 11, 2017 to February 10, 2017. If the 2017 annual meeting is held more than 30 days before or 60 days after May 11, 2017, for a stockholder seeking to bring any matter before the 2017 annual meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days before the date of the 2017 annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, by the tenth day after we publicly announce the date of the 2017 annual meeting.

        A stockholder's notice must set forth all of the information required by, and comply with, the advance notice provisions of our amended and restated Bylaws, including:

  •
  the name and address of such stockholder, as they appear on the company's books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith;
  •
  the class or series and number of shares of the company which are, directly or indirectly, owned beneficially and of record by such stockholder, such beneficial owner, and of their respective affiliates or associates or others acting in concert therewith;
  •
  any derivative instruments directly or indirectly owned beneficially by such stockholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the company;
  •
  any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the company;
  •
  any contract, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called "stock borrowing" agreement or arrangement, engaged in, directly or indirectly, by such stockholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the company by, manage the risk of share price changes for, or increase or decrease the voting power of, such stockholder with respect to any class or series of the shares of the company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any security of the company (any of the foregoing, a "Short Interest");

  •
  any rights to dividends on the shares of the company owned beneficially by such stockholder that are separated or separable from the underlying shares of the company;
  •
  any proportionate interest in shares of the company or derivative instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;
  •
  any performance-related fees that such stockholder is entitled to based on any increase or decrease in the value of shares of the company or derivative instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder's immediate family sharing the same household;
  •
  any significant equity interests or any derivative instruments or Short Interests in any principal competitor of the company held by such stockholder;
  •
  any direct or indirect interest of such stockholder in any contract with the company, any affiliate of the company or any principal competitor of the company;
  •
  any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act;
  •
  as to each person whom the stockholder proposes to nominate for election or reelection to the Board:
  o
  all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act, and
  o
  a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and
  •
  with respect to each nominee for election or reelection to the Board, include a completed and signed questionnaire, representation and agreement as required by our amended and restated Bylaws.

        In addition, the company may require any proposed nominee to furnish such other information as may reasonably be required by the company to determine the eligibility of such proposed nominee to serve as an independent director of the company or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

AUDIT COMMITTEE REPORT

        The Audit Committee's principal purpose is to assist the Board in its oversight of EP Energy's internal controls, financial statements and the audit process. The Board, in its business judgment, has determined that all members of the Audit Committee meet the independence standards of the NYSE and the SEC applicable to members of the Audit Committee. In addition, the Board has determined that each of Messrs. Hix and Rattie is an "audit committee financial expert" as defined by rules of the SEC.

        Management is responsible for the preparation, presentation and integrity of the company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for auditing the company's internal controls over financial reporting. While the Audit Committee has the responsibilities and powers set forth in its charter and management and the independent registered public accounting firm for the company are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

        In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2015 with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and any other applicable accounting and auditing standards. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence.

        Based on the reports and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to below and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

        Although determined to be financially literate (as defined by the SEC rules), the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the company and are not experts in auditor independence standards or legal or regulatory matters. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Ernst & Young LLP is in fact independent.

AUDIT COMMITTEE
Thomas R. Hix, Chairman Michael S. Helfer Keith O. Rattie

PROPOSAL NO. 1 — Election of Directors

        The Board has nominated the following individuals for election as Class II Directors of the company to hold office until the company's 2019 annual meeting of stockholders or until their successors are duly elected and qualified:

Thomas R. Hix
Jaegu Nam
Donald A. Wagner
Rakesh Wilson

        Each of the Class II nominees is currently serving as a director of the company. Their biographical information is contained in the "Directors and Executive Officers" section below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF EACH OF THE DIRECTOR NOMINEES.

 DIRECTORS AND EXECUTIVE OFFICERS

Directors and Nominees

        The company currently has a classified Board, with directors divided into three classes. The members of each class serve staggered, three-year terms (other than with respect to the initial terms of the Class I and Class II directors, which were for one and two years, respectively). Upon the expiration of the term of a class of directors, directors in that class will stand for re-election for an additional three-year term at the annual meeting of stockholders in the year in which their term expires.

        The following table sets forth certain information, as of the date of this proxy statement, regarding the company's Class II director nominees, as well as the Class I and Class III continuing directors.

Name	Position and Offices	Age

Class II Director Nominees

Thomas R. Hix	Director	68

Jaegu Nam	Director	50

Donald A. Wagner	Director	52

Rakesh Wilson	Director	40

Class I Directors

Ralph Alexander	Director	60

Wilson B. Handler	Director	31

John J. Hannan	Director	63

Michael S. Helfer	Director	70

Class III Directors

Gregory A. Beard	Director	44

Keith O. Rattie	Director	62

Brent J. Smolik	Chairman, President and Chief Executive Officer	54

Robert M. Tichio	Director	38

        The biographies of each of the Board members below contain information regarding the person's service as a director, business experience, board positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills of each Board member. Each of the Class II Director nominees has agreed to be named in this proxy statement and to serve as a director if elected.

DIRECTORS STANDING FOR RE-ELECTION

Class II Director Nominees (term expiring at 2016 Annual Meeting)

Thomas R. Hix Age 68	Director since 2014

Mr. Hix has served as a member of our Board since April 2014. Mr. Hix has been a business consultant since January 2003, and previously served as Senior Vice President of Finance and Chief Financial Officer of Cooper Cameron Corporation from 1995 until his retirement in 2003. Prior to that time, Mr. Hix held several executive level finance and accounting positions in the energy industry. Mr. Hix currently serves on the board of directors of the general partner of Western Gas Equity Partners LP, as a director of Rowan Companies, PLC, and as a director of Health Care Service Corporation (a Chicago-based company operating through its Blue Cross and Blue Shield divisions in Illinois, Texas, Oklahoma and New Mexico). Mr. Hix previously served as a director of El Paso Corporation from 2004 to May 2012. Mr. Hix holds a Bachelor of Business Administration in Accounting from Texas Tech University and an MBA from Pepperdine University.

As a former chief financial officer of a large, publicly-traded energy company, Mr. Hix has significant expertise in finance and accounting. Mr. Hix also provides the Board with valuable public company operating and management experience.

Jaegu Nam Age 50	Director since 2015

Mr. Nam has been a member of our Board since August 2015. Mr. Nam joined Korea National Oil Corporation (KNOC) in 1992 and worked in the areas of new ventures, exploration, operations, and asset optimization, spending most of his career in Korea, the United Kingdom, Peru and the United States. He is currently the Representative and Managing Director of the U.S Business Unit of KNOC under which three subsidiaries are running E&P businesses. At the same time, in the United States he is serving as President and board member for KNOC Eagle Ford Corporation, and Executive Vice President and board member for Ankor E&P Holdings Corporation. Mr. Nam received his bachelor's degree in Geology from Kyungpook National University. Mr. Nam was appointed to our Board by KNOC.

Based on Mr. Nam's educational background and extensive experience in the energy industry, we believe that Mr. Nam possesses the requisite set of skills to serve as a member of our Board.

Donald A. Wagner Age 52	Director since 2013

Mr. Wagner has been a member of our Board since August 2013 and previously served as a member of the Board of Managers of our predecessor entity, EPE Acquisition, LLC, from May 2012 to August 2013. Mr. Wagner is a Managing Director of Access Industries, having been with Access since 2010. He is responsible for sourcing and executing new investment opportunities in North America, and he oversees Access' current North American investments. From 2000 to 2009, Mr. Wagner was a Senior Managing Director of Ripplewood Holdings L.L.C., responsible for investments in several areas and heading the industry group focused on investments in basic industries. Previously, Mr. Wagner was a Managing Director of Lazard Freres & Co. LLC and had a 15-year career at that firm and its affiliates in New York and London. He is a board member of Access portfolio company Warner Music Group and was on the board of NYSE-listed RSC Holdings from November 2006 until August 2009. Mr. Wagner graduated summa cum laude with an AB in physics from Harvard College. Mr. Wagner was appointed to our Board by Access.

Based upon Mr. Wagner's experience as a director of various companies, including public companies, and over 25 years of experience in investing, banking and private equity, we believe that Mr. Wagner possesses the requisite set of skills to serve as a member of our Board.

Rakesh Wilson Age 40	Director since 2013

Mr. Wilson has been a member of our Board since August 2013 and previously served as a member of the Board of Managers of our predecessor entity, EPE Acquisition, LLC, from May 2012 to August 2013. Mr. Wilson is a Partner of Apollo and joined Apollo in 2009. Prior to joining Apollo, Mr. Wilson was at Morgan Stanley's Commodities Department in the principal investing group responsible for generating, evaluating and executing investment ideas across the energy sector. Mr. Wilson began his career at Goldman Sachs in equity research and then moved to its investment banking division in New York and Asia. Mr. Wilson currently serves on the board of directors of certain private companies, including American Petroleum Partners, LLC, CSV Midstream Solutions GP LLC, Jupiter Resources GP LLC, Resource Energy Partners, LLC, and Express Energy Services, LLC. He previously served as a director of Athlon Energy Inc., Parallel Petroleum and Talos Energy, LLC. Mr. Wilson graduated from the University of Texas at Austin and received his MBA from INSEAD, Fontainebleau, France. Mr. Wilson was appointed to our Board by Apollo.

We believe that Mr. Wilson's extensive international investment and risk management experience, his knowledge of the company and his service on multiple boards have provided him with a strong understanding of the financial, operational and strategic issues facing public companies in our industry, and that he possesses the requisite set of skills to serve as a member of our Board.

CONTINUING DIRECTORS

Class I Directors (term expiring at 2018 Annual Meeting)

Ralph Alexander Age 60	Director since 2013

Mr. Alexander has been a member of our Board since September 2013. Mr. Alexander is a Partner of Riverstone Holdings, LLC and joined Riverstone in September 2007. During 2007, Mr. Alexander served as a consultant to TPG Capital. For nearly 25 years, Mr. Alexander served in various positions with subsidiaries and affiliates of BP plc, one of the world's largest energy firms. From June 2004 until December 2005, he served as Chief Executive Officer of Innovene, BP's $20bn olefins and derivatives subsidiary. From 2001 until June 2004, he served as Chief Executive Officer of BP's Gas, Power and Renewables and Solar segment and was a member of the BP group executive committee. Prior to that, Mr. Alexander served as a Group Vice President in BP's Exploration and Production segment and BP's Refinery and Marketing segment. He held responsibilities for various regions of the world, including North America, Russia, the Caspian, Africa and Latin America. Prior to these positions, Mr. Alexander held various positions in the upstream, downstream and finance groups of BP. In addition to serving on the boards of a number of Riverstone portfolio companies and their affiliates, Mr. Alexander serves on the board of directors of Enviva Partners, LP, Niska Gas Storage Partners, LLC and Talen Energy Corporation. He previously served on the boards of Stein Mart Corporation, KiOR Inc., Amyris, Inc., Foster Wheeler AG and Anglo American plc. He holds a BS and MS in nuclear engineering from Brooklyn Polytech (now NYU School of Engineering) and holds an MS in management science from Stanford University. He is currently Chairman of the Board of NYU Polytechnic and is a New York University Trustee. Mr. Alexander was appointed to our Board by Riverstone.

We believe Mr. Alexander's extensive experience with the energy industry enables him to provide important insight and guidance to our management team and Board of Directors.

Wilson B. Handler Age 31	Director since 2013

Mr. Handler has been a member of our Board since November 2013. Mr. Handler joined Apollo in 2011 and is a member of the Natural Resources group. Prior to joining Apollo, Mr. Handler was an investment professional at First Reserve, where he was involved in the execution and monitoring of investments in the energy sector. Previously, he worked in the Investment Banking Division at Lehman Brothers in the Natural Resources group. Currently, Mr. Handler serves on the board of directors of certain private companies, including American Petroleum Partners, LLC, CSV Midstream Solutions GP LLC, Jupiter Resources GP LLC, and Resource Energy Partners, LLC, and previously served as a director of Athlon Energy Inc. Mr. Handler graduated from Dartmouth College with an AB in Economics and Government. Mr. Handler was appointed to our Board by Apollo.

Based upon Mr. Handler's extensive investment experience, his knowledge of the company and experience in the energy industry, we believe he possesses the requisite skills to serve as a member of our Board.

John J. Hannan Age 63	Director since 2013

Mr. Hannan has been a member of our Board since December 2013. Mr. Hannan is Chairman of the Board of Directors of Apollo Investment Corporation, a public investment company. He served as Chief Executive Officer of Apollo Investment Corporation from 2006 to 2008. Mr. Hannan, a senior partner of Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990. Mr. Hannan is an advisor to Apollo's Natural Resources group. He has been on several public boards including Vail Resorts, Inc. and Goodman Global, Inc., and is currently on the board of Environmental Solutions Worldwide and Brown University. Mr. Hannan is actively involved in charitable organizations. He received a BBA from Adelphi University and an MBA from the Harvard Business School. Mr. Hannan was appointed to our Board by Apollo.

Based on Mr. Hannan's strong investment and management experience and his service on multiple boards of directors, we believe that Mr. Hannan possesses the requisite set of skills to serve as a member of our Board.

Michael S. Helfer Age 70	Director since 2014

Mr. Helfer has been a member of our Board since January 2014. He is also a director of Grupo Financiero Banamex, S.A. de C.V. ("Banamex") and certain of its wholly-owned subsidiaries. Banamex is a wholly-owned subsidiary of Citigroup Inc. Mr. Helfer is Managing Director of Ice Glen Group LLC, which provides financial and strategic advice to clients, and Senior Adviser to JBKI, a family office in Houston, Texas. Mr. Helfer was Vice Chairman of Citigroup, Inc. from June 2012 until his retirement in March 2014. From February 2003 until May 2012, he served as General Counsel and Corporate Secretary of Citigroup. Mr. Helfer is a member of the Council on Foreign Relations and the American Law Institute. He has served as Chairman of the New York Clearing House Association, Chairman of the Legal Aid Society of the District of Columbia, as a member of the Board of Directors of Lincoln Center Theater, and as a Trustee of the Wexner Center for the Arts. He graduated from Claremont Men's College (now Claremont McKenna College) with a BA in Economics and received a J.D. from Harvard Law School.

Based upon Mr. Helfer's extensive management, business and leadership experience, we believe that he possesses the requisite set of skills to serve as a member of our Board. Mr. Helfer also provides the Board with valuable public company governance experience.

Class III Directors (term expiring at 2017 Annual Meeting)

Gregory A. Beard Age 44	Director since 2013

Mr. Beard has been a member of our Board since August 2013 and previously served as a member of the Board of Managers of our predecessor entity, EPE Acquisition, LLC, from May 2012 to August 2013. Mr. Beard joined Apollo in June 2010 as the Global Head of Natural Resources, based in the New York office. Mr. Beard joined Apollo with 19 years of investment experience, including 10 years at Riverstone Holdings where he was a founding member, Managing Director and lead deal partner in many of the firm's top oil and gas and energy service investments. While at Riverstone, Mr. Beard was involved in all aspects of the investment process including sourcing, structuring, monitoring and exiting transactions. Mr. Beard began his career as a Financial Analyst at Goldman Sachs, where he played an active role in that firm's energy-sector principal investment activities. Mr. Beard has also served on the board of directors of many oil and natural gas companies including Belden & Blake Corporation, Canera Resources, Cobalt International Energy, Eagle Energy, Legend Natural Gas I — IV, Mariner Energy, Phoenix Exploration, Titan Operating, Vantage Energy and Virginia Uranium. Mr. Beard has served on the Board of various oilfield services companies, including CDM Max, CDM Resource Management, and International Logging. Mr. Beard currently serves on the board of directors of certain private companies, including Apex Energy, LLC, Caelus Energy Alaska, LLC, CSV Midstream Solutions GP LLC, Double Eagle Energy Holdings, LLC, Double Eagle Energy Holdings II, LLC, Jupiter Resources GP LLC, NRI Management Group, LLC, Pinnacle Agriculture Holdings LLC, and Talos Energy, LLC. He previously served as a director of Athlon Energy Inc. Mr. Beard received his BA from the University of Illinois at Urbana. Mr. Beard was appointed to our Board by Apollo.

Based upon Mr. Beard's extensive investment and management experience, particularly in the energy sector, his strong financial background and his service on the boards of multiple oil and natural gas E&P companies and oilfield services companies, which have provided him with a deep working knowledge of our operating environment, we believe that he possesses the requisite skills to serve as a member of our Board.

Keith O. Rattie Age 62	Director since 2015

Mr. Rattie has been a member of our Board since January 2015. Mr. Rattie is the retired Chairman, President and Chief Executive Officer of Questar Corporation. He served as President of Questar from January 2001 to July 2010, as its Chief Executive Officer from May 2002 to July 2010, and as its Chairman from May 2003 to July 2012. He retired as a Questar director in May 2014. He also served as chairman of the board of QEP Resources following its spin-off from Questar from July 2010 until May 2012. He retired from the QEP board in February 2014. Mr. Rattie currently serves on the board of directors of Ensco plc, where he chairs the Audit Committee, and on the board of Rockwater Energy Solutions. In addition, he previously served as a director of Zions First National Bank from 2003 to 2015. He is the past chair of INGAA, and has served on the National Petroleum Council and the board of the Gas Technology Institute. Mr. Rattie has a BS degree in electrical engineering from the University of Washington and an MBA from St. Mary's College.

As the former CEO of a publicly traded company, Mr. Rattie brings extensive management, business and leadership skills to our Board. Mr. Rattie also provides the Board with valuable upstream and downstream E&P operations experience.

Brent J. Smolik Age 54	Director since 2013

Mr. Smolik has been our President, Chief Executive Officer and Chairman of the Board since August 30, 2013, President and Chief Executive Officer of EP Energy LLC since May 2012 and previously served as Chairman of the Board of Managers of our predecessor entity, EPE Acquisition, LLC, from May 2012 to August 2013. He was previously Executive Vice President and a member of the Executive Committee of El Paso Corporation and President of our predecessor, EP Energy Corporation (a/k/a El Paso Exploration & Production Company), from November 2006 to May 2012. Mr. Smolik was President of ConocoPhillips Canada from April 2006 to October 2006. Prior to the Burlington Resources merger with ConocoPhillips, he was President of Burlington Resources Canada from September 2004 to March 2006. From 1990 to 2004, Mr. Smolik worked in various engineering and asset management capacities for Burlington Resources Inc., including the Chief Engineering role from 2000 to 2004. He was a member of Burlington's Executive Committee from 2001 to 2006. Mr. Smolik currently serves on the boards of directors of Cameron International Corporation, the American Exploration and Production Council and the Producers for American Crude Oil Exports. Mr. Smolik received his Bachelor of Science in Petroleum Engineering from Texas A&M University.

As the President and Chief Executive Officer of EP Energy, Mr. Smolik is the only officer of our company to sit on the board. With over 30 years of energy industry experience, Mr. Smolik brings a comprehensive knowledge and understanding of our business to the Board and provides the Board with essential insight and guidance from an inside perspective on the day-to-day operations of our company.

Robert M. Tichio Age 38	Director since 2013

Mr. Tichio has been a member of our Board since September 2013. Mr. Tichio is a Partner of Riverstone Holdings LLC and joined Riverstone in 2006. Prior to joining Riverstone, Mr. Tichio was in the Principal Investment Area of Goldman Sachs which manages the firm's private corporate equity investments. Mr. Tichio began his career at J.P. Morgan in the Mergers & Acquisitions group where he concentrated on assignments that included public company combinations, asset sales, takeover defenses and leveraged buyouts. In addition to serving on the boards of a number of Riverstone portfolio companies and their affiliates, Mr. Tichio has been a director of Northern Blizzard Resources Inc. since June 2011. Mr. Tichio previously served as a member of the board of directors of Gibson Energy (TSE:GEI) from 2008 to 2013 and Midstates Petroleum Company, Inc. from 2012 to 2015. He holds an MBA from Harvard Business School and a bachelor's degree from Dartmouth College. Mr. Tichio was appointed to our Board by Riverstone.

We believe Mr. Tichio's extensive energy industry background, particularly his expertise in mergers and acquisitions, brings important experience and skill to our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table provides certain information regarding the beneficial ownership of our outstanding common stock as of March 17, 2016, for:

  •
  each person or group who beneficially owns more than 5% of our common stock;

  •
  each of our directors;

  •
  each of the named executive officers in the Summary Compensation Table; and

  •
  all of our current executive officers and directors as a group.

        The percentage of ownership is based on 251,985,900 shares of common stock outstanding as of March 17, 2016.

        The amounts and percentages of common stock beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote and in the next paragraph, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

        Our Sponsors, as a group, continue to control a majority of our voting common stock. As a result, we qualify as a "controlled company" under the NYSE listing rules. However, the number of shares reflected in the table below as beneficially owned by each of the Sponsors does not include shares held by the other Sponsors that are subject to the terms of the stockholders agreement pursuant to which, among other things, the sponsors have agreed to act together to vote for the election of each of their director nominees to the Board.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Apollo Funds (1)	112,596,207	44.7%
Riverstone (2)	31,276,726	12.4%
Access (3)	34,943,104	13.9%
KNOC (4)	31,276,726	12.4%
Brent J. Smolik (5)	1,658,513	*
Dane E. Whitehead	666,014	*
Clayton A. Carrell (6)	586,599	*
Marguerite N. Woung-Chapman	354,535	*
Joan M. Gallagher	252,382	*
Ralph Alexander	—	—
Gregory A. Beard	—	—
Wilson B. Handler	—	—
John J. Hannan	—	—
Michael S. Helfer	33,670	*
Thomas R. Hix	50,926	*
Jaegu Nam	—	—
Keith O. Rattie	28,194	*
Robert M. Tichio	—	—
Donald A. Wagner	—	—
Rakesh Wilson	—	—
Directors and executive officers as a group (16 persons)	3,630,833	1.4%

*
Less than 1%.

(1)
Includes shares held of record by Apollo Investment Fund VII, L.P. ("AIF VII"), Apollo Overseas Partners (Delaware 892) VII, L.P. ("AOP (Delaware 892)"), AOP VII (EPE Intermediate), L.P. ("AOP Intermediate"), Apollo Investment Fund (PB) VII, L.P. ("AIF (PB) VII"), ANRP (EPE Intermediate), L.P. ("ANRP Intermediate"), ANRP (Corp AIV), L.P. ("ANRP (Corp AIV)"), EPE Domestic Co-Investors, L.P. ("Domestic Co-Investors"), EPE Overseas Co-Investors (FC), L.P. ("Overseas Co-Investors"), EPE 892 Co-Investors I, L.P. ("Co-Investor I"), EPE 892 Co-Investors II, L.P. ("Co-Investor II"), and EPE 892 Co-Investors III, L.P. ("Co-Investor III," and together with AIF VII, AOP (Delaware 892), AOP Intermediate, AIF (PB) VII, ANRP Intermediate, ANRP (Corp AIV), Domestic Co-Investors, Overseas Co-Investors, Co-Investor I and Co-Investor II, the "Apollo Funds"). Apollo Management VII, L.P. ("Management VII") is the manager of AIF VII, AOP (Delaware 892), AOP Intermediate and AIF (PB) VII. Apollo Commodities Management, L.P. with respect to Series I ("Commodities Management") is the manager of ANRP Intermediate and ANRP (Corp AIV). EPE Acquisition Holdings, LLC ("Acquisition Holdings") is the general partner of Domestic Co-Investors, Overseas Co-Investors, Co-Investor I, Co-Investor II and Co-Investor III. Management VII and Commodities Management are the members and managers of Acquisition Holdings. AIF VII Management, LLC ("AIF VII LLC") is the general partner of Management VII. Apollo Management, L.P. ("Apollo Management") is the sole member-manager of AIF VII LLC. Apollo Management GP, LLC ("Management GP") is the general partner of Apollo Management. Apollo Commodities Management GP, LLC ("Commodities GP") is the general partner of Commodities Management. Apollo Management Holdings, L.P. ("Management Holdings") is the sole member and manager of Management GP and of Commodities GP. Apollo Management Holdings GP, LLC ("Management Holdings GP") is the general partner of Management Holdings. Leon Black, Joshua Harris and Marc Rowan are the managers, as well as executive officers, of Management Holdings GP, and as such may be deemed to have voting and dispositive control of the shares of stock held of record by the Apollo Funds. The address of each of ANRP Intermediate, ANRP (Corp AIV), AIF VII, AOP (Delaware 892), AOP Intermediate, AIF (PB) VII, Domestic Co-Investors, Co-Investor I, Co-Investor II and Co-Investor III is One Manhattanville Road, Suite 201, Purchase, New York 10577. The address of Overseas Co-Investors is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Street, George Town, Grand Cayman KY1-9005, Cayman Islands. The address of Commodities Management, Commodities GP, Acquisition Holdings, Management VII, AIF VII LLC, Apollo Management, Management GP, Management Holdings and Management Holdings GP, and Messrs. Black, Harris and Rowan, is 9 W. 57th Street, 43rd Floor, New York, New York 10019.

(2)
Riverstone V Everest Holdings, L.P. and Riverstone V FT Corp Holdings, L.P. are the record holders of 19,942,040 shares of common stock and 11,334,686 shares of common stock, respectively. Riverstone Energy Partners V, L.P. is the general partner of each of Riverstone V Everest Holdings, L.P. and Riverstone V FT Corp Holdings, L.P. Riverstone Energy GP V, LLC is the general partner of Riverstone Energy Partners V, L.P. Riverstone Energy GP V, LLC is managed by a seven person managing committee. Pierre F. Lapeyre, Jr., David M. Leuschen, James T. Hackett, Michael B. Hoffman, N. John Lancaster and Andrew W. Ward, as the members of the managing committee of Riverstone Energy GP V, LLC, may be deemed to share beneficial ownership of the shares of common stock owned of record by Riverstone V Everest Holdings, L.P. and Riverstone V FT Corp Holdings, L.P. These individuals expressly disclaim any such beneficial ownership. The business address for each of the persons named in this footnote is c/o Riverstone Holdings, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

(3)
Represents beneficial ownership attributable to record ownership of 31,276,726 shares of common stock by Texas Oil & Gas Holdings LLC ("TOGH"). Each of RSB Limited, Access Industries Holdings LLC, Access Industries, LLC, Access Industries Management, LLC, Access Industries, Inc. and Len Blavatnik may be deemed to beneficially own the shares of common stock held directly by TOGH. RSB Limited holds a majority of the outstanding membership interests in TOGH and, as a result, may be deemed to share voting and investment power over the shares of common stock held directly by TOGH. Access Industries Holdings LLC holds a majority of the outstanding voting interests in RSB Limited and, as a result, may be deemed to share voting and investment power over the shares of common stock beneficially owned by TOGH and RSB Limited. Access Industries, LLC holds a majority of the outstanding voting membership interests in Access Industries Holdings LLC and, as a result, may be deemed to share voting and investment power over the shares of common stock beneficially owned by TOGH, RSB Limited and Access Industries Holdings LLC. Access Industries Management, LLC controls, Access Industries, LLC and TOGH and, as a result, may be deemed to share voting and investment power over the shares of common stock beneficially owned by TOGH, RSB Limited, Access Industries Holdings LLC and Access Industries, LLC. Access Industries, Inc. controls Access Industries Holdings LLC and, as a result, may be deemed to share voting and investment power over the shares of common stock beneficially owned by TOGH, RSB Limited and Access Industries Holdings LLC. Len Blavatnik controls Access Industries Management, LLC and Access Industries, Inc. and a majority of the outstanding voting interests in Access Industries, LLC and, as a result, may be deemed to share voting and investment power over the shares of common stock beneficially owned by TOGH, RSB Limited, Access Industries Holdings LLC, Access Industries, LLC and Access Industries Management, LLC. Because of their relationships with TOGH, RSB Limited, Access Industries Holdings LLC, Access Industries, LLC, Access Industries Management, LLC and Len Blavatnik, each of AI Energy Holding LLC ("AIEH"), Altep 2014 L.P. ("Altep 2014") and AI Altep Holdings, Inc. (formerly known as Access Industries Inc), may be deemed to share voting and investment power over the shares of common stock beneficially owned by TOGH, RSB Limited, Access Industries Holdings LLC, Access Industries, LLC, Access Industries Management, LLC and Len Blavatnik. Each of RSB Limited, Access Industries Holdings LLC, Access Industries, LLC, Access Industries Management, LLC, AIEH, Altep 2014, AI Altep Holdings,, Inc. and Len Blavatnik, and each of their affiliated entities and the officers, partners, members, and managers thereof, other than TOGH, disclaims beneficial ownership of the shares held by TOGH. Also represents beneficial ownership of 3,556,387 shares of common stock held directly by AIEH. Each of Access Industries Management, LLC and Len Blavatnik may be deemed to beneficially own the shares of common stock held directly by AIEH. Access Industries Management, LLC controls AIEH and, as a result, may be deemed to share voting and investment power over the shares beneficially owned by AIEH. Len Blavatnik controls Access Industries Management, LLC and, as a result, may be deemed to share voting and investment power over the shares of common stock beneficially owned by AIEH. Because of their relationships with AIEH, Access Industries Management, LLC and Len Blavatnik, each of TOGH, RSB Limited, Access Industries Holdings LLC, Access Industries, LLC, Altep 2014 and AI Altep Holdings, Inc. may be deemed to share voting and investment power over the shares of common stock beneficially owned by AIEH, Access Industries Management, LLC and Len Blavatnik. Each of Access Industries Management, LLC, RSB Limited, Access Industries Holdings LLC, Access Industries, LLC, Altep 2014, AI Altep Holdings, Inc. and Len Blavatnik, and each of their affiliated entities and the officers, partners, members and managers thereof, other than AIEH, disclaims beneficial ownership of the shares held by AIEH. Also represents beneficial ownership of 109,991 shares of common stock held directly by Altep 2014. Each of AI Altep Holdings, Inc. and Len Blavatnik may be deemed to beneficially own the shares of common stock held directly by Altep 2014. AI Altep Holdings, Inc. is the general partner of Altep 2014 and, as a result, may be deemed to have voting and investment power over the shares owned directly by Altep 2014. Len Blavatnik controls AI Altep Holdings, Inc. and, as a result, may be deemed to share voting and investment power over the shares of common stock held by Altep 2014. Because of their relationships with Altep 2014, AI Altep Holdings, Inc. and Len Blavatnik, each of TOGH, RSB Limited, Access Industries Holdings LLC, Access Industries, LLC and AIEH may be deemed to share voting and investment power over the shares of common stock beneficially owned by Altep 2014, AI Altep Holdings, Inc. and Len Blavatnik. Each of AI Altep Holdings, Inc., RSB Limited, Access Industries Holdings LLC, Access Industries, LLC, Access Industries Management, LLC, AIEH and Len Blavatnik, and each of their affiliated entities and the officers, partners, members and managers thereof, other than Altep 2014, disclaims beneficial ownership of the shares held by Altep 2014. The address for TOGH, RSB Limited, Access Industries Holdings LLC, Access Industries, LLC, Access Industries Management, LLC, AIEH, Altep 2014, AI Altep Holdings, Inc. and Len Blavatnik is c/o Access Industries, Inc., 730 Fifth Avenue, 20th Floor, New York, NY 10019.

(4)
KNOC is the state-owned oil and gas company of the Republic of Korea. Jung Rae Kim, Joong Hyun Kim, Youn Sung Byun, Byung Jin Song, Chang Seok Jeong, Kang Hyun Shin, Hag Yong Sung, Han Joo Yoo, Woon Wha Park, Bo Hyun Chon, One Shick Shin, Gye Hyung Lee and Byung Og Ahn, as directors of KNOC (collectively, the "KNOC Directors" and each, a "KNOC Director"), exercise investment and voting power with respect to the shares of common stock owned by KNOC. Based on the foregoing relationships, each of the KNOC Directors may be deemed to be the beneficial owners of the shares of common stock owned by KNOC. Each KNOC Director disclaims beneficial ownership of such shares of common stock except to the extent of his or her pecuniary interest therein. The address of each KNOC Director and KNOC is c/o Korea National Oil Corporation, 305, Jongga-Ro, Jung-Gu, Ulsan, Korea 681-816.

(5)
Mr. Smolik's beneficial ownership includes 142,705 shares held in a family limited partnership (Smolik Interests Limited Partnership) and 61,335 shares held in a family trust (BJS 2012 Trust, Brent Smolik Trustee).

(6)
Mr. Carrell's beneficial ownership excludes 1,300 shares owned by his daughter. Mr. Carrell disclaims any beneficial ownership in those shares.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, certain officers and beneficial owners of more than 10% of a registered class of our equity securities to file reports of ownership and reports of changes in ownership with the SEC. Directors, officers and beneficial owners of more than 10% of our equity securities are also required by SEC regulations to furnish us with copies of all such reports that they file. Based on our review of copies of such forms provided to us, as well as written representations that no other reports were required, we believe that all filing requirements were timely complied with during 2015.

COMPENSATION DISCUSSION AND ANALYSIS

        This compensation discussion and analysis, or CD&A, explains our compensation philosophy, summarizes our compensation programs and reviews compensation decisions for the executive officers identified as named executive officers in the Summary Compensation Table on page 49. They include the following individuals:

Name	Title
Brent J. Smolik	Chairman, President and CEO
Dane E. Whitehead	Executive Vice President and CFO
Clayton A. Carrell	Executive Vice President and COO
Marguerite N. Woung-Chapman	Senior Vice President, General Counsel and Corporate Secretary
Joan M. Gallagher	Senior Vice President, HR and Administrative Services

        The discussion is divided into the following sections:

    I.
    Executive Summary

    II.
    Setting Executive Officer Compensation

    III.
    Elements of Total Compensation Program

    IV.
    2015 Compensation Decisions

    V.
    Other Compensation Matters

I.    Executive Summary

  Compensation Program Philosophy and Governance Practices

        The core of our executive compensation program is pay for performance. A significant portion of each executive's total annual compensation is at risk and dependent upon our company's achievement of specific, measurable performance goals. Our performance-based pay is designed to align our executive officers' interests with those of our stockholders and to promote the creation of stockholder value, without encouraging excessive risk-taking. To that end, our annual incentive plan uses a balanced approach of financial and non-financial goals to encourage executives to execute on short-term goals that generate long-term value. In addition, our equity program rewards long-term stock performance and is designed to create alignment with our stockholders and encourage retention. The framework of our executive compensation program, which incorporates what we believe are top governance practices, is set forth below:

We Do	We Do Not

✓

base a majority of total compensation on performance and retention incentives

✓

link annual cash incentives to achievement of pre-established financial, operational and safety performance goals

✓

consider the company's relative total stockholder return ("TSR") in determining the amount of any annual cash incentive awards

✓

vest equity awards over time to promote retention — 2015 long-term incentive awards incorporated 5-year ratable vesting

✓

require executive officers and independent directors to hold EPE stock through stock ownership guidelines

✓

prohibit executive officers and directors from pledging or hedging shares of our stock

✓

have a clawback policy that applies to our executive officers and others selected by the Board

✓

require double-trigger vesting upon a CIC for equity acceleration

✓

retain an independent compensation consultant to advise Compensation Committee on compensation matters and best practices

✓

conduct annual "say on pay" advisory votes

✗

offer significant perquisites (no club memberships, car allowances or personal aircraft usage)

✗

provide tax gross-ups

✗

have special retirement programs or accelerate equity awards upon retirement

✗

guarantee bonuses

✗

permit repricing of stock options without stockholder approval

✗

permit hedging transactions or short sales by executive officers or directors

✗

provide pension or supplemental executive retirement (SERP) benefits

✗

single-trigger equity vest upon a CIC

✗

incentivize excessive risk-taking in our compensation programs

  Say on Pay Vote Results

        The nonbinding advisory proposal regarding compensation of our named executive officers submitted to stockholders at our 2015 Annual Meeting was approved by over 99% of the votes cast. We believe this favorable outcome is evidence of our stockholders' support of our executive compensation program and the Compensation Committee's decisions. The committee made no material changes to the structure of our compensation programs during 2015, with the exception of granting long-term incentive awards at market-median levels, rather than below market as was done in 2014. The Compensation Committee will continue to consider the outcome of the company's say on pay votes when conducting its regular practice of evaluating the program and making future compensation decisions for the named executive officers.

  2015 Financial and Operational Highlights

        Highlights of the company's performance in 2015 include:

  •
  Operational and Financial Execution

      o
      Increased oil production 10% from 2014 to 60.5 thousand barrels per day (MBls/d); equivalent production increased 12% from 2014 to 109.7 thousand barrels of oil equivalent per day (MBoe/d)

      o
      Increased Adjusted EBITDAX* 6% to a record $1,641 million

      o
      Maintained a hedge program that provides cash flow stability for 2016

  •
  Long-term Value Creation

      o
      Proved oil and gas reserves decreased 12% from 2014 to 546 million barrels of oil equivalent (MMBoe) as of December 31, 2015 — 2015 proved reserves were lower than 2014 due to lower prices and the impact of the SEC's five-year development rule after our reduction in estimated capital in the company's long-range development plan based on the lower price environment; proved oil and gas reserves increased 6% prior to impacts from price and the 5-year development plan rule revisions

      o
      Maintained future drilling inventory of approximately 5,700 drilling locations providing the company 30 years drilling inventory at 2015 activity levels

  •
  Portfolio Activities

      o
      Refinanced senior secured notes and replaced with unsecured notes while also extending maturity

      o
      Maintained a significant liquidity position of $1.6 billion at year-end 2015

      o
      Expanded our current Eagle Ford position with third quarter 2015 acquisition adding 197 future drilling locations

*
See "Supplemental Non-GAAP Measures" on page 52 of our 2015 Annual Report on Form 10-K filed with the SEC on February 22, 2016 for a reconciliation and explanation of why management believes the presentation of Adjusted EBITDAX provides useful information to investors.

        Despite solid financial and operational performance, the company's TSR performance relative to its peer group during 2015 and since its initial public offering in January 2014 was, in both measurement periods, in the third quartile (38th and 37th percentile, respectively, using a 20-day moving average), and this result was taken into account by the Compensation Committee in making compensation decisions for 2015 performance.

  Executive Compensation Highlights

        Total compensation for each of our named executive officers is shown in the Summary Compensation Table on page 49. While we describe our executive compensation programs and relevant decisions in greater detail in this CD&A, actions the Compensation Committee took in 2015 in relation to our named executive officers are highlighted below:

  •
  Base Salary.  No base salary increases were awarded in 2015. The salary freeze was part of the company's efforts to control costs. Likewise, no base salary increases were approved for 2016.

  •
  Cash Incentive Awards for 2015 Performance.  Target awards remained the same. Financial and operational performance metrics set for the 2015 annual cash incentive awards (the "2015 scorecard") were, in the aggregate, achieved at above target levels. However, the Compensation

    Committee elected to use its discretion to reduce the 2015 scorecard payout to target level in consideration of the company's third-quartile relative TSR performance for 2015 and since its January 2014 initial public offering. The committee also took into account the sustained low commodity prices in 2015 and early 2016 and the need to preserve liquidity and be prudent in our cost structure. Based on the 2015 scorecard achievement, TSR results and other factors, the bonus payout to our named executive officers for 2015 performance was at target.

  •
  Long-Term Incentive Awards in 2015.  2015 grants were made in the form of restricted stock, with five-year ratable vesting. Grants were made at market-median levels. The awards were designed to create additional retention incentives and stockholder alignment.

  •
  Stock Ownership Guidelines.  Adopted stock ownership guidelines for executive officers and independent directors to further align their long-term interests with those of our stockholders.

  •
  Clawback Policy.  Adopted a compensation recovery (clawback) policy applicable to our executive officers and other individuals designated by our Board.

  •
  Long-Term Incentive Awards in 2016.  Starting in 2016, performance units will make up approximately 50% of the value of long-term incentive awards granted to our named executive officers to further link pay to performance, with the remaining 50% of value being awarded in the form of restricted stock. The payout on the performance units, which may be either stock or cash-settled at the discretion of the Compensation Committee, will depend entirely upon the company's multi-year relative TSR results. Historically, we have used a 10 day average of the closing sales price of our common stock immediately prior to and including the grant date to convert the dollar value of the grant into restricted stock. However, in light of the volatility of our stock during the first quarter of 2016 and to avoid the potential for excessive dilution, the Compensation Committee felt it prudent to establish a $4.50 floor on the conversion of grant values into restricted shares for purposes of 2016 awards. As such, we will use the greater of i) $4.50 or ii) the 10 day average of the closing sales price of our common stock immediately prior to and including the grant date, to convert the dollar value of the grant into restricted stock. Performance units, which have a target value of $100 per unit, will be converted into a number of units by dividing the grant value by $100.

II.   SETTING EXECUTIVE OFFICER COMPENSATION

  Role of Compensation Committee

        The Compensation Committee is responsible for overseeing and approving all compensation for our CEO and those executive officers reporting directly to him, which includes all of our named executive officers. The Compensation Committee receives information and advice from its independent compensation consultant as well as from our human resources department and management to assist in compensation determinations.

  Role of Compensation Consultant

        The Compensation Committee has retained FW Cook as its independent compensation consultant. FW Cook advises the committee on an ongoing basis with regard to the general compensation landscape and trends in executive and director compensation matters, including (i) competitive benchmarking, (ii) annual and long-term incentive plan design, (iii) performance metrics, (iv) compensation risk-management, and (v) updates on compensation trends and regulatory matters affecting compensation. FW Cook attends meetings of the Compensation Committee, participates in the committee's executive sessions, and is directly accountable to the committee. In addition, the Compensation Committee reviews FW Cook's performance on an annual basis and provides feedback. FW Cook is an independent compensation consulting firm and provides no services to us other than the executive compensation consulting services provided to the committee.

  Role of Management and CEO in Determining Executive Compensation

        While the Compensation Committee is responsible for approving and monitoring all compensation for our named executive officers, management plays a supporting role in determining executive compensation. At the Compensation Committee's request, management recommends appropriate company-wide financial and non-financial performance goals for annual incentive awards, which the Committee considers in establishing the scorecard. Management works with the Compensation Committee to establish the agenda and prepare meeting information for each Compensation Committee meeting. In addition, our CEO assists the Compensation Committee by providing his evaluation of the performance of the executive officers who report directly to him and recommends compensation levels for such officers. The Compensation Committee evaluates the performance of the CEO and makes compensation decisions for him independently.

  Peer Group

        The Compensation Committee has established a peer group that is utilized in executive compensation analysis and to compare TSR relative to our performance. TSR is a discretionary factor that the Compensation Committee considers, along with the scorecard and individual performance, in determining annual cash incentives for our named executive officers.

        In May 2015 the committee, with assistance from its independent compensation consultant, conducted its regular periodic review of the compensation peer group. The peer group was developed in 2014 and is comprised of mid-cap onshore exploration and production companies which have similar size and business characteristics as EP Energy and reflect companies with which we compete for executive talent. As part of its review process, the Compensation Committee reviewed total revenues and market capitalization of each peer company to determine if any changes were warranted. Based on this analysis, the Compensation Committee elected to make no changes for 2015, with the exception of the removal of Rosetta Resources Inc. mid-year in connection Rosetta's merger with Noble Energy. The table below sets forth the peer group used during 2015.*

Antero Resources Corp.	Newfield Exploration Co.	Southwestern Energy Co.
Cabot Oil & Gas Corp.	Oasis Petroleum Inc.	Ultra Petroleum Corp.
Cimarex Energy Co.	Pioneer Natural Resources Co.	Whiting Petroleum Corp.
Concho Resources Inc.	QEP Resources Inc.	WPX Energy Inc.
Continental Resources Inc.	Range Resources Corp.
Denbury Resources Inc.	SandRidge Energy Inc.
Halcon Resources Corp.	SM Energy Co.

*
In early 2016 Halcon Resources Corp., SandRidge Energy, Inc. and Ultra Petroleum Corp. were removed and Energen Corp. and Laredo Petroleum, Inc. were added to the compensation peer group. See 2016 Peer Group Changes on page 44 for additional detail.

  Benchmarking Data

        As part of our compensation analysis process and with input from FW Cook, the Compensation Committee reviews the compensation paid to our CEO and other named executive officers relative to the compensation paid to similarly-situated executives at our peer companies. This practice is often referred to as "benchmarking." The Compensation Committee also utilizes survey data representing the market of companies in which we compete for executive talent as an additional means of benchmarking — for 2015, we used the 2015 US Energy 27 Compensation Survey. We believe benchmarks are helpful and provide a point of reference, although they are not definitive.

        The Compensation Committee generally sets total direct compensation targets (sum of base salary, annual cash incentive and long-term incentive awards) for our executives near the market median of our peers. However, because comparative data is just one of several considerations used in determining executive officer compensation, actual pay may vary from the median of comparative compensation based on various factors, including:

  •
  scorecard and TSR performance;

  •
  individual performance;

  •
  scope of job responsibilities;

  •
  market conditions;

  •
  competitive pressures for that position within the industry; and

  •
  internal equity considerations.

        For example, 2015 total cash compensation (2015 base salary plus annual cash incentive paid in March 2015) for our named executive officers was on average at 90% of the market-median of our peer group and survey data. In addition, long-term incentive grants made in 2015 were averaged at 104% of the market-median of our peer group and survey data.

III. Elements of Total Compensation Program

        The table below summarizes the elements of EP Energy's 2015 executive compensation program.

Compensation Element	Objective	Key Features
Base Salary	To provide a minimum, fixed level cash compensation	Reviewed annually; no increases made in 2015

Annual Cash Incentive Awards	To motivate and reward named executive officers' contributions to achievement of pre-established performance goals, as well as individual performance
Target bonus opportunity established for each named executive officer; actual bonus payable from 0% to 200% of target

Paid after year end once the Compensation Committee has determined company performance relative to pre-established performance goals and individual performance

Long-Term Incentive Awards	To reward stock price appreciation and encourage retention	Restricted stock grants with 5-year ratable vesting

Compensation Element	Objective	Key Features
Qualified 401(k) Plan	To provide retirement savings in a tax-efficient manner	Retirement benefits are provided under the following qualified plan:

401(k) Retirement Plan

•

401(k) plan covering all employees

•

company contributes an amount equal to 100% of each participant's voluntary contributions under the plan, up to a maximum of 6% of eligible compensation (based on IRS limits)

•

company contributes an additional "retirement contribution" equal to 5% of each participant's eligible compensation annually (based on IRS limits)

Health & Welfare Benefits	To provide reasonable health and welfare benefits to executives and their dependents and promote healthy living	Health and welfare benefits available to all employees, including medical, dental, vision and disability coverage

Named executive officers also participate in our Senior Executive Survivor Benefits Plan

Senior Executive Survivor Benefits Plan:

•

provides executive officers with survivor benefit coverage in lieu of the coverage provided generally to employees under our group life insurance plan in the event of a named executive officer's death

•

amount of survivor benefit is 2 1/2 times the executive officer's annual salary

Compensation Element	Objective	Key Features
Severance	To provide a measure of financial security in the event an executive's employment is terminated without cause	Severance payable in the event of an executive's involuntary termination of employment without cause or termination by the executive for "good reason," as set forth under the terms of the executive's employment agreement.

Benefits include:

•

3X sum of annual salary+target bonus for CEO; 2X sum of annual salary+target bonus for other named executive officers

•

pro-rata bonus for year in which termination occurs

•

36 months of benefits continuation for CEO; 24 months for other named executive officers

No severance is payable in the event an executive is terminated for cause.

Perquisites	Limited perquisites provided to assist executives in carrying out duties and increase productivity	Includes financial planning assistance and subsidized annual physical examinations

IV.  2015 Compensation Decisions

  2015 Annual Base Salaries and 2015 Target Bonus Opportunities

        We entered into employment agreements with each of our named executive officers in May 2012. The employment agreements provide for, among other things, base salaries and annual performance bonus targets. Under the agreements, base salary levels for our named executive officers are reviewed on an annual basis by the Compensation Committee and may be increased at the committee's discretion.

        At its February 2015 meeting, the Compensation Committee determined it would be appropriate to freeze base salaries at 2014 levels for our named executive officers. The Compensation Committee believed this action was appropriate to reflect the company's ongoing efforts to reduce costs and preserve liquidity in light of the steep drop in oil prices during the fourth quarter of 2014 and early 2015 and to better position the company for long-term success. As such, our named executive officers did not receive base salary increases in 2015. In addition, no adjustments were made to the named executive officers' 2015 target bonus opportunities, which the Compensation Committee believed continued to be appropriate and commensurate with the responsibilities of the respective executives. The following table sets forth the base salaries and annual target bonus opportunities for our named executive officers for 2015.

Annual Base Salaries and
Target Bonus Opportunities

Name	2015 Base Salary ($)	2015 Target Bonus Opportunity (% of salary)
Brent J. Smolik	865,000	100%
Dane E. Whitehead	466,000	100%
Clayton A. Carrell	485,000	100%
Marguerite N. Woung-Chapman	387,000	70%
Joan M. Gallagher	340,000	60%

  Annual Cash Incentive Awards for 2015 Performance

        2015 Scorecard.    In February 2015, the Compensation Committee approved our 2015 scorecard for use in determining 2015 cash incentive awards. The 2015 scorecard consists of six categories of company-wide financial, operational and safety performance goals. These scorecard goals were set in alignment with our strategic plan objectives and capital budget for the year. The operational goals reflect the company's focus on efficient capital deployment. Each category includes individual scorecard metrics, each with a threshold, target and maximum achievement level, although no one metric is determinative to the overall scorecard weighting or bonus determination process, in part due to the number of scorecard components and in part due to the Committee's discretion to reduce or modify cash incentive payouts based on company performance and external factors outside of the specific scorecard goals. In approving the 2015 scorecard, the Compensation Committee retained discretion to adjust scorecard achievement for extraordinary or unplanned events that deviated from 2015 capital plan assumptions. In addition, while the scorecard plays an important role in determining eligibility for cash incentive payouts, the Compensation Committee retains discretion to adjust actual cash incentive payouts based on TSR, business conditions and other company performance factors as it deems appropriate.

        The following table summarizes the 2015 scorecard, its key components and weightings, and the level of achievement of each component. In addition, definitions of each of the scorecard components are included immediately below the scorecard table.

2015 SCORECARD

Scorecard Category	Objectives	Key Metrics	Weighting	Achievement

Profit	Focus on near term cash flow generation, results largely driven by oil production growth and maximizing cash flow margin	• Adjusted EBITDAX ($MM) (1)	25%	Good. Lower G&A, lifting and transportation costs and production taxes driving above target performance.

Production & Reserves	Production drives cash flow and funding of capital program Continuous focus to replace current production with future reserves	• oil volumes (MBbls/d) (2) • equivalent volumes (MBoe/d) (3) • reserve additions (4)	25%	Fair. Oil volumes above threshold but below target due to Eagle Ford frac interference partially offset by improving Wolfcamp and Altamont results. Reserve additions below threshold.

Costs	Minimizing operating costs is a primary value driver	• total adjusted cash costs (5) • total adjusted cash G&A (6)	20%	Excellent. Adjusted cash costs better (lower) than target driven by lower G&A, direct lifting costs, production taxes and transportation costs.

Adjusted cash G&A significantly better (lower) than both target and maximum goal.

Long-Term Value Creation	Deliver or exceed on returns targeted in capital plan Focus on capital discipline and company leverage	• before tax IRR (unloaded) at $3.00/MMBtu and $55/Bbl (7) • oil and gas capital expenditures ($MM) (8) • gross development costs/well (9) ▪ Eagle Ford ▪ Wolfcamp ▪ Altamont ▪ Haynesville	20%	Good. Significantly lower capex from 2015 capital plan driven by greater service cost reductions and efficiencies.

Before tax returns at threshold but below target driven by Eagle Ford frac interference offset by better Haynesville well performance.

Well costs better (lower) than target in Eagle Ford, Wolfcamp and Altamont oil plays, below target in Haynesville driven by larger frac design.

Health & Safety	Safety is core company value Designed to enhance accountability for both employees and contractors	• safety goals relating to combined employee and contractor recordable injuries rate	10%	Excellent. Safety metrics favorable resulting in company's best total recordable incident rate to date.

Ethics & Compliance	Designed to enhance accountability for both employees and contractors and ensure high standards of ethical conduct	• certification of compliance with our Code of Conduct by 100% of employees • no material weaknesses in internal controls over financial reporting	Discretionary overlay	Pass ☑ Fail ☐
100% of employees and contractors reviewed and certified compliance with our Code of Conduct; no material weaknesses found in ICFR for 2015. This category graded on a pass/fail basis only.

(1)	Adjusted EBITDAX*	Earnings before interest and debt expense, income taxes, depreciation, depletion and amortization, and exploration expenses. Management will also adjust out impacts from non-cash items such as impairment charges and mark-to-market effects on financial derivatives.
(2)	Oil Volumes*	Volume as reported publicly in financial results based on sales of oil.
(3)	Equivalent Volumes*	Volume as reported publicly in financial results based on sales of oil, gas, and natural gas liquids, with metric reference in equivalent terms.
(4)	Reserve Additions*
Reserve Additions is the year-end proved extensions, discoveries, reserves revisions for price, and performance and other additions and acquisitions as defined by the SEC and reported in our Form 10-K, Supplemental Oil & Natural Gas Disclosures.
(5)	Total Adjusted Cash Costs*	The sum of the following items, divided by production volume to give $/Bbl:
• lease operating expenses • production taxes • taxes other than production and income taxes • general and administrative expenses (excludes non-cash portion of compensation expense).
(6)	Total Adjusted Cash G&A*	The sum of general and administrative expenses (excludes non-cash portion of compensation expense), capitalized G&A, and G&A related payroll taxes.
(7)	Before Tax Internal Rate of Return	The before-tax economic rate of return of wells completed.
(8)	Oil and Gas Capital Expenditures	Total dollars invested to find, develop, and extract reserves.
(9)	Gross Development Cost/Well	A measure of capital spent to make a well productive. This includes drilling, completion, and facilities capital. This measure is expressed on a per well basis.
*
Actual results are typically adjusted for certain circumstances that deviate from plan assumptions. The typical adjustments include commodity price impacts, acquisitions and divestitures, material shifts in capital expenditures, and unbudgeted transaction costs.

        Range of Individual Bonus Amounts.    In addition to company performance, individual performance plays an important role in determining annual incentives. Each named executive officer has individual accountabilities which are evaluated and taken into account in determining his or her specific bonus amounts. Pursuant to the terms of the executives' employment agreements, the actual percentage of cash incentive bonuses could be at any level between 0% to 200% of target.

        2015 Scorecard Results.    In February 2016, the Compensation Committee reviewed the performance of our company relative to the 2015 scorecard. In reviewing performance relative to the scorecard goals, the Compensation Committee excluded the impacts of certain extraordinary items, including commodity price impacts, acquisition activity, and production taxes. The Compensation Committee determined that these items were not related to the ongoing operation of EP Energy in a manner consistent with the way the performance goals and ranges were set for compensation-related purposes. Based on these adjustments, the Compensation Committee determined that EP Energy achieved a formulaic scorecard achievement level of 130%.

        In evaluating 2015 scorecard achievement, the Compensation Committee also considered the company's TSR performance relative to its peer group during 2015 and since its initial public offering in January 2014, which in both cases was in the third quartile (38th and 37th percentile, respectively, using a 20-day moving average). Although TSR is not a specific metric in the scorecard, the committee reserved the right to use stock performance as a discretionary overlay in determining scorecard achievement. The committee also took into account a number of additional factors, including the sustained low prices of oil, natural gas and NGLs in 2015 and early 2016 and the need to be prudent in our cost structure and preserve liquidity in a cash-constrained environment. Based on the company's relative TSR results and the other factors noted above, the Compensation Committee felt it appropriate to use its discretion to reduce the 2015 scorecard achievement level by 30 percentage points, from 130% of target to 100% of target. Consequently, the Compensation Committee approved a 2015 scorecard achievement level of 100% for annual cash incentive awards.

        The Compensation Committee also evaluated each executive officer's individual performance and contributions during 2015 and discussed with our CEO his recommendation as to the appropriate bonus levels for the executive officers reporting to him. Based on this review, the committee elected to make no individual performance adjustments to the target bonus amounts earned by the named executive officers, which the committee felt were appropriate in light of the company's performance and each executive's contributions and accomplishments during the year.

        2015 Annual Incentives.    Based on the policies described above, the Compensation Committee approved the following annual incentive bonuses for our named executive officers for 2015 performance. The amount was calculated in accordance with the following formula:

        The following table sets forth each named executive officer's annual cash incentive for 2015 performance.

Target vs. Actual
Annual Cash Incentives
for 2015 Performance

Name	Target Cash Incentive Bonus ($)	Percentage of Target Bonus Approved (%)	Actual Incentive Bonus ($)
Brent J. Smolik	865,000	100%	865,000
Dane E. Whitehead	466,000	100%	466,000
Clayton A. Carrell	485,000	100%	485,000
Marguerite N. Woung-Chapman	270,900	100%	270,900
Joan M. Gallagher	204,000	100%	204,000

(1)
Cash incentive awards for the named executive officers were paid in March 2016 and are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

  2015 Long-Term Incentive Awards

        We maintain our 2014 Omnibus Incentive Plan, or omnibus plan, pursuant to which various types of long-term equity incentives may be granted. Participation in the omnibus plan is limited to those officers and employees who are in a position to contribute meaningfully to our long-term growth and profitability. The omnibus plan is administered by the Compensation Committee, and the committee is authorized to make all grants of long-term incentive awards, as well as to make decisions and interpretations required to administer the plan.

        Long-term incentive awards are approved and granted on an annual cycle, typically in the first quarter of each year. Awards made by the Compensation Committee in 2015 were made in the form of restricted stock, with five-year ratable vesting. In a change from 2014, where grants were made at 25% of market targets, grants in 2015 were made at market-median levels. In determining 2015 long-term incentive grant levels, the committee considered the current value of the Class B shares granted in 2012 and held by the management team (which, assuming our Sponsors in a liquidity event received consideration for their Class A shares equal to the closing share price of the company's Class A common stock at either December 31, 2014 or at December 31, 2015, would not have resulted in a proceeds becoming payable to the Class B stockholders) and determined that market-median level grants were appropriate to create additional retention incentives and stockholder alignment.

        The Compensation Committee approved the grant value of each named executive officers' equity awards and conversion methodology in early 2015, with a grant date of March 16, 2015. The following table highlights each named executive officer's 2015 long-term equity grant value.

 2015 Long-Term Incentive Awards

Name	2015 Long-Term Incentive Grant Value (1)
Brent J. Smolik	$5,400,000
Dane E. Whitehead	$2,400,000
Clayton A. Carrell	$2,400,000
Marguerite N. Woung-Chapman	$1,450,000
Joan M. Gallagher	$1,000,000

(1)
We used a 10 day average of the closing sales price of our common stock immediately prior to and including the grant date, March 16, 2015, to convert the dollar value of the grant into restricted stock. The 10 day average closing share price over this measurement period was $10.12.

        The number of shares and the grant date fair market value of the restricted stock awarded in March 2015 to each named executive officer are reflected in the Grants of Plan-Based Awards Table.

  Early 2016 Compensation Decisions

  2016 Base Salary Freeze

        At its February 2016 meeting, the Compensation Committee determined it would be appropriate to continue to freeze the base salaries of our named executive officers at 2014 levels. The Compensation Committee believes this action is appropriate in connection with the company's ongoing efforts to reduce costs and preserve liquidity in light of the sharp drop in oil prices during 2015 through the first quarter of 2016 and to better position the company for long-term success. Consequently, our named executive officers will not receive base salary increases in 2016.

  2016 Peer Group Changes

        In early 2016, the Compensation Committee added Energen Corp. and Laredo Petroleum, Inc. to the compensation peer group and removed Halcon Resources Corp., SandRidge Energy, Inc. and Ultra Petroleum Corp. These changes were made after consideration of the revenue, market cap and EBITDA of each peer group member to ensure a peer group that is similar in size and scope for compensation benchmarking purposes. Going forward, the revised compensation peer group will be used to compare the competitiveness of the company's executive compensation program.

        In addition, in early 2016 the Compensation Committee adopted a performance peer group to evaluate the company's performance for purposes of administering performance-based elements of the executive compensation program — this includes measuring the company's relative TSR for both the discretionary overlay on the annual incentive program and for awards granted under the long-term incentive program. Both peer groups are detailed in the following table. Differences between the peer groups reflect the Compensation Committee's determination regarding the suitability of a specific peer company for these applications. Commencing in 2016, the performance peer group will be used to measure relative TSR to determine the payout level of performance units — see 2016 Long-Term Incentive Awards below.

Peer Comparator	2016 Compensation Peer Group	2016 Performance Peer Group
Antero Resources Corporation	X
Cabot Oil & Gas Corporation	X
Carrizo Oil & Gas Inc.		X
Cimarex Energy Co.	X	X
Concho Resources, Inc.	X	X
Continental Resources, Inc.	X	X
Denbury Resources Inc.	X	X
Energen Corp.	X	X
Laredo Petroleum, Inc.	X	X
Newfield Exploration Co.	X	X
Oasis Petroleum Inc.	X	X
PDC Energy, Inc.		X
Pioneer Natural Resources Co.	X	X
QEP Resources, Inc.	X	X
Range Resources Corporation	X
SM Energy Company	X	X
Southwestern Energy Company	X
Whiting Petroleum Corp.	X	X
WPX Energy, Inc.	X

  2016 Long-Term Incentive Awards

        Also in early February 2016, the Compensation Committee approved long-term incentive awards for 2016 for our named executive officers to be issued from our 2014 Omnibus Incentive Plan. In a change from 2015 grants, which were made 100% in the form of restricted stock, 2016 grants will be made in an approximate 50/50 mix of performance units and restricted stock. The committee felt it appropriate to incorporate performance units into the long-term incentive program to further align the interests of our executive officers with our stockholders and to create an additional pay-for-performance link. Each performance unit will have a target value of $100, and upon vesting, the value will range from $0-200 based on our TSR over the applicable performance period compared with the TSR of our peers, which for purposes of the performance units will consist of the performance peer group companies listed in the chart above. The performance units may be either stock or cash-settled at the discretion of the Compensation Committee. In order to phase in the vesting to a traditional 3 year schedule, performance unit awards granted in 2016 will incorporate three performance periods (1 year, 2 year and 3 year calendar periods), with one-third of the units tied to the relative TSR results of each period.

        The following table reflects the payout value of the performance units at the end of the applicable performance period based on our TSR performance during such period as compared with our peer group:

Performance Units — Determination of Value

Relative TSR Position Compared to Peer Group	Value of Performance Unit

Below 25th Percentile	$ 0

25th Percentile	$ 50

50th Percentile	$ 100

75th Percentile or Higher	$ 200

        If our TSR ranking at the end of the performance period is between the stated percentage levels set forth in the table above, the value of the performance units earned will be interpolated between the value levels. However, if the absolute TSR for the company is negative (i.e., without comparison to the TSR of the peer group) during the relevant performance period, the maximum value of each performance unit will be limited to a target value of $100.

        Long-term incentive grants for 2016 will be issued near the end of the first quarter and will be reported in next year's Summary Compensation Table and Grants of Plan-Based Awards Table in accordance with SEC reporting requirements regarding long-term incentive award issuances.

V.    Other Compensation Matters

  Stock Ownership Requirements

        We adopted stock ownership guidelines in early 2015 to emphasize our commitment to senior management and independent director stock ownership. These stock ownership guidelines are designed to emphasize stock ownership and to further align the interest of our executive officers and directors with our stockholders. These requirements are as follows:

Position	Minimum Aggregate Value
Chief Executive Officer	5X base salary
Other Named Executive Officers	2X base salary
Independent Directors	5X cash retainer (1)

(1)
Pursuant to our director compensation program, a director may elect to receive the annual cash retainer in the form of restricted stock in lieu of cash. The election to receive the retainer in the form of stock does not change the ownership threshold a director is required to meet to be in compliance with the guidelines, which is five times the value of the cash retainer, or $350,000.

        Each executive officer and independent director is required to meet the ownership threshold within five years of his or her election as an executive officer or director (or from the date of adoption of this policy, whichever is later). Based on the date of adoption of this policy, each of our current executive officers and independent directors will be required to be in compliance with the ownership thresholds set forth above by the first quarter of 2020.

  Clawback Policy

        We adopted a clawback policy in early 2015 applicable to our executive officers and other individuals designated by our Board. Under the policy, if it is determined that a covered employee engaged in fraud, misconduct or a violation of company policy that causes us to restate our reported financial or operating results due to material non-compliance with financial reporting requirements, the Board will review the incentive compensation paid, granted, vested or accrued to such employee during the three fiscal years prior to the date of such restatement. To the extent practicable and as permitted by applicable law, the Board will determine, in its discretion, whether to seek to recover or cancel the difference between any incentive compensation paid during the three years preceding such restatement that was based on having met or exceeded performance targets that would not have been met based upon the restated financial or operational results and the incentive compensation that would have been paid or granted to the covered employee or the incentive compensation in which the covered employee would have vested had the actual payment, granting or vesting been calculated based on the restated financial or operational results.

        In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was signed into law in 2010, imposes a number of executive compensation related requirements on public companies, including a requirement to adopt a clawback policy in conformance with the act (the "Dodd-Frank Clawback"). The SEC is currently in the process of preparing regulations on the Dodd-Frank Clawback, and once such regulations are finalized, we will comply accordingly. The implementation of the Dodd-Frank Clawback may require us to amend or modify our current clawback policy.

  Policy on Hedging and Pledging of Company Securitiesc

        We have a robust anti-hedging policy that prohibits employees and non-employee directors from engaging in any kind of hedging transaction that seeks to reduce or limit that person's economic risk associated with his or her ownership in EP Energy securities, which includes short-selling or the purchase or sale of puts, calls, options or other derivative securities based on the company's securities.

        In addition, our executives and non-employee directors are prohibited from holding EP Energy securities in a margin account or otherwise entering into any pledge arrangement that, in either case, would permit a third party to sell EP Energy securities without the individual's consent or knowledge.

  Compensation Risk Assessment

        During 2015, the Compensation Committee requested FW Cook to perform a risk assessment of our company's incentive compensation arrangements for all employees, including our named executive officers. Based on its review, FW Cook concluded the company's compensation programs do not motivate undue risk and that the compensation policies and practices are not reasonably likely to have a material adverse effect on the company. See "Compensation Policies and Practices as they Relate to Risk Management" on page 60 of this proxy statement for additional detail regarding the compensation risk assessment.

  162(m) IPO transition

        Section 162(m) of the Internal Revenue Code imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the CEO and the three other highest compensated executive officers of the company, not including the CFO. The deduction limit does not apply to performance-based compensation that satisfies the requirements of Section 162(m). The company is currently eligible for a post-IPO transition rule under which amounts paid under our 2014 Omnibus Incentive Plan, including annual cash incentive awards and long-term incentive equity grants, are exempt from the deduction limitations of Section 162(m). The transition rule will expire in connection with our annual meeting of stockholders in 2018.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE Gregory A. Beard, Chairman Wilson B. Handler Michael S. Helfer Thomas R. Hix Jaegu Nam Robert M. Tichio Donald A. Wagner Rakesh Wilson

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Brent J. Smolik	2015	865,000	—	5,005,130	—	865,000	—	48,226	6,783,356
Chairman, President & Chief	2014	861,252	—	644,507	653,530	865,000	—	45,040	3,069,329
Executive Officer	2013	850,000	2,000,000	—	—	1,100,000	—	37,827	3,987,827
Dane E. Whitehead	2015	466,000	—	2,224,505	—	466,000	—	48,405	3,204,910
Executive Vice President &	2014	462,000	—	306,160	310,460	466,000	—	44,358	1,588,978
Chief Financial Officer	2013	450,000	850,000	—	—	610,000	—	37,132	1,947,132
Clayton A. Carrell	2015	485,000	—	2,224,505	—	485,000	—	48,490	3,242,995
Executive Vice President &	2014	431,752	—	306,160	310,460	575,042		45,658	1,669,072
Chief Operating Officer	2013	400,000	600,000	—	—	540,000	—	44,350	1,584,350
Marguerite N. Woung-Chapman	2015	387,000	—	1,343,966	—	270,900	—	48,179	2,050,045
Senior Vice President, General	2014	382,752	—	159,710	161,956	270,900	—	38,914	1,014,232
Counsel & Corporate Secretary	2013	370,000	370,000	—	—	275,000	—	29,350	1,044,350
Joan M. Gallagher (4)	2015	340,000	—	926,875	—	204,000		48,691	1,519,566
Senior Vice President, Human	2014	316,750	—	99,496	100,899	204,000	—	44,385	765,530
Resources & Administrative
Services

(1)
The amount in this column for 2015 includes the aggregate grant date fair value of the stock awards granted to each named executive officer under the company's 2014 Omnibus Incentive Plan computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation — Stock Compensation" ("FASB ASC Topic 718"). The grant date fair value used to calculate these amounts is the same as that used for our stock-based compensation disclosure in Note 10 to our financial statements included in our 2015 Annual Report on Form 10-K filed with the SEC on February 22, 2016.

(2)
The amount in this column for 2015 reflects each named executive officer's annual cash incentive bonus earned for 2015 performance. Amounts for 2015 performance were paid in March 2016. See the discussion under "Annual Cash Incentive Awards for 2015 Performance" in the Compensation Discussion and Analysis for additional information.

(3)
The compensation reflected in the "All Other Compensation" column for 2015 for each of our named executive officers includes company matching and retirement contributions to our 401(k) Retirement Plan, annual executive physicals and financial planning assistance, which are listed in the table immediately following these footnotes.

(4)
Joan M. Gallagher was not a named executive officer in 2013 and consequently compensation information for that year is not included in this proxy statement.

 All Other Compensation included in the Summary Compensation Table for 2015

Name	Company Contributions to the 401(k) Retirement Plan ($)	Annual Executive Physicals ($)(A)	Financial Planning ($)(B)	Total ($)
Brent J. Smolik	29,150	1,100	17,976	48,226
Dane E. Whitehead	29,150	1,200	18,055	48,405
Clayton A. Carrell	29,150	1,450	17,890	48,490
Marguerite N. Woung-Chapman	29,150	1,155	17,874	48,179
Joan M. Gallagher	29,150	1,565	17,976	48,691

(A)
The amounts in this column reflect our cost for executive officer annual physicals.

(B)
The amounts in this column reflect the cost for financial and tax planning assistance we provided to our named executive officers. This amount is imputed as income and no tax gross-up is provided.

Grants of Plan-Based Awards
During the Year Ended December 31, 2015

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Share of Stock or Units (#) (2)
							Grant Date Fair Value of Stock Awards ($) (3)
Name	Grant Date	Date of Compensation Committee Action	Threshold ($)	Target ($)	Maximum ($)
Brent J. Smolik
Short-Term Incentive	N/A	N/A	432,500	865,000	1,730,000
Restricted Stock	03/16/2015	02/18/2015				533,596	5,005,130
Dane E. Whitehead
Short-Term Incentive	N/A	N/A	233,000	466,000	932,000
Restricted Stock	03/16/2015	02/18/2015				237,154	2,224,505
Clayton A. Carrell
Short-Term Incentive	N/A	N/A	242,500	485,000	970,000
Restricted Stock	03/16/2015	02/18/2015				237,154	2,224,505
Marguerite N. Woung-Chapman
Short-Term Incentive	N/A	N/A	135,450	270,900	541,800
Restricted Stock	03/16/2015	02/18/2015				143,280	1,343,966
Joan M. Gallagher
Short-Term Incentive	N/A	N/A	102,000	204,000	408,000
Restricted Stock	03/16/2015	02/18/2015				98,814	926,875

(1)
These columns show the potential value of the payout of the annual cash incentive bonuses for 2015 performance for each named executive officer if the threshold, target and maximum performance levels are achieved. The actual amount of the annual cash incentive bonuses earned for 2015 performance is shown in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column.

(2)
This column shows the number of shares of restricted stock granted in 2015 to the named executive officers. The shares vest in five equal annual installments beginning one year from the date of grant.

(3)
This column shows the grant date fair value of the restricted stock computed in accordance with FASB ASC Topic 718 granted to the named executive officers during 2015. Generally, the grant date fair value is the amount expensed in our financial statements over the vesting schedule of the restricted stock.

Description of Plan-Based Awards

Non-Equity Incentive Plan Awards

        The material terms of the non-equity incentive plan awards reported in the above table are described in "Compensation Discussion and Analysis" above.

Equity Awards

        The equity awards reflected in the above table are shares of restricted stock which were approved by the Compensation Committee and granted to our named executive officers on March 16, 2015. The equity awards were granted under our 2014 Omnibus Incentive Plan. The grant date fair value per share for the restricted stock awards granted on March 16, 2015 was $9.38.

        Restricted shares are subject to forfeiture in the event of a termination of employment. The restrictions will lapse on any unvested shares of restricted stock in the event of an executive's termination of employment without cause or by the executive for "good reason," if applicable, within two years following a change in control of EP Energy. The total value of the restricted stock can be realized only if the executives remain employed by EP Energy for the required vesting period.

Employment Agreements

        As discussed in the "Compensation Discussion and Analysis," we entered into employment agreements with our named executive officers in May 2012. The employment agreements have an initial five-year term, but the term of each agreement will be extended automatically for successive additional one-year periods unless either the executive or company provides written notice to the other at least 60 days prior to the end of the then-current initial term or extension term that no such automatic extension will occur. Additional detail regarding the employment agreements is set forth below.

Brent J. Smolik

        We entered into an employment agreement with Mr. Smolik, effective May 24, 2012, to serve as our President and Chief Executive Officer, as well as the Chairman of the Board. Under the terms of the agreement, Mr. Smolik's minimum annual base salary is $850,000 (subject to periodic review and increase at the discretion of the Compensation Committee, increased to $865,000 as of April 1, 2014), with an annual cash bonus target equal to 100% of his annual base salary, with higher or lower amounts (0% to 200% of target) payable depending on performance relative to targeted results. Mr. Smolik is eligible to participate in all benefit plans and programs that are available to other senior executives of our company. Mr. Smolik's employment agreement contains provisions related to the payment of benefits upon certain termination events, as well as non-compete, non-solicitation and confidentiality restrictions.

Dane E. Whitehead

        We entered into an employment agreement with Mr. Whitehead, effective May 24, 2012, to serve as our Executive Vice President and Chief Financial Officer. Under the terms of the agreement, Mr. Whitehead's minimum annual base salary is $450,000 (subject to periodic review and increase at the discretion of the Compensation Committee, increased to $466,000 as of April 1, 2014), with an annual cash bonus target equal to 100% of his annual base salary, with higher or lower amounts (0% to 200% of target) payable depending on performance relative to targeted results. Mr. Whitehead is eligible to participate in all benefit plans and programs that are available to other senior executives of our company. Mr. Whitehead's employment agreement contains provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions.

Clayton A. Carrell

        We entered into an employment agreement with Mr. Carrell, effective May 24, 2012, to serve as our Executive Vice President and Chief Operating Officer. Under the terms of the agreement, Mr. Carrell's minimum annual base salary is $400,000 (subject to periodic review and increase at the discretion of the Compensation Committee, increased to $485,000 as of October 1, 2014), with an annual cash bonus target equal to 100% of his annual base salary, with higher or lower amounts (0% to 200% of target) payable depending on performance relative to targeted results. Mr. Carrell is eligible to participate in all benefit plans and programs that are available to other senior executives of our company. Mr. Carrell's employment agreement contains provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions.

Marguerite N. Woung-Chapman

        We entered into an employment agreement with Ms. Woung-Chapman, effective May 24, 2012, to serve as our Senior Vice President, General Counsel & Corporate Secretary. Under the terms of the agreement, Ms. Woung-Chapman's minimum annual base salary is $370,000 (subject to periodic review and increase at the discretion of the Compensation Committee, increased to $387,000 as of April 1, 2014), with an annual cash bonus target equal to 55% (increased to 70% in 2014) of her annual base salary, with higher or lower amounts (0% to 200% of target) payable depending on performance relative to targeted results. Ms. Woung-Chapman is eligible to participate in all benefit plans and programs that are available to other senior executives of our company. Ms. Woung-Chapman's employment agreement contains provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions.

Joan M. Gallagher

        We entered into an employment agreement with Ms. Gallagher, effective May 24, 2012, to serve as our Senior Vice President, HR and Administrative Services. Under the terms of the agreement, Ms. Gallagher's minimum annual base salary is $300,000 (subject to periodic review and increase at the discretion of the Compensation Committee, increased to $340,000 as of October 1, 2014), with an annual cash bonus target equal to 55% (increased to 60% in 2014) of her annual base salary, with higher or lower amounts (0% to 200% of target) payable depending on performance relative to targeted results. Ms. Gallagher is eligible to participate in all benefit plans and programs that are available to other senior executives of our company. Ms. Gallagher's employment agreement contains provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions.

Outstanding Equity Awards

        The following table provides information with respect to outstanding equity awards held by the named executive officers as of December 31, 2015.

Outstanding Equity Awards
at Fiscal Year-End 2015

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)				Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
			Option Exercise Price ($)
				Option Expiration Date
Name	Exercisable	Unexercisable
Brent J. Smolik	—	72,388 (2)	19.82	04/01/2024	32,518 (3)	142,429
					533,596 (4)	2,337,150
					207,985 (5)	(6)
Dane E. Whitehead	—	34,388 (2)	19.82	04/01/2024	15,447 (3)	67,658
					237,154 (4)	1,038,735
					69,328 (5)	(6)
Clayton A. Carrell	—	34,388 (2)	19.82	04/01/2024	15,447 (3)	67,658
					237,154 (4)	1,038,735
					69,328 (5)	(6)
Marguerite N. Woung-Chapman	—	17,939 (2)	19.82	04/01/2024	8,058 (3)	35,294
					143,280 (4)	627,566
					27,731 (5)	(6)
Joan M. Gallagher	—	11,176 (2)	19.82	04/01/2024	5,020 (3)	21,988
					98,814 (4)	432,805
					18,488 (5)	(6)

(1)
The values represented in this column have been calculated by multiplying $4.38, the closing price of our common stock on December 31, 2015, by the number of shares of stock.

(2)
These are stock options that were granted as part of the 2014 annual grant of long-term incentive awards. The options are subject to a delayed three-year ratable vesting schedule with the first tranche vesting on April 1, 2017, second tranche on April 1, 2018 and third tranche on April 1, 2019.

(3)
These are shares of restricted stock that were granted as part of the 2014 annual grant of long-term incentive awards. The restricted shares are subject to a delayed three-year ratable vesting schedule with the first tranche vesting on April 1, 2017, second tranche on April 1, 2018 and third tranche on April 1, 2019.

(4)
These are shares of restricted stock that were granted as part of the 2015 annual grant of long-term incentive awards. The restricted shares are subject to a five-year ratable vesting schedule with 20% vesting on each of March 16, 2016, 2017, 2018, 2019 and 2020.

(5)
These are shares of Class B common stock held by each of our named executive officers as of December 31, 2015. The Class B shares are subject to time-based vesting requirements (vest ratably over 5 years, with 20% vesting on each of May 24, 2013, 2014, 2015, 2016 and 2017) as well as a performance hurdle, and such shares do not become payable until the performance hurdle is achieved (e.g., certain liquidity events in which our private equity sponsors receive a return of at least one times their invested capital in our company). The performance hurdle applicable to the Class B common shares has not yet been met, and consequently, all of the Class B shares owned by the named executive officers are reported as unvested shares for purposes of this table.

(6)
Because the consideration to be received by Class B stockholders depends on the total value received by our private equity sponsors relating to their investment in our company, the market value of the shares of Class B common stock is not readily determinable. For illustrative purposes only and assuming that our private equity sponsors sold 100% of their shares of common stock on December 31, 2015 for net proceeds of $4.38 per share (the closing share price on December 31st), no proceeds would have been payable to our named executive officers relating to their Class B shares, as a sale at such price would not have triggered the performance hurdle applicable to the Class B Shares.

Potential Payments upon Termination or Change in Control

        The following section describes the benefits that may become payable to our named executive officers in connection with a termination of their employment.

Potential Payments under Employment Agreements

        As discussed above, we have entered into employment agreements with our named executive officers. The agreements contain provisions for the payment of severance benefits following certain termination events. Below is a summary of the payments and benefits these named executive officers would receive in connection with various employment termination scenarios.

        Under the terms of each employment agreement, if the executive's employment is terminated by us without cause or by the executive with good reason then the executive will be entitled to receive:

  •
  any accrued obligations;

  •
  a lump-sum payment equal to 200% (or 300% in the case of Mr. Smolik) of the sum of the executive's (a) annual base salary and (b) target annual bonus as of the termination date;

  •
  a prorated annual bonus based on the executive's target bonus opportunity for the year of termination; and

  •
  continuation of basic life and health insurance following termination for 24 months (or 36 months in the case of Mr. Smolik).

If the executive's employment is terminated for any other reason, our only obligation will be the payment of any accrued obligations. For purposes of the above, "good reason" means, as to any executive, the occurrence of any of the following events without the executive's consent: (a) a reduction in the executive's annual base salary other than a reduction of not more than 5% in connection with a general reduction in base salaries that affects all similarly situated executives in substantially the same proportions which is implemented in response to a material downturn in the U.S. domestic oil and natural gas exploration and development industry; (b) a failure of the company to cause the executive to be eligible under benefit plans that provide benefits that are substantially comparable in the aggregate to those provided to the executive as of the effective date of the employment agreement; (c) any material breach by the company of the employment agreement; (d) a material diminution in the executive's title, authority, duties, or responsibilities; (e) the requirement that the executive's principal place of employment be outside a 35 mile radius of his or her then-current principal place; (f) any purported termination of the executive's employment for cause which does not comply with the employment agreement; and solely with respect to Mr. Smolik, (g) the failure of the company to re-elect him as a member of the Board in connection with any election of directors. The term "cause" means the executive's (i) willful failure to perform the executive's material duties, (ii) willful and material breach of the employment agreement, (iii) conviction of or plea of guilty or no contest to, any felony or any crime involving moral turpitude, or (iv) engaging in actual fraud or willful material misconduct in the performance of the executive's duties under the employment agreement.

Potential Payments under Welfare Benefit Plans

        We sponsor a welfare benefit plan available to all employees that provides long-term disability benefits in the event of an employee's permanent disability. In the event of a named executive officer's permanent disability, disability income would be payable on a monthly basis as a long as the executive officer qualified as permanently disabled. Long-term disability benefits are equal to 60% of the executive's base salary in effect immediately prior to the disability, with a maximum monthly benefit equal to $25,000. In the event of a named executive officer's permanent disability, he or she may also elect to maintain basic life and health insurance coverage under our welfare benefit plan at active-employee rates for as long as the individual qualifies as permanently disabled or until he or she reaches age 65.

        In addition, our named executive officers participate in our Senior Executive Survivor Benefits Plan, which provides each of our named executive officers with survivor benefits coverage in the event of the executive's death in lieu of the coverage provided generally under our group life insurance plan. The amount of benefits provided is 2.5 times the executive's annual salary.

Treatment of Equity Awards

        In addition to the severance and welfare benefits described above, our named executive officers' outstanding equity awards may be impacted in the event of certain termination scenarios, as described below.

  2014 Omnibus Incentive Plan Awards

  Stock Options

        The stock options issued under our 2014 Omnibus Incentive Plan to the named executive officers in 2014 are subject to a delayed 3-year vesting schedule with vesting commencing in 2017. If the executive's employment is involuntarily terminated by the company without cause or in the event of the executive's termination due to disability, a pro-rata portion of the unvested options will vest on the date of the executive's termination of employment. The options will fully vest in the event of the executive's termination due to death. In addition, options will fully vest in the event of an executive's termination of employment without cause or by the executive for good reason within two years following a change in control of EP Energy. Unless stock options expire by their own terms, vested options may be exercised for three-months following a voluntary termination by the executive or an involuntary termination by the company without cause or one year in the event of termination due to death or disability. Vested but unexercised stock options are forfeited in the event of a termination for cause.

  Restricted Stock

        As discussed in the "Compensation Discussion and Analysis," the restricted shares issued under our 2014 Omnibus Incentive Plan to the named executive officers in 2015 are subject to a five-year ratable vesting schedule and the restricted shares issued in 2014 are subject to a delayed 3-year vesting schedule with vesting commencing in 2017. If the executive's employment is involuntarily terminated by the company without cause or in the event of the executive's termination due to disability, a pro-rata portion of the shares of restricted stock that remain subject to the restriction period will vest on the date of the executive's termination of employment. The shares of restricted stock will fully vest in the event of the executive's termination due to death. In addition, shares of restricted stock will fully vest in the event of an executive's termination of employment without cause or by the executive for good reason within two years following a change in control of EP Energy. Restricted shares that remain subject to the restriction period will be immediately forfeited in the event of a voluntary termination by the executive or a termination for cause.

  Legacy LTI Awards

  Common Stock

        Each of our named executive officers holds shares of common stock issued in connection with the formation of EP Energy in 2012, which include "buy-in" shares purchased by the executives with their own funds and a "matching" award of common stock equal to 50% of the buy-in shares purchased. These common shares are 100% vested, but remain subject to transfer restrictions until the earlier of May 2016 and certain liquidity events. In addition, the shares are subject to repurchase at the company's election in certain termination scenarios as follows:

  Voluntary Termination without Good Reason or Involuntary Termination with Cause

        In the event of a named executive officer's voluntary termination without good reason or if the executive's employment is terminated by the company with cause, then for a period of one year following the termination, the company may elect (but is not required) to repurchase the shares of common stock held by such executive for a purchase price equal to the lesser of the original cost paid by the executive to purchase the shares and the fair market value of the shares on the repurchase date.

  Involuntary Termination without Cause or Voluntary Termination with Good Reason or Termination due to Death or Disability

        In the event of a named executive officer's involuntary termination by the company without cause or termination by the executive with good reason, or in the event of the named executive officer's death or disability, then for a period of one year following the termination, the company may elect (but is not required) to repurchase the shares of common stock held by such executive for a purchase price equal to the fair market value of the shares on the repurchase date.

  Class B Common Stock

        The shares of Class B common stock issued to the named executive officers in 2012 vest ratably over five years. Below is a description of the impact of certain termination scenarios on the Class B shares.

  Involuntary Termination with Cause

        In the event of a named executive officer's termination with cause, all shares of Class B common stock held by such executive (whether vested or unvested) would be forfeited without consideration.

  Voluntary Termination without Good Reason

        In the event of a named executive officer's voluntary termination, 25% of the executive's vested Class B shares and all unvested Class B shares would be forfeited without consideration. In such event and for a period of one year following the termination, the company may elect (but is not required) to redeem the non-forfeited shares of Class B common stock held by such executive at the fair market value of such shares (as determined by the Board) on the repurchase date.

  Involuntary Termination without Cause or Voluntary Termination with Good Reason or Termination due to Death or Disability

        In the event of a named executive officer's involuntary termination by the company without cause or termination by the executive with good reason, or in the event of the named executive officer's death or disability, a pro-rata portion of the unvested shares of Class B common stock would vest as of the termination date (pro-rata vesting relating solely to the single tranche of Class B common stock that would have vested as of the next vesting date). All remaining unvested shares of Class B common stock would be forfeited without consideration. In such event and for a period of one year following the termination, the company may elect (but is not required) to redeem the non-forfeited shares of Class B common stock held by such executive at the fair market value of such shares (as determined by the Board) on the repurchase date.

Estimated Severance, Accelerated Equity, Disability and Survivor Benefits

        The following table presents the company's estimate of the amount of the benefits to which each of the named executive officers would have been entitled had his or her employment been terminated or a change in control occurred on December 31, 2015 under the scenarios noted below.

Name	Voluntary Termination Without Good Reason or Involuntary Termination with Cause ($)	Death ($)	Disability ($) (1)	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($) (2)	Change in Control (no Termination) ($)	Change in Control (plus Involuntary Termination without Cause or Voluntary Termination with Good Reason) ($)
Brent J. Smolik
Severance Payment	—	—	—	6,055,000	—	6,055,000
Equity Acceleration (3)	—	2,435,779	398,054	398,054	—	2,435,779
Continued Medical	—	—	14,862	54,270	—	54,270
Disability Income	—	—	300,000	—	—	—
Survivor Benefit	—	2,162,500	—	—	—	—
Dane E. Whitehead
Severance Payment	—	—	—	2,330,000	—	2,330,000
Equity Acceleration (3)	—	1,106,392	177,758	177,758	—	1,106,392
Continued Medical	—	—	19,662	48,132	—	48,132
Disability Income	—	—	279,600	—	—	—
Survivor Benefit	—	1,165,000	—	—	—	—
Clayton A. Carrell
Severance Payment	—	—	—	2,425,000	—	2,425,000
Equity Acceleration (3)	—	1,106,392	177,758	177,758	—	1,106,392
Continued Medical	—	—	19,662	48,132	—	48,132
Disability Income	—	—	291,000	—	—	—
Survivor Benefit	—	1,212,500	—	—	—	—
Marguerite N. Woung-Chapman
Severance Payment	—	—	—	1,586,700	—	1,586,700
Equity Acceleration (3)	—	662,860	106,311	106,311		662,860
Continued Medical	—	—	8,934	22,812	—	22,812
Disability Income	—	—	232,200	—	—	—
Survivor Benefit	—	967,500	—	—	—	—
Joan M. Gallagher
Severance Payment	—	—	—	1,292,000	—	1,292,000
Equity Acceleration (3)	—	454,793	72,861	72,861	—	454,793
Continued Medical	—	—	19,278	44,004	—	44,004
Disability Income	—	—	204,000	—	—	—
Survivor Benefit	—	850,000	—	—	—	—

(1)
Disability income would be payable on a monthly basis as long as the executive officer qualifies as permanently disabled. The amounts in this column assume disability income and continued benefit coverage for a period of one year.

(2)
For purposes solely of the equity acceleration disclosure in this column, the value listed would only accelerate vest in the event of the named executive officer's involuntary termination of employment without cause; a good reason termination without a change in control would not result in the accelerated vesting of equity.

(3)
This row shows the value of shares of restricted stock granted under our 2014 Omnibus Incentive Plan that vest in the event of the named executive officer's termination calculated using $4.38, the closing price of our common stock on December 31, 2015. Outstanding stock options that vest would have been underwater (option exercise price is above the December 31, 2015 closing stock price) and therefore no value is included in this row for options.

 Compensation Policies and Practices as they Relate to Risk Management

        With the help of its compensation consultant FW Cook, during 2015 the Compensation Committee reviewed our compensation policies and practices for all employees, including the named executive officers, and determined that our compensation policies and practices do not encourage inappropriate risk-taking and are not reasonably likely to have a material adverse effect on the company.

        Specifically, the Compensation Committee noted a number of design features of our compensation programs that mitigate these risks, including:

  •
  the company has adopted risk mitigators such as a clawback policy, stock ownership guidelines and an anti-hedging policy;

  •
  employees are in structured programs which have a maximum earning opportunity;

  •
  performance metrics for our annual incentive program are aligned with stockholder interests and utilize multiple metrics;

  •
  the Compensation Committee has discretion in determining compensation payouts;

  •
  leverage for the most significant potential for value creation resides in the Class B share program, which is aligned with long-term company performance;

  •
  employee wealth creation is determined by sustained multi-year performance, not by any single year;

  •
  the company does not use open-ended compensation arrangements or ones that motivate leveraging the company's balance sheet; and

  •
  the company's programs are overseen by an independent compensation committee who has engaged an independent consultant to provide advice regarding market trends relating to the form, design, and amount of compensation.

DIRECTOR COMPENSATION

        Our independent non-employee directors receive cash and equity-based compensation for their services as directors, as follows:

  •
  an annual cash retainer of $70,000;

  •
  an additional annual retainer of $15,000 for service as the chair of the Audit Committee or the Compensation Committee and $10,000 for service as the chair of any other board committee;

  •
  for non-chair committee members, an additional annual cash retainer of $7,500 for membership on the Audit Committee and $5,000 for membership on the Compensation Committee or any other board committee; and

  •
  an annual award of restricted stock granted under our 2014 Omnibus Incentive Plan, having a value as of the grant date of $175,000*.

Annual cash retainers are paid in quarterly installments at the end of each quarter, unless the director elects to receive the retainer in the form of restricted stock. Annual restricted stock grants are made each year on the date of the company's annual meeting of stockholders and vest one year from the date of grant. An independent director who joins the Board at any time other than the annual meeting will receive a pro-rated restricted stock grant as of the first business day of the month following the director's appointment to the Board, with such award vesting one year from the date of grant. Directors may, at their election, receive their annual cash retainer in the form of restricted stock, which award would be issued at the same time as the annual restricted stock grant and would be subject to the same vesting restrictions. Directors also receive reimbursement for out-of-pocket expenses associated with attending board or committee meetings.

*
In light of the volatility of our stock during the first quarter of 2016 and to avoid the potential for excessive dilution, the Board approved a $4.50 floor on the conversion price for purposes of 2016 restricted stock awards. As such, we will use the greater of i) $4.50 or ii) the closing sales price of our common stock on the grant date, to convert the dollar value of a director's equity retainer into restricted stock for 2016 awards.

Director Compensation Table

        The following table sets forth the aggregate dollar amount of all fees paid to each of our independent directors during 2015 for their services on the Board. The independent directors do not receive stock options or pension benefits.

Director Compensation
for the Year Ended December 31, 2015 (1)

Name	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3) (4)	All Other Compensation ($)	Total ($)
Michael S. Helfer	92,500	174,998	—	267,498
Thomas R. Hix	90,000	174,998	—	264,998
Keith O. Rattie	78,750	233,333	—	312,083

(1)
Our sponsor-appointed non-independent directors do not receive any compensation from us for serving on the Board; consequently they are not included in the Director Compensation Table above. In addition, employee directors do not receive any additional compensation for serving on the Board. Amounts paid as reimbursable business expenses to each director for attending Board functions are not reflected in this table. We do not consider the directors' reimbursable business expenses for attending board functions and other business expenses required to perform board duties to have a personal benefit. Accordingly, they are not considered a perquisite.

(2)
This column includes the value of a director's annual cash retainer, including the additional retainer for directors who chair a Committee of the Board and the additional retainer for members of the Audit Committee, Compensation Committee and Governance and Nominating Committee. Pursuant to our director compensation program, whereby a director may elect to receive the annual cash retainer in the form of restricted stock, the amount reflected in this column for Messrs. Helfer and Hix for 2015 includes $92,500 and $90,000, respectively, that each director elected to receive in the form of restricted stock. The restricted stock received in lieu of cash was issued on May 7, 2015 in connection with the annual restricted stock award, with each director being awarded 6,669 and 6,489 shares respectively, each share having a grant date fair value of $13.87.

(3)
The amount in this column represents the aggregate grant date fair value of the annual restricted stock awards granted in 2015 to the directors. Each of the directors received a grant of 12,617 shares of restricted stock on May 7, 2015 as their annual equity retainer, each share having a grant date fair value of $13.87. In addition, Mr. Rattie received a pro-rated equity grant of 5,577 shares of restricted stock on January 2, 2015, each share having a grant date fair value of $10.46.

(4)
As of December 31, 2015, Messrs. Helfer, Hix and Rattie had 19,286, 19,106 and 18,194, respectively, of restricted shares outstanding (unvested), comprised of the annual equity retainer, pro-rated equity retainer (where applicable) and shares received in lieu of cash at the election of the director.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information concerning the EP Energy Corporation 2014 Omnibus Incentive Plan as of December 31, 2015.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity compensation plans approved by stockholders	—	—	—
Equity compensation plans not approved by stockholders	214,337	$19.82	7,893,561

Total	214,337	$19.82	7,893,561

2014 Omnibus Incentive Plan

        In connection with our initial public offering, we adopted the 2014 Omnibus Incentive Plan, which plan was approved by our Board and became effective on January 15, 2014, the day prior to our initial public offering. A summary of the material terms of the omnibus plan are included in Proposal No. 3 on page 63.

 PROPOSAL NO. 2 — Advisory Vote on Executive Compensation

        Section 14A of the Exchange Act requires that we provide stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's compensation disclosure rules. This vote is commonly referred to as a "say on pay" vote.

        As an advisory vote, this proposal is not binding upon the company or our Board. However, the Compensation Committee, which is responsible for designing and administering the company's executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions for named executive officers.

        Accordingly, we ask our stockholders to vote on the following resolution:

        "Resolved, that the company's stockholders approve, on an advisory basis, the compensation of the company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and the narrative disclosures that accompany the compensation tables."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS,
AS DISCLOSED IN THIS PROXY STATEMENT.

 PROPOSAL NO. 3 — Approval of the 2014 Omnibus Incentive Plan, as amended and restated

        The Board of Directors recommends that stockholders approve the EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated, to increase the number of shares available for issuance by an additional 12,398,776.

Description of the Proposal and Material Plan Changes

        On February 10, 2016, the Board of Directors approved an amendment to the EP Energy Corporation 2014 Omnibus Incentive Plan, or omnibus plan, subject to stockholder approval, to increase the number of shares of common stock available for issuance by an additional 12,398,776 shares. No other material changes were made to the plan. The amendment has been incorporated into an amendment and restatement of the omnibus plan, which is attached as Appendix A hereto. The Board is submitting the omnibus plan, as amended and restated, for stockholder approval at the Annual Meeting.

        Stockholder approval of the omnibus plan, as amended and restated, will also constitute approval of the material terms of the performance goals under which compensation intended to constitute performance-based compensation, for purposes of Section 162(m) of the Code, may be paid.

        Section 162(m) places a limit of $1 million on the amount we may deduct in any one year for compensation paid to our CEO and our other three most highly-paid executive officers, other than our CFO. There is, however, an exception to this limit for certain performance-based compensation. Awards made pursuant to the omnibus plan may constitute such performance-based compensation. However, in order to qualify for this exception, stockholders must approve, at least every five years, the material terms of the performance goals of the omnibus plan under which such performance-based compensation will be paid. The company is currently eligible for a post-IPO transition rule under which amounts paid under the omnibus plan are exempt from the deduction limitations of Section 162(m). The transition rule will expire in connection with our annual meeting of stockholders in 2018.

        The material terms being submitted for approval for purposes of Section 162(m) include: (i) the employees eligible to receive awards under the omnibus plan, (ii) a description of the business criteria on which the performance goals may be based, and (iii) the maximum amount of compensation that could be paid to any employee if the performance goals are attained. This information is provided in the summary of the omnibus plan below.

Key Data

        The following table includes information regarding outstanding equity awards and shares available for future awards under the omnibus plan as of March 1, 2016 (and without giving effect to approval of the amendment and restatement under this Proposal No. 3). The omnibus plan is the only equity plan currently sponsored by the company.

Plan
Total shares underlying outstanding options	214,337
Weighted average exercise price of outstanding options	$ 19.82
Weighted average remaining contractual life of outstanding options	8 years
Total shares outstanding subject to Restricted Stock	3,962,566
Total shares currently available for grant at 3/1/16	8,001,653

        The closing price of a share of EP Energy common stock on the NYSE on March 17, 2016 was $6.31.

Summary of the Omnibus Plan

        The complete text of the omnibus plan, as amended and restated, is set forth as Appendix A attached hereto. The following is a general summary of the omnibus plan, which is qualified in its entirety by reference to Appendix A.

  Purpose of the Omnibus Plan

        The purpose of the omnibus plan is to promote the interests of the company and its stockholders by enhancing the company's ability to attract and retain employees and non-employee directors through suitable recognition of their ability and experience. The omnibus plan is further intended to align the employees' and non-employee directors' interests and efforts with the long-term interests of the company's stockholders, and to provide participants with a direct incentive to achieve the company's strategic and financial goals.

  Effective Date and Duration

        The omnibus plan originally became effective on January 15, 2014 when it was approved by our Board of Directors prior to our IPO. The plan authorizes the granting of awards for up to ten years from the plan's original effective date. The plan, as presently amended and restated, will become effective on May 11, 2016 if it is approved by stockholders at the 2016 annual meeting. The omnibus plan will remain in effect, subject to the right of our Board of Directors to terminate the plan at any time, until no awards remain outstanding.

  Administration of the Omnibus Plan

        The Compensation Committee of our Board of Directors is the plan administrator. The Compensation Committee is authorized to delegate its duties and responsibilities as plan administrator to one or more senior executives of the company or any committee thereof, subject to certain limitations. Our Board of Directors serves as plan administrator with respect to awards to non-employee directors.

        The plan administrator has the full power to select employees and non-employee directors to receive awards under the omnibus plan; determine the terms and conditions of awards; construe and interpret the plan and any awards granted thereunder; and, subject to certain limitations, amend the terms and conditions of outstanding awards. The plan administrator's determinations and interpretations under the omnibus plan are binding on all interested parties.

  Eligibility and Participation

        Eligible participants include all employees of the company or any subsidiary, including employees who are members of our Board of Directors, as well as non-employee members of our Board of Directors and consultants, as determined by the plan administrator. The number of employees and non-employee directors who are currently eligible to participate in the omnibus plan is approximately 617, from which the plan administrator has selected approximately 315 participants.

  Shares Subject to the Omnibus Plan

        The omnibus plan currently authorizes the issuance of up to 12,433,749 shares of our common stock. As of March 1, 2016, 8,001,653 shares remained available for issuance under the plan.

        The amended and restated omnibus plan, if approved by stockholders, will increase the maximum number of shares of common stock that may be issued under the plan by an additional 12,398,776 shares. Based on the number of shares available for issuance as of March 1, 2016, the increase would result in 20,400,429 shares remaining available for issuance under the plan.

        Any shares that are potentially deliverable under an award granted under the omnibus plan that is canceled, forfeited, settled in cash, expires or is otherwise terminated without delivery of such shares shall not be counted as having been issued under the plan. Likewise, shares that have been issued in connection with an award of restricted stock that is canceled or forfeited prior to vesting or settled in cash, causing the shares to be returned to the company, will not be counted as having been issued under the plan. In addition, shares that are held back or tendered (either actually or constructively by attestation) to cover the exercise price or tax withholding obligations with respect to an award will not be counted as having been issued under the plan.

        In the event of a change in capitalization, as defined in the omnibus plan, the plan administrator shall make such adjustments as it determines are appropriate and equitable to (i) the maximum number and class of shares of common stock or other stock or securities with respect to which awards may be granted under the plan, (ii) the maximum number and class of shares of common stock or other stock or securities that may be issued upon exercise of stock options, (iii) the individual annual grant limits for Section 162(m), (iv) the number and class of shares of common stock or other stock or securities that are subject to outstanding awards and the option price or grant price therefor, if applicable, and (v) performance goals.

        The shares to be delivered under the omnibus plan may be made available from any combination of shares held in the company's treasury, authorized but unissued shares of the company's common stock or previously issued shares of the company's common stock reacquired by the company, including shares purchased on the open market, as determined by the plan administrator.

  Individual Annual Grant Limits

        For purposes of Section 162(m), (i) the maximum number of our shares with respect to which stock options or stock appreciation rights may be granted to any participant in any calendar year is 4 million shares; (ii) the maximum number of our shares of restricted stock that may be granted to any participant in any calendar year is 2 million shares; (iii) the maximum number of our shares with respect to which restricted stock units, performance shares, stock-settled performance units or other stock-based awards may be granted to any participant in any calendar year is 2 million shares; and (iv) the maximum amount of cash-settled performance units or other awards under the plan, including cash incentive awards, that may be paid pursuant to the omnibus plan in any calendar year to any participant is $15 million. In addition, and notwithstanding any other provision of the plan to the contrary, the aggregate grant date fair value of all awards granted to any non-employee director during any single calendar year (excluding awards made at the election of the non-employee director in lieu of all or a portion of annual and committee cash retainers) may not exceed $600,000.

  Awards under the Omnibus Plan

        Grants under the omnibus plan may be made in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, incentive awards, and other cash or stock-based awards.

  Types of Awards

        Following is a general description of the types of awards that may be granted under the omnibus plan. Terms and conditions of awards will be determined on a grant-by-grant basis by the plan administrator, subject to limitations contained in the omnibus plan.

        Stock Options.    A stock option is the grant of an option made to eligible employees to purchase a specific number of shares of common stock under certain terms and conditions and for a set price. The plan administrator will determine the price of the shares of common stock covered by each stock option, except that the stock option price may not be less than 100% of the fair market value of the shares of common stock on the date the stock options are granted. The plan administrator will also set the term of each stock option. The term of a stock option may not exceed ten years from the date of the grant.

        Stock options granted under the omnibus plan may be either "incentive stock options" that qualify under the meaning of Section 422 of the Code or "non-qualified stock options" that are not designed to qualify under Section 422. With respect to each stock option granted under the omnibus plan, the plan administrator will determine the nature and extent of any restrictions to be imposed on the shares of common stock that may be purchased, including, but not limited to, restrictions on the transferability of shares acquired upon exercise. Stock options granted under the omnibus plan cannot be repriced without the approval of the stockholders other than in connection with a "change in capitalization" in which an adjustment is permitted. In addition, underwater stock options cannot be cashed out without stockholder approval.

        The actual purchase of shares of common stock pursuant to a stock option is called the "exercise" of that stock option. Stock options granted under the omnibus plan will be exercisable at such time or times and subject to such terms and conditions as determined by the plan administrator at the time of grant. The plan administrator may waive such restrictions on the exercisability of a stock option at any time on or after the date of the grant in whole or in part, as the plan administrator may determine in its sole discretion. Shares covered by a stock option may be purchased at one time or in such installments over the option period as determined by the plan administrator.

        The plan administrator will determine the form of payment of the stock option price, which may include cash, shares of common stock already owned by the participant, by broker assisted cashless exercise, or by a combination of any of the permitted methods of payment. The plan administrator may also designate additional forms of payment that will be permitted, provided the methods are permitted by applicable laws and regulations. A participant will not have any of the rights of a stockholder until the shares of common stock are issued to the participant.

        Stock Appreciation Rights.    A stock appreciation right granted under the omnibus plan is a right to receive the appreciation in value of a share of common stock between the date the stock appreciation right or related award is granted and the date it is exercised. A stock appreciation right may be granted freestanding or in tandem or in combination with any other award under the omnibus incentive plan. Upon exercise, each stock appreciation right will entitle a participant to receive payment from the company determined by multiplying (i) the difference between the fair market value of a share of common stock on the date the stock appreciation right is exercised over the price fixed at the date of grant (which shall not be less than 100% of the fair market value of a share of common stock on the date of grant) times (ii) the number of shares of common stock with respect to which the stock appreciation right is exercised. At the discretion of the plan administrator, the payment upon stock appreciation right exercise may be in cash, in shares of common stock of equivalent value, or in some combination thereof.

        A stock appreciation right granted in tandem with any other award under the omnibus plan shall be exercisable only at such times and to the extent that the award as to which it relates is exercisable or at such other times as the plan administrator may determine. A stock appreciation right expires at the same time the associated award expires, but in no case shall the right be exercisable later than the tenth anniversary of the date of its grant. A holder of a stock appreciation right will not have any of the rights of a stockholder until shares of common stock are issued. Stock appreciation rights granted under the omnibus plan cannot be repriced without the approval of the stockholders other than in connection with a "change in capitalization" in which an adjustment is permitted. In addition, underwater stock appreciation rights cannot be cashed out without stockholder approval.

        Performance Shares and Performance Units.    Performance shares granted under the omnibus plan represent the right to receive a number of shares of common stock for each performance share granted. Performance units granted under the omnibus plan represent the right to receive a payment, either in cash or shares of common stock, equal to the value of a performance unit. Performance shares or performance units may be granted to participants at any time and from time to time as the plan administrator determines. Performance shares and performance units may be granted alone or in combination with any other award.

        Prior to the grant of each performance share or performance unit, the plan administrator will establish the initial number of shares of common stock for each performance share and the initial value for each performance unit. In addition, the plan administrator will determine the performance goals used to determine the extent to which the participant receives a payout for the performance period. The plan administrator may assign percentages or other relative values of performance that will be applied to determine the extent to which the participant receives a payout. After a performance period has ended, the plan administrator will determine the extent to which the performance goals have been met and the holder of a performance share or performance unit is entitled to receive a payout of the number of performance shares or value of performance units awarded. No payout will be made without written certification by the plan administrator that the applicable performance goals have been satisfied. No dividends will be paid on unvested performance shares or unvested performance units (provided that dividends may accrue on such unvested awards and be paid to the extent the shares vest).

        Restricted Stock.    Restricted stock is common stock that is subject to forfeiture if a participant's employment terminates before a specified date, if pre-established performance goals for a specified time period are not attained or due to such other factors or criteria as the plan administrator may determine. Restricted stock may be granted to participants under the omnibus plan at any time and from time to time as the plan administrator determines. Generally, there is no purchase price associated with restricted stock.

        A participant who receives a grant of restricted stock will be recorded as a stockholder of EP Energy and, except as otherwise determined by the plan administrator, will have all the rights of a stockholder with respect to such shares (except with respect to the restrictions on transferability during the restriction period), including the right to vote the shares and receive dividends and other distributions paid with respect to the underlying shares. When all applicable conditions associated with a participant's restricted stock have been met, the shares shall become freely transferable, subject to any required share withholding to satisfy tax withholding obligations.

        Restricted Stock Units.    A restricted stock unit granted under the omnibus plan represents a right to receive a payment, in cash or shares of common stock, equal to the value of a share of common stock. Restricted stock units may be granted to participants at any time and from time to time as the plan administrator determines.

        A participant who receives a grant of restricted stock units will not be recorded as a stockholder of EP Energy and will not have any of the rights of a stockholder unless or until the participant is issued shares of common stock in settlement of the restricted stock units granted. The plan administrator may determine that restricted stock units are entitled to dividend equivalents equal to cash dividends, if any, paid on shares of common stock. Dividend equivalents may be paid in cash or common stock or credited to the participant as additional restricted stock units. When all applicable conditions associated with a participant's restricted stock units have been met, restricted stock units will be settled in any combination of cash or shares of common stock subject to the payment of all taxes required to be withheld.

        Incentive Awards.    An incentive award is a percentage of a participant's base salary, fixed dollar amount or other measure of compensation to be awarded in cash or other awards under the omnibus plan at the end of a performance period if certain performance goals or other performance measures are achieved. Prior to the beginning of a particular performance period, or not later than 90 days following the beginning of the relevant fiscal year, the plan administrator will establish the performance goals or other performance measures that must be achieved for any participant to receive an incentive award for that performance period. The performance goals or other performance measures may be based on any combination of corporate and business unit performance goals or other performance measures. The plan administrator may also establish one or more company-wide performance goals or other performance measures that must be achieved. Incentive awards become payable to the extent that the plan administrator certifies in writing that the performance goals or other performance measures selected for a particular performance period have been attained.

        At the end of each performance period and within 30 days after the information necessary to make a determination is available for the performance period, the plan administrator will determine whether the performance goals or other performance measures for the performance period have been achieved and the amount of each participant's award. Incentive awards may be paid in any combination of cash and/or other awards.

        Cash and Other Stock-Based Awards.    The plan administrator may grant cash awards to participants in such amounts and upon such terms, including the achievement of specific performance criteria as the plan administrator may determine. The plan administrator may also grant other types of equity-based or equity-related awards known as "other stock-based awards," which would include deferred share awards payable at a specified time or date, under the omnibus plan. Other stock-based awards may involve the transfer of actual shares of common stock or payment in cash or otherwise of amounts based on the value of shares of common stock. The plan administrator may establish performance criteria applicable to such awards in its sole discretion. Each cash award granted will specify a payment amount or payment range as determined by the plan administrator. Each other stock-based award will be expressed in terms of shares of common stock or units based on shares of common stock, as determined by the plan administrator.

  Performance Goals

        The plan administrator may determine that performance criteria will apply to awards granted under the omnibus plan. To the extent that awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the performance goals may include any one or more of the following, either individually, alternatively or in any combination, applied to either EP Energy as a whole or any subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to the predetermined target, to previous years' results or to a designated comparison group, in each case as specified by the plan administrator:

• earnings	• return on assets	• drilling inventory growth (% or absolute)
• earnings before interest and taxes	• return on net assets	• production or reserves per debt adjusted shares
• earnings before interest, taxes, depreciation and amortization	• return on equity or capital employed	• total stockholder return
• earnings before interest, taxes, depreciation, amortization and exploration expense	• return on total capital	• charge-offs
• earnings per share	• internal rate of return	• asset sale targets
• net income	• amount of the oil and gas reserves	• asset quality levels
• operating income	• oil and gas reserve additions	• value of assets
• revenues	• oil and gas reserve replacement ratios	• fair market value of the common stock
• operating cash flow	• costs of finding oil and gas reserves	• employee retention/attrition rates
• free cash flow	• oil and gas reserve replacement costs	• investments
• debt level	• daily natural gas and/or oil production	• regulatory compliance
• debt ratios or other measures of credit quality or liquidity	• production and production growth	• satisfactory internal or external audits
• equity ratios	• absolute or per unit operating and maintenance costs	• improvement of financial ratings
• expenses	• absolute or per unit general and administrative costs	• safety and environmental targets
• cost reduction targets	• absolute or per unit lease operating expenses	• ethics and internal controls
• capital expended	• operating and maintenance cost management	• economic value added
• working capital	• performance of investment in oil and/or gas properties	• achievement of balance sheet or income statement objectives
• weighted average cost of capital	• capital efficiency targets (capital/new volumes)	• project completion measures and/or
• capital per well	• redeployable capital savings targets	• other measures such as those relating to acquisitions, dispositions, or customer satisfaction
• operating or profit margins	• absolute or per unit cash costs
• interest-sensitivity gap levels	• present value ratio

        The plan administrator will be authorized to adjust the performance goals to include or exclude extraordinary charges, gain or loss on the disposition of business units, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions.

  Termination of Employment of Service

        Each award agreement will set forth the participant's rights with respect to the award following termination of employment or service. Unless explicitly set forth otherwise in an award agreement or as determined by the plan administrator, (i) all of a participant's unvested and/or unexercisable awards are automatically forfeited upon termination of a participant's employment or service for any reason, and, with respect to stock options or stock appreciation rights, a participant is permitted to exercise the vested portion of the stock option or stock appreciation right for three months following termination of employment. Provisions regarding the effect of a termination of employment or service upon an award are determined in the sole discretion of the plan administrator and need not be uniform among all awards or among all participants.

  Change in Control

        Under the omnibus plan, a change in control occurs if: (i) any person or entity, other than the Apollo stockholder, becomes the beneficial owner of 50 percent or more of EP Energy's common stock; (ii) a change in the composition of the board of directors such that members of the board during any consecutive 12-month period (the "incumbent directors") cease for any reason to constitute at least a majority of the members of the board of directors (but for avoidance of doubt, any new director who was approved by a vote of at least 2/3 by such incumbent directors shall be deemed an incumbent director); (iii) approval by stockholders of the company of a plan of complete dissolution or liquidation of the company; or (iv) consummation of a reorganization, merger, share exchange, consolidation or sale or other disposition of all or substantially all of the assets of the company ("corporate transaction"). A change in control has not occurred if EP Energy is involved in a corporate transaction in which (a) the same stockholders of EP Energy before the transaction own more than 50 percent of the outstanding common stock after the transaction is complete in the same proportions as their ownership immediately prior to the corporate transaction, (b) no one person or entity will own more than 50% of the outstanding shares of the resulting corporation, except to the extent that such ownership existed prior to the corporate transaction, and (c) individuals who were incumbent directors will continue to constitute at least a majority of the board of the resulting corporation.

        Except as otherwise provided in an award agreement, in the event of a participant's termination of employment (a) without cause or (b) by a participant for "good reason" (as defined in such participant's employment agreement, if applicable), in either event, within two years following a change in control (i) all stock options and stock appreciation rights will become fully vested and exercisable, (ii) the restriction periods applicable to all shares of restricted stock and restricted stock units will immediately lapse, (iii) the performance periods applicable to any performance shares, performance units and incentive awards that have not ended will end and such awards will become vested and payable in an amount assuming target levels of performance by both participants and the company have been achieved and (iv) any restrictions applicable to cash awards and other stock-based awards will immediately lapse and, if applicable, become payable.

  Transferability

        Awards granted under the omnibus plan may not be transferred, assigned, pledged, or encumbered in any manner except in the case of the death of a participant. Non-qualified stock options may be transferred to certain immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership, as provided for in the omnibus plan and allowed by the plan administrator. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of awards granted under the omnibus plan, or any right or privilege conferred thereby, contrary to the provisions of the omnibus plan, may result in the forfeiture of any affected award.

  Termination and Amendment of Omnibus Plan

        The plan administrator, subject to the approval of the board of directors, may from time to time amend the omnibus plan; provided, however, (i) stockholder approval is required to the extent required by applicable law, regulation or stock exchange rule and (ii) no change in any award previously granted under the omnibus plan may be made without the consent of the participant which would impair the right of the participant to acquire or retain common stock or cash that the participant may have acquired as a result of the omnibus plan. The Board may at any time suspend the operation of or terminate the omnibus plan with respect to any shares of common stock or rights which are not at that time subject to any award outstanding. No award may be granted under the omnibus plan on or after the tenth anniversary of the original effective date of the plan.

  Company Policies — Clawback

        All awards granted under the omnibus plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the company from time to time, including such policies that may be implemented after the date an award is granted. The company adopted a clawback policy in early 2015 and consequently, awards issued under the omnibus plan are subject to such policy.

  Tax Withholding

        We may deduct or withhold, or require a participant to remit, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the omnibus plan.

Option Grant Information

        It is not possible at this time to determine the awards that will be made in the future pursuant to the omnibus plan in the event the omnibus plan, as amended and restated, is approved by stockholders. Options that have been granted in the past are set forth in the following table.

Option Grants under 2014 Omnibus Incentive Plan

Name and Principal Position	Number of Securities Underlying Options Granted
Brent J. Smolik	72,388
Dane E. Whitehead	34,388
Clayton A. Carrell	34,388
Marguerite N. Woung-Chapman	17,939
Joan M. Gallagher	11,176

All current executive officers as a group	170,279
All current directors who are not executive officers as a group	—
Each nominee for election as a director	—
Each associate of such executive officers, directors or nominees	—
Each other person who received or is to receive 5% of such options	—
All employees, including all current officers who are not executive officers, as a group	44,058

Total	214,337

United States Federal Income Tax Consequences

        The following is a brief discussion of the principal federal income tax consequences relating to options awarded under the omnibus plan. This summary is based on our understanding of present federal income tax law and regulations. The summary does not purport to be complete or applicable to every situation.

  Consequences to the Participant

        Grant.    There are no federal income tax consequences to the participant solely by reason of the grant of incentive stock options (ISO) or non-qualified stock options (NQSO) under the omnibus plan.

        Exercise.    The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the ISO no later than three months following the termination of the participant's employment with EP Energy. However, such exercise may give rise to alternative minimum tax liability (see "Alternative Minimum Tax" below).

        Upon exercise of a NQSO, a participant will generally recognize ordinary taxable income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the amount paid by the participant at the exercise price. The ordinary income, if any, recognized in connection with the exercise by a participant of a NQSO will be subject to both wage and employment tax withholding.

        A participant's tax basis in the shares of common stock acquired upon the exercise of a stock option will be the amount paid upon exercise plus, in the case of a NQSO, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

        Qualifying Disposition.    If a participant disposes of shares of common stock acquired upon exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the ISO, the participant will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant's adjusted basis in such shares (generally the option exercise price).

        Disqualifying Disposition.    If the participant disposes of shares of common stock acquired upon the exercise of an ISO (other than in certain tax free transactions) within two years from the date on which the ISO was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the ISO, at the time of the disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share's fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant's actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the participant). If the total amount realized in a taxable disposition (including the return of capital gain) exceeds the fair market value on the date of exercise of the shares of common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of such excess. If the participant incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the participant) the loss will be a capital loss.

        Other Disposition.    If a participant disposes of shares of common stock acquired upon exercise of a NQSO in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant's basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of common stock acquired upon exercise of ISOs as discussed above) will be short-term or long-term depending on whether the shares of common stock were held for more than one year from the date such shares were transferred to the participant.

        Alternative Minimum Tax.    Alternative minimum tax, to which we refer as AMT, is payable if and to the extent the amount thereof exceeds the amount of the taxpayer's regular tax liability. Any AMT paid generally may be credited against future regular tax liability (but not future AMT liability). AMT applies to alternative minimum taxable income.

        For AMT purposes, the spread on the exercise of an ISO (but not a NQSO) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of common stock at such time for subsequent AMT purposes. However, if the participant disposes of the ISO shares in the year of the exercise, the AMT income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

  Consequences to EP Energy Corporation

        There are no federal income tax consequences to EP Energy by reason of the grant of ISOs or NQSOs or the exercise of an ISO (other than disqualifying dispositions).

        At the time the participant recognizes ordinary income from the exercise of a NQSO, EP Energy will be entitled to an income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an ISO, EP Energy will be entitled to a corresponding deduction in the year in which the disposition occurs.

        EP Energy is required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a NQSO or upon a disqualifying disposition of an ISO. We will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the participant upon the exercise of a NQSO, but not upon a disqualifying disposition of an ISO.

  Other Tax Consequences

        The foregoing discussion is not a complete description of the federal income tax aspects of options granted under the omnibus plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion may not address state or local tax consequences.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

 PROPOSAL NO. 4 — Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm

        The Board, at the request of the Audit Committee, is seeking stockholder ratification of the resolution appointing Ernst & Young LLP, 5 Houston Center, 1401 McKinney Street, Suite 1200, Houston, Texas 77010, as our independent registered public accounting firm for fiscal year 2016.

        In the normal course of the Audit Committee's duties, as set forth in the Audit Committee Charter, the Audit Committee performs a thorough evaluation of our independent registered public accounting firm, including a review of its performance in prior years, its independence and processes for maintaining independence, the key members of the audit engagement team and its reputation for integrity and competence in the fields of accounting and auditing.

        The Board, at the request of the Audit Committee, is recommending the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year 2016.

        If the appointment is not ratified by a majority of the votes present or represented by proxy at the Annual Meeting, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following fiscal year. Given the difficulty and expense of making any substitution of independent registered public accounting firms after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year 2016 will stand unless the Audit Committee finds other good reason to make a change.

        Ernst & Young LLP audited our financial statements for fiscal years 2015 and 2014, including the audit of EP Energy Corporation and its subsidiaries. Included in the table below are the aggregate fees for professional services rendered to us by Ernst & Young LLP for the year ended December 31, 2015 and 2014.

Principal Accountant Fees and Services

        Aggregate fees for professional services rendered to us by Ernst & Young LLP for the years ended December 31 were (in thousands):

	2015	2014
Audit	$1,395	$1,393
Audit Related	2	177
Tax	6	—

Total	$1,403	$1,570

        Audit Fees for the years ended December 31, 2015 and 2014 were primarily for professional services rendered for the audit of consolidated financial statements of EP Energy Corporation and its subsidiaries; the review of documents filed with the SEC; consents; the issuance of comfort letters; and certain financial accounting and reporting consultations.

        Audit Related Fees for the years ended December 31, 2015 and 2014 were primarily for professional services and other advisory services rendered not included in Audit fees above.

        Tax Fees for the year ended December 31, 2015 were for professional services related to tax compliance, tax planning and advisory services.

        The Audit Committee has adopted a pre-approval policy for audit and non-audit services and the fees set forth above are consistent with such pre-approvals. See page 15 of this proxy statement for a description of this policy.

        The company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

 OTHER MATTERS

        The Board does not intend to present any business at the Annual Meeting not described in this proxy statement. The enclosed proxy card confers upon the persons designated to vote the shares represented the discretionary authority to vote such shares in accordance with their best judgment. Such discretionary authority is with respect to all matters that may come before the Annual Meeting in addition to the scheduled items of business, including matters incident to the conduct of the Annual Meeting and any stockholder proposal omitted from the proxy statement and form of proxy. At the time that this proxy statement went to press, the Board of Directors was not aware of any other matter that may properly be presented for action at the Annual Meeting, but the enclosed proxy card confers the same discretionary authority with respect to any such other matter.

By Order of the Board of Directors

Marguerite N. Woung-Chapman Senior Vice President, General Counsel and Corporate Secretary

Houston, Texas
March 30, 2016

APPENDIX A

EP Energy Corporation
2014 Omnibus Incentive Plan
(as amended and restated)

APPENDIX A

A-i

APPENDIX A

A-ii

APPENDIX A

A-iii

APPENDIX A

EP Energy Corporation
2014 Omnibus Incentive Plan
(as amended and restated)

SECTION 1 ESTABLISHMENT AND OBJECTIVES

        EP Energy Corporation (hereinafter referred to as the "Company") hereby establishes an incentive compensation plan to be known as the "EP Energy Corporation 2014 Omnibus Incentive Plan" (hereinafter referred to as the "Plan"). The Plan first became effective on January 15, 2014 (the "Effective Date"). The Plan, as amended and restated, will become effective on May 11, 2016 if it is approved by the Company's stockholders at the Company's 2016 annual meeting. The Plan shall remain in effect as provided in Section 16 hereof.

        The objectives of the Plan are to promote the interests of the Company and its stockholders by strengthening its ability to attract and retain the employment and or services of Participants (as hereinafter defined) by furnishing suitable recognition of their ability and experience, to align their interests and efforts to the long-term interests of the Company's stockholders, and to provide them with a direct incentive to achieve the Company's strategic and financial goals.

SECTION 2 DEFINITIONS

        Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

2.1  Award

        An "Award" granted under the Plan means any Incentive Stock Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Award, Cash Award or Other Stock-Based Award, in each case payable in cash or in shares of Common Stock as may be designated by the Plan Administrator.

2.2  Award Agreement

        The "Award Agreement" is the written agreement setting forth the terms and conditions applicable to an Award granted under the Plan (which, in the discretion of the Plan Administrator, need not be countersigned by a Participant). The Plan Administrator may, in its discretion, provide for the use of electronic, internet or other non-paper Award Agreements.

2.3  Beneficiary

        The person or persons designated by the Participant pursuant to Section 6.3(f) or Section 17.6 of this Plan to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death.

2.4  Board of Directors

        The Board of Directors of the Company.

2.5  Cash Awards

        As defined in Section 12.1.

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APPENDIX A

2.6  Cause

        "Cause" shall mean (i) the Participant's failure to substantially perform his or her duties to the Company's satisfaction (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which has not been cured to the Company's satisfaction; (ii) the willful engaging by the Participant in conduct which is injurious to the Company or any of its affiliates, monetarily or otherwise; (iii) the Participant's conviction of, or pleading guilty or nolo contendere to, any felony, or a misdemeanor involving moral turpitude; or (iv) the willful engaging by the Participant in conduct in violation of the Company's policies or Code of Conduct.

2.7  Change in Capitalization

        A "Change in Capitalization" means any increase or reduction in the number of shares of Common Stock, any change (including, without limitation, in the case of a spin-off, dividend or other distribution in respect of shares, a change in value) in the shares of Common Stock or any exchange of shares of Common Stock for a different number or kind of shares of Common Stock or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.8  Change in Control

        A "Change in Control" shall mean the occurrence of any of the following after the Effective Date:

        (a)   an acquisition immediately after which any "Person" (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Exchange Act), other than the "Apollo Stockholder" (as such term is defined in the Company's Amended and Restated Certificate of Incorporation), possesses direct or indirect "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock"); or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors (the "Outstanding Company Voting Securities"); but excluding any acquisition by the Company or any of its Subsidiaries, by any employee benefit plan sponsored or maintained by the Company or any of its Subsidiaries, or any acquisition pursuant to a transaction that complies with paragraphs (i), (ii) and (iii) of subsection (d) of this Section 2.8;

        (b)   a change in the composition of the Board such that members of the Board during any consecutive 12-month period (the "Incumbent Directors") cease to constitute a majority of the Board of Directors. Any person becoming a director through election or nomination for election approved by a valid vote of at least two-thirds of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

        (c)   the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; or

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APPENDIX A

        (d)   consummation of a reorganization, merger, share exchange, consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which:

    (i)
    all or substantially all of the individuals and entities who have Beneficial Ownership, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will have Beneficial Ownership, directly or indirectly, of more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, the Company or a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

    (ii)
    no Person (other than (1) the Company, (2) an employee benefit plan (or related trust) sponsored or maintained by the Company or Resulting Corporation, or (3) any entity controlled by the Company or Resulting Corporation) will have Beneficial Ownership, directly or indirectly, of 50% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the outstanding voting securities of the Resulting Corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction; and

    (iii)
    individuals who were members of the Incumbent Board will continue to constitute at least a majority of the members of the board of directors of the Resulting Corporation.

2.9  Code

        The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant to the Code.

2.10  Common Stock

        Class A common stock of the Company, $0.01 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

2.11  Consultant

        "Consultant" means a natural person who is neither an Employee nor a Director and who performs services for the Company or a Subsidiary pursuant to a contract, provided that those services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

2.12  Covered Employee

        A "Covered Employee" means, with respect to any grant of an Award, a Participant who the Plan Administrator deems is or may be or become a "covered employee" as defined in Section 162(m)(3) of the Code for any year and who may receive remuneration over $1 million in such year which would not be deductible under Section 162(m).

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APPENDIX A

2.13  Director

        "Director" means any individual who is a member of the Board of Directors; provided, however, that any member of the Board of Directors who is employed by the Company shall be considered an Employee for purposes of this Plan.

2.14  Effective Date

        "Effective Date" shall have the meaning ascribed to such term in Section 1 hereof.

2.15  Employee

        "Employee" means any employee of the Company or a Subsidiary.

2.16  Employer

        "Employer" shall mean, as to any Participant who is an Employee, the Company or Subsidiary that employs the Participant on such date.

2.17  Exchange Act

        The Securities Exchange Act of 1934, as amended.

2.18  Fair Market Value

        The "Fair Market Value" of the Common Stock on any date shall be deemed to be the closing sales price for a share of Common Stock as reported on the consolidated transaction reporting system for the national securities exchange on which the Common Stock is listed on that date (or if no Common Stock was traded on such date, on the last previous day on which Common Stock was so traded); provided that with respect to an Award made at the time of an initial public offering, Fair Market Value means the price per share of Common Stock paid by the public as shown on the final prospectus filed with the Securities and Exchange Commission. If the Fair Market Value of the Common Stock cannot be determined pursuant to the preceding provisions, the "Fair Market Value" of the Common Stock shall be determined by the Plan Administrator in good faith.

2.19  Good Reason

        "Good Reason" shall, as to any Participant who is an officer of the Company, have the meaning set forth in the Participant's employment agreement with the Company, if any, or in the absence of an employment agreement definition, shall mean the occurrence of any of the following events or conditions following a Change in Control:

        (a)   a change in the Participant's position or responsibilities (including reporting responsibilities) which represents a substantial reduction of his or her position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities which are inconsistent with such position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect him or her to any of such positions, except in connection with the termination of his or her employment for Cause, Permanent Disability, as a result of his or her death, or by the Participant other than for Good Reason;

        (b)   a reduction in the Participant's annual base salary;

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APPENDIX A

        (c)   the requirement by the Participant's Employer (without the consent of the Participant) that he or she have a principal place of employment which is outside a fifty (50) mile radius of his or her principal place of employment immediately prior to a Change in Control;

        (d)   the failure by the Company or any of its affiliates to provide the Participant with compensation and benefits substantially comparable in the aggregate to those provided for under the compensation and employee benefit plans of the Company and its affiliates as in effect immediately prior to the Change in Control; or

        (e)   any material breach by the Company of any provision of this Plan.

Notwithstanding the above and for purposes of clarity, the term "Good Reason" as used in this Plan shall not apply to a Participant who is not an officer of the Company as of immediately prior to the Change in Control.

2.20  Incentive Award

        A percentage of base salary, fixed dollar amount or other measure of compensation which Participants are eligible to receive, in cash and/or other Awards under the Plan, at the end of a Performance Period if certain performance measures are achieved.

2.21  Incentive Stock Option

        An Option intended to meet the requirements of an Incentive Stock Option as defined in Section 422 of the Code, as in effect at the time of grant of such option, or any statutory provision that may hereafter replace such Section.

2.23  Maximum Annual Employee Grant

        The Maximum Annual Employee Grant set forth in Section 5.2.

2.24  Nonqualified Option

        An Option which is not intended to meet the requirements of an Incentive Stock Option as defined in Section 422 of the Code.

2.25  Option

        Option means an Incentive Stock Option or a Nonqualified Option granted under the Plan, as described in Section 6 herein.

2.26  Option Price

        The price per share of Common Stock at which an Option is exercisable.

2.27  Other Stock-Based Award

        As defined in Section 12.2.

2.28  Participant

        An eligible Employee, Director or Consultant to whom Awards are granted under the Plan, to the extent such an individual is designated as a Participant as set forth in Section 4.

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APPENDIX A

2.29  Performance Goals

        The Plan Administrator may grant Awards subject to Performance Goals to any Participant, including, without limitation, to any Covered Employee. As to any such Awards, the Plan Administrator shall establish one or more of the following Performance Goals for each Performance Period in writing. Each Performance Goal selected for a particular Performance Period shall include any one or more of the following, either individually, alternatively or in any combination, applied to either the Company as a whole or to a Subsidiary or business unit, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to the pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Plan Administrator:

  •
  earnings;
  •
  earnings before interest and taxes;
  •
  earnings before interest, taxes, depreciation and amortization;
  •
  earnings before interest, taxes, depreciation, amortization and exploration expense;
  •
  earnings per share;
  •
  net income;
  •
  operating income;
  •
  revenues;
  •
  operating cash flow;
  •
  free cash flow (defined as operating cash flow less capital expenditures less dividends);
  •
  debt level;
  •
  debt ratios or other measures of credit quality or liquidity;
  •
  equity ratios;
  •
  expenses;
  •
  cost reduction targets;
  •
  capital expended;
  •
  working capital;
  •
  weighted average cost of capital;
  •
  capital per well
  •
  operating or profit margins;
  •
  interest-sensitivity gap levels;
  •
  return on assets;
  •
  return on net assets;
  •
  return on equity or capital employed;
  •
  return on total capital;
  •
  internal rate of return;
  •
  amount of the oil and gas reserves;
  •
  oil and gas reserve additions;
  •
  oil and gas reserve replacement ratios;
  •
  costs of finding oil and gas reserves;
  •
  oil and gas reserve replacement costs;
  •
  daily natural gas and/or oil production;
  •
  production and production growth;
  •
  absolute or per unit operating and maintenance costs;
  •
  absolute or per unit general and administrative costs;
  •
  absolute or per unit lease operating expenses;
  •
  operating and maintenance cost management;
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APPENDIX A

  •
  performance of investment in oil and/or gas properties;
  •
  capital efficiency targets (capital/new volumes);
  •
  redeployable capital savings targets;
  •
  absolute or per unit cash costs;
  •
  present value ratio;
  •
  drilling inventory growth (% or absolute);
  •
  production or reserves per debt adjusted shares;
  •
  total shareholder return;
  •
  charge-offs;
  •
  asset sale targets;
  •
  asset quality levels;
  •
  value of assets;
  •
  Fair Market Value of the Common Stock;
  •
  employee retention/attrition rates;
  •
  investments;
  •
  regulatory compliance;
  •
  satisfactory internal or external audits;
  •
  improvement of financial ratings;
  •
  safety targets;
  •
  environmental targets;
  •
  ethics and internal controls;
  •
  economic value added;
  •
  achievement of balance sheet or income statement objectives;
  •
  project completion measures; and/or
  •
  other measures such as those relating to acquisitions, dispositions, or customer satisfaction.

The Plan Administrator shall adjust the Performance Goals to include or exclude extraordinary charges, gain or loss on the disposition of business units, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The Plan Administrator may also provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specified corporate transactions (such as a stock split, stock dividend or other Change in Capitalization), special charges, and tax law changes. In addition, the Plan Administrator may make such adjustments to the Performance Goals applicable to Participants who are not Covered Employees as it determines are appropriate. Such adjustments may occur at the time of the granting of an Award, or at any time thereafter, but, in the case of Covered Employees, only to the extent permitted by Section 162(m). Performance Goals may include a threshold level of performance below which no Award shall be earned, target levels of performance at which specific Awards will be earned, and a maximum level of performance at which the maximum level of Awards will be earned.

        In establishing Performance Goals with respect to Covered Employees, the Plan Administrator shall ensure such Performance Goals (i) are established no later than the end of the first 90 days of the Performance Period (or such other time permitted by the Internal Revenue Service), and (ii) satisfy all other applicable requirements imposed by Section 162(m), including the requirement that such Performance Goals be stated in terms of an objective formula or standard, and the Plan Administrator may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Goal. Prior to the payment of any "performance-based compensation" within the meaning of Section 162(m), the Plan Administrator shall certify in writing the extent to which

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APPENDIX A

the applicable Performance Goals were, in fact, achieved and the amounts to be paid, vested or delivered as a result thereof; provided, that the Plan Administrator may reduce, but not increase, such amount.

2.30  Performance Period

        That period of time during which Performance Goals are evaluated to determine the vesting or granting of Awards under the Plan, as the Plan Administrator may determine.

2.31  Performance Shares

        An award granted under the Plan representing the right to receive a number of shares of Common Stock for each performance share granted, as the Plan Administrator may determine.

2.32  Performance Units

        An award granted under the Plan representing the right to receive a payment equal to the value of a performance unit, as the Plan Administrator may determine.

2.33  Plan Administrator

        The entity, as specified in Section 3, authorized to administer the Plan. With reference to the duties of the Plan Administrator under the Plan which have been delegated to one or more persons pursuant to Section 3.1(b), or as to which the Board of Directors has assumed, the term "Plan Administrator" shall refer to such person(s) unless the Compensation Committee of the Board of Directors or the Board of Directors has revoked such delegation.

2.34  Restricted Stock

        Common Stock granted under the Plan that is subject to the requirements of Section 9 and such other restrictions as the Plan Administrator deems appropriate.

2.35  Restricted Stock Units

        An award granted under the Plan representing a right to receive a payment equal to the value of a share of Common Stock.

2.36  Restriction Period

        The period Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture and are not transferable, as determined by the Plan Administrator pursuant to Section 3.2(b) and as provided in Section 9 and 10 herein.

2.37  Rule 16b-3

        Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

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APPENDIX A

2.38  Section 16 Insider

        Any person who is selected by the Plan Administrator to receive an Award pursuant to the Plan and who is or may be or become subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

2.39  Section 162(m)

        Section 162(m) of the Code, and regulations promulgated thereunder.

2.40  Stock Appreciation Right

        Stock Appreciation Right means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7 herein.

2.41  Subsidiary

        Subsidiary means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" shall have the meaning ascribed to such term in Section 424(f) of the Code.

SECTION 3 ADMINISTRATION

3.1  Plan Administrator

        (a)   The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee or subcommittee of the Board of Directors assuming the functions of the committee under the Plan (such committee, the "Plan Administrator"); provided, however, that the Board of Directors shall serve as the Plan Administrator in respect to any Awards made to any Directors.

        (b)   Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Plan Administrator may delegate, on such terms and conditions as it determines in its sole and absolute discretion, to one or more senior executives of the Company or any committee comprised thereof (i) the authority to make grants of Awards to officers (other than officers who are designated as Section 16 Insiders or officers to whom authority to grant or amend Awards has been delegated hereunder) and employees of the Company and any Subsidiary or other individuals who provide services to the Company or any Subsidiary (other than Directors) and (ii) other administrative responsibilities. Any such allocation or delegation may be revoked by the Plan Administrator at any time.

        (c)   Notwithstanding Sections 3.1(a) and 3.1(b), the Board of Directors may designate itself as the Plan Administrator as to any Participant or groups of Participants.

3.2  Authority of Plan Administrator

        Subject to the express terms and conditions set forth herein, the Plan Administrator shall have full power and discretion to:

        (a)   determine those individuals to whom Awards shall be granted under the Plan and the number of shares or amount of cash subject to such Awards and prescribe the terms and conditions (which need not

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be identical) of each such Awards, including, in the case of Options and Stock Appreciation Rights, the Option Price, vesting schedule and duration;

        (b)   set the terms and conditions of any Award consistent with the terms of the Plan, including the designation of any applicable Restriction Period;

        (c)   establish Performance Goals for any Performance Period and determine whether such goals were satisfied;

        (d)   approve forms of Award Agreement for use under the Plan;

        (e)   make any amendments, modifications or adjustments to the terms of any outstanding Awards, as permitted by the Plan;

        (f)    construe and interpret the Plan and the Awards granted hereunder and decide all questions of fact arising in its application;

        (g)   establish, amend and revoke rules and regulations for the administration of the Plan;

        (h)   exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

        (i)    generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

        All decisions and determinations by the Plan Administrator in the exercise of the above powers shall be final, binding and conclusive upon the Company, its Subsidiaries, the Participants and all other persons having or claiming any interest therein.

3.3  Indemnification of Plan Administrator

        Each member of any committee acting as Plan Administrator, while serving as such, shall be entitled, in good faith, to rely or act upon any advice of the Company's independent auditors, counsel or consultants hired by the committee, or other agents assisting in the administration of the Plan. The Plan Administrator and any officers or employees of the Company acting at the direction or on behalf of the Company shall not be personally liable for any action, determination, or interpretation taken or made, or not taken or made, in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

SECTION 4 ELIGIBILITY

4.1  Eligibility

        Persons eligible to participate in the Plan include all Employees, Directors and Consultants, as determined by the Plan Administrator in its sole discretion.

4.2  Actual Participation

        Subject to the provisions of the Plan, the Plan Administrator may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. The Plan Administrator may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be

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granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

SECTION 5 SHARES AVAILABLE FOR THE PLAN

5.1  Aggregate Shares

        Subject to adjustment as provided in Section 5.3, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 24,832,525.

        Any shares of Common Stock that are potentially deliverable under an Award granted under this Plan that is cancelled, forfeited, settled in cash, expires or is otherwise terminated without delivery of such shares shall not be counted as having been delivered under the Plan. Likewise, shares of Common Stock that have been issued in connection with an Award of Restricted Stock that is canceled or forfeited prior to vesting or settled in cash, causing the shares to be returned to the Company, shall not be counted as having been delivered under the Plan. In addition, shares of Common Stock that are held back, tendered (either actually or constructively by attestation) or returned to cover the exercise price or tax withholding obligations with respect to an Award shall not be counted as having been delivered under the Plan. The grant of any Award that cannot by its terms be settled in shares of Common Stock shall not result in the reduction of the number of shares of Common Stock available for Awards under the Plan.

        Notwithstanding the foregoing, if shares of Common Stock are returned to the Company in satisfaction of taxes relating to Restricted Stock, in connection with a cash out of Restricted Stock (but excluding upon forfeiture of Restricted Stock) or in connection with the tendering of shares of Common Stock by a Participant in satisfaction of the exercise price or taxes relating to an Award, such issued shares shall not become available again under the Plan if (i) the transaction resulting in the return of shares occurs more than ten years after the date the Plan is approved by stockholders in a manner that constitutes stockholder approval for purposes of the New York Stock Exchange listing standards or (ii) such event would constitute a "material revision" of the Plan subject to stockholder approval under then applicable rules of the New York Stock Exchange.

        Shares of Common Stock delivered pursuant to the Plan may be authorized but unissued shares of the Company, treasury shares, or previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, as determined by the Plan Administrator.

5.2  Limitations

        Subject to adjustment as provided in Section 5.3, the following limitations shall apply:

        The maximum number of shares and maximum aggregate compensation with respect to which Awards under this Plan may be granted to any Participant in any one calendar year shall not exceed: (i) 4,000,000 shares, in the case of Incentive Stock Options, Nonqualified Options or Stock Appreciation Rights; (ii) 2,000,000 shares in the case of Restricted Stock, Restricted Stock Units, Performance Shares, stock-settled Performance Units or Other Stock-Based Awards; and (iii) $15,000,000 worth of cash-settled Performance Units or other Awards under the Plan, including Incentive Awards. Collectively, the foregoing maximums referred to in this Section 5.2 shall be referred to as the "Maximum Annual Employee Grants." Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year (excluding Awards made at the election of the Director in lieu of all or a portion of annual and committee cash retainers) shall not exceed $600,000.

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5.3  Adjustments in Authorized Shares

        (a)   In the event of a Change in Capitalization, such adjustment shall be made to (i) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Awards may be granted under the Plan, (ii) the maximum number and class of shares of Common Stock or other stock or securities that may be issued upon exercise of Nonqualified Options and Incentive Stock Options, (iii) the Maximum Annual Employee Grants, (iv) the number and class of shares of Common Stock or other stock or securities which are subject to outstanding Awards granted under the Plan and the Option Price or grant price therefor, if applicable, (v) the Performance Goals (vi) and other terms and conditions of outstanding Awards, as may be determined to be appropriate and equitable by the Plan Administrator, in its sole discretion, to prevent dilution or enlargement of rights. Any such adjustment shall be final, binding and conclusive on all persons claiming any right or interest under the Plan.

        (b)   Any such adjustment in the shares of Common Stock or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code or (ii) subject to outstanding Awards that are intended to qualify as performance-based compensation under Section 162(m) shall be made in such a manner as not to adversely affect the treatment of the Awards as performance-based compensation.

        (c)   If, by reason of a Change in Capitalization, a Participant shall be entitled to, or shall be entitled to exercise an Option or Stock Appreciation Right with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares of Common Stock subject to the Option or Stock Appreciation Right, as the case may be, prior to such Change in Capitalization.

5.4  Effect of Certain Transactions

        Following (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction (which treatment may be different as among different types of Awards and different holders thereof) or (ii) if not so provided in such agreement, each Participant shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise of any Option or Stock Appreciation Right or payment or transfer in respect of any other Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common Stock; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to Awards prior to such Transaction, but giving effect to any applicable provision of this Plan or any Award Agreement if the Transaction is a Change in Control. Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to clause (i) of this Section 5.4 in connection with a Transaction in which the consideration paid or distributed to the Company's stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Transaction provided either (x) the holders of affected Options and Stock Appreciation Rights have been given a period of at least fifteen (15) days prior to the date of the consummation of the Transaction to exercise the Options and Stock Appreciation Rights or (y) the holders of the affected Options and Stock Appreciation Rights are paid (in cash or cash equivalents) in respect of each share of Common Stock covered by the Options or Stock Appreciation Rights being cancelled an amount equal to the excess, if any,

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of the per share price paid or distributed to stockholders in the Transaction (the value of any non-cash consideration to be determined by the Plan Administrator in its sole discretion) over the exercise price thereof. For avoidance of doubt, (1) the cancellation of Options and Stock Appreciation Rights pursuant to clause (y) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (y) of the preceding sentence is zero or less, the affected Options and Stock Appreciation Rights may be cancelled without any payment therefor. The treatment of any Award as provided in this Section 5.4 shall be conclusively presumed to be appropriate for purposes of Section 5.3.

SECTION 6 STOCK OPTIONS

6.1  Grant of Options

        (a)   Options may be granted to Participants in such number, upon such terms, and at such times during the term of the Plan as the Plan Administrator shall determine.

        (b)   An Option granted under the Plan may be either an Incentive Stock Option or a Nonqualified Option; provided, however, that Incentive Stock Options may be awarded only to Employees.

6.2  Special Provisions Applicable to Incentive Stock Options

        Each provision of the Plan and each Incentive Stock Option granted thereunder shall be construed so that each such option shall qualify as an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded, unless the Participant agrees otherwise. The total number of shares which may be purchased upon the exercise of Incentive Stock Options granted under the Plan shall not exceed the total specified in Section 5.1, as adjusted pursuant to Section 5.3. Incentive Stock Options, in addition to complying with the other provisions of the Plan relating to Options generally, shall be subject to the following conditions:

  (a)
  Ten Percent (10%) Stockholders

          A Participant must not, immediately before an Incentive Stock Option is granted to him or her, own stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or of a Subsidiary. This requirement is waived if (i) the Option Price of the Incentive Stock Option to be granted is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the option, determined at the time the option is granted, and (ii) the option is not exercisable more than five (5) years from the date the option is granted.

  (b)
  Annual Limitation

          To the extent that the aggregate Fair Market Value (determined at the time of the grant of the option) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such options shall be treated as Nonqualified Options. In applying the limitation in the preceding sentence in the case of multiple option grants, unless otherwise required by applicable law, options which were intended to be Incentive Stock Options shall be treated as Nonqualified Options according to the order in which they were granted such that the most recently granted options are first treated as Nonqualified Options.

  (c)
  Additional Terms

          Any other terms and conditions which the Plan Administrator determines, upon advice of counsel, must be imposed for the option to be an Incentive Stock Option.

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  (d)
  Notice of Disqualifying Disposition

          If a Participant shall make any disposition of shares of Common Stock issued pursuant to an Inventive Stock Option under the circumstances described in Section 421(b) of the Code (relating to disqualifying distributions), the Participant shall notify the Company of such disposition within twenty days thereof.

6.3  Terms of Options

        Except as otherwise provided in Section 6.2, all Incentive Stock Options and Nonqualified Options under the Plan shall be granted subject to the following terms and conditions:

  (a)
  Option Price

          The Option Price shall be determined by the Plan Administrator in any reasonable manner, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Option is granted; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 5.3 herein.

  (b)
  Duration of Options

          Options shall be exercisable at such time and under such conditions as set forth in the Award Agreement, but in no event shall any Option (whether a Nonqualified Option or an Incentive Stock Option) be exercisable later than the tenth (10th) anniversary of the date of its grant.

  (c)
  Exercise of Options

          Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Plan Administrator shall in each instance approve, which need not be the same for each grant or for each Participant.

  (d)
  Payment

          The purchase price of shares purchased under Options shall be payable to the Company in full: (a) in cash or its equivalent, (b) by tendering shares of Common Stock (either directly or through attestation) or directing the Company to withhold shares of Common Stock from the Option having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (c) by broker-assisted cashless exercise, (d) in any other manner then permitted by the Plan Administrator, or (e) by a combination of any of the permitted methods of payment. The Plan Administrator may limit any method of payment, other than that specified under (a), for administrative convenience, to comply with applicable law, or for any other reason. A Participant shall have none of the rights of a stockholder until the shares of Common Stock are issued to the Participant.

  (e)
  Restrictions

          The Plan Administrator shall determine and reflect in the Award Agreement, with respect to each option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder, including, without limitation, restrictions on the transferability of such shares acquired through the exercise of such options for such periods as the Plan Administrator may determine. In addition, to the extent permitted by applicable laws and regulations, the Plan Administrator may require that a Participant who wants to effectuate a "cashless" exercise of options be required to sell the shares of Common Stock acquired in the associated exercise to the Company, or in the open market through the use of a broker selected by the

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  Company, at such price and on such terms as the Plan Administrator may determine at the time of grant, or otherwise.

  (f)
  Nontransferability of Options

          Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing and only as provided by the Plan Administrator or the Company, as applicable, Nonqualified Options may be transferred without consideration to a Participant's immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership (a person who thus acquires this option by such transfer, a "Permitted Transferee"). A transfer of an option may only be effected by the Company at the request of the Participant and shall become effective upon the Permitted Transferee agreeing to such terms as the Plan Administrator may require and only when recorded in the Company's record of outstanding options. In the event an option is transferred as contemplated hereby, the option may not be subsequently transferred by the Permitted Transferee except a transfer back to the Participant or by will or the laws of descent and distribution. A transferred option may be exercised by a Permitted Transferee to the same extent as, and subject to the same terms and conditions as, the Participant (except as otherwise provided herein), as if no transfer had taken place. As used herein, "immediate family" shall mean, with respect to any person, such person's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and shall include adoptive relationships. In the event of exercise of a transferred option by a Permitted Transferee, any amounts due to (or to be withheld by) the Company upon exercise of the option shall be delivered by (or withheld from amounts due to) the Participant, the Participant's estate or the Permitted Transferee, in the reasonable discretion of the Company.

          In addition, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may, in its sole discretion, permit a recipient of a Nonqualified Option to designate in writing during the Participant's lifetime a Beneficiary to receive and exercise the Participant's Nonqualified Options in the event of such Participant's death. Except as otherwise provided for herein, if any Participant attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan or such option, or suffers the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, all affected options held by such Participant shall be immediately forfeited.

  (g)
  No Repricing or Cashout

          The Plan Administrator shall have no authority to make any adjustment (other than in connection with a Change in Capitalization or Change in Control in which an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the exercise price of an Option previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means, unless the Company's shareholders shall have approved such adjustment or amendment. In addition, the Plan Administrator is not permitted to purchase for cash previously granted options with an exercise price that is greater than the Company's trading price on the proposed date of purchase without shareholder approval.

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 SECTION 7 STOCK APPRECIATION RIGHTS

7.1  Grant of Stock Appreciation Rights

        Stock Appreciation Rights may be granted to Participants in such number, and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective employees, their present and potential contributions to the success of the Company or its Subsidiaries, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The Plan Administrator may grant a Stock Appreciation Right or provide for the grant of a Stock Appreciation Right, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of Performance Goals or other performance measures, the satisfaction of an event or condition within the control of the recipient of the Stock Appreciation Right or within the control of others. The granting of a Stock Appreciation Right shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such a Stock Appreciation Right to a particular Participant at a particular price. A Stock Appreciation Right may be granted freestanding or in tandem or in combination with any other Award under the Plan. The grant price of a freestanding Stock Appreciation Right shall at least equal the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, and the grant price of a tandem Stock Appreciation Right shall equal the Option Price of the related option; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 5.3 herein.

7.2  Exercise of Stock Appreciation Rights

        A Stock Appreciation Right may be exercised upon such terms and conditions and for a term such as the Plan Administrator shall determine; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary of the date of its grant. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the price fixed at the date of grant (which price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant) times (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. At the discretion of the Plan Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in shares of Common Stock of equivalent value, or in some combination thereof.

7.3  Special Provisions Applicable to Stock Appreciation Rights

        Stock Appreciation Rights are subject to the following restrictions:

        (a)   A Stock Appreciation Right granted in tandem with any other Award under the Plan shall be exercisable at such time or times as the Award to which it relates shall be exercisable, or at such other times as the Plan Administrator may determine.

        (b)   The right of a Participant to exercise a Stock Appreciation Right granted in tandem with any other Award under the Plan shall be canceled if and to the extent the related Award is exercised or canceled. To the extent that a Stock Appreciation Right is exercised, the related Award shall be deemed to have been surrendered unexercised and canceled.

        (c)   A holder of Stock Appreciation Rights shall have none of the rights of a stockholder until shares of Common Stock, if any, are issued to such holder pursuant to such holder's exercise of such rights.

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        (d)   The acquisition of Common Stock pursuant to the exercise of a Stock Appreciation Right shall be subject to the same restrictions as would apply to the acquisition of Common Stock acquired upon exercise of an option, as set forth in Section 6.3.

        (e)   Except as may otherwise be permitted by the Plan Administrator, Stock Appreciation Rights granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution.

        (f)    The Plan Administrator shall have no authority to make any adjustment (other than in connection with a Change in Capitalization or Change in Control in which an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the grant price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means, unless the Company's shareholders shall have approved such adjustment or amendment. In addition, the Plan Administrator is not permitted to purchase for cash previously granted Stock Appreciation Rights with a grant price that is greater than the Company's trading price on the proposed date of purchase without shareholder approval.

SECTION 8 PERFORMANCE SHARES AND PERFORMANCE UNITS

8.1  Grant of Performance Shares and Performance Units

        Subject to the limitations in Section 5.2, Performance Shares or Performance Units may be granted to Participants at any time and from time to time as the Plan Administrator shall determine. The Plan Administrator shall have complete discretion in determining the number of Performance Shares or Performance Units granted to each Participant and the terms and conditions thereof, taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company or its Subsidiaries, and such other factors as the Plan Administrator shall deem appropriate. Performance Shares and Performance Units may be granted alone or in combination with any other Award under the Plan. Notwithstanding the above, no dividends or dividend equivalents shall be payable on unvested Performance Shares or unvested Performance Units (provided that dividends or dividend equivalents may accrue on such unvested awards and be paid to the extent the shares vest).

8.2  Value of Performance Shares and Performance Units

        The Plan Administrator shall set Performance Goals over Performance Periods. Prior to each grant of Performance Shares or Performance Units, the Plan Administrator shall establish an initial number of shares of Common Stock for each Performance Share and an initial value for each Performance Unit granted to each Participant for that Performance Period. Prior to each grant of Performance Shares or Performance Units, the Plan Administrator also shall set the Performance Goals that will be used to determine the extent to which the Participant receives the number of shares of Common Stock for the Performance Shares or payment of the value of the Performance Units awarded for such Performance Period. With respect to each such Performance Goal utilized during a Performance Period, the Plan Administrator may assign percentages or other relative values to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the number of Performance Shares or value of Performance Units awarded.

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8.3  Payment of Performance Shares and Performance Units

        After a Performance Period has ended, the holder of a Performance Share or Performance Unit shall be entitled to receive the value thereof as determined by the Plan Administrator. The Plan Administrator shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 8.2 have been met. The Plan Administrator shall then determine the applicable percentage or other relative value to be applied to, and will apply such percentage or other relative value to, the number of Performance Shares or value of Performance Units to determine the payout to be received by the Participant. In addition, with respect to Performance Shares and Performance Units granted to each Participant, no payout shall be made hereunder except upon written certification by the Plan Administrator that the applicable Performance Goals have been satisfied to a particular extent.

8.4  Form and Timing of Payment

        The payment described in Section 8.3 shall be made in shares of Common Stock, or in cash, or partly in shares of Common Stock and partly in cash, at the discretion of the Plan Administrator and set forth in the Award Agreement. The value of any fractional shares shall be paid in cash. Payment shall be made in a lump sum or installments as prescribed by the Plan Administrator and set forth in the Award Agreement; provided that each Award Agreement shall comply with the timing of payment requirements set forth in Section 409A of the Code. If a number of shares of Common Stock is to be converted into an amount of cash on any date, or if an amount of cash is to be converted into a number of shares of Common Stock on any date, such conversion shall be done at the then-current Fair Market Value of the Common Stock on such date.

8.5  Nontransferability of Performance Shares and Performance Units

        Except as otherwise provided by the Plan Administrator, Performance Shares and Performance Units granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation or law or otherwise) other than by will or by the applicable laws of descent and distribution.

SECTION 9 RESTRICTED STOCK

9.1  Grant of Restricted Stock

        Subject to the limitations in Section 5.2, Restricted Stock may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company or its Subsidiaries, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The Plan Administrator may grant Restricted Stock or provide for the grant of Restricted Stock, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events.

9.2  Restriction Period

        During the Restriction Period, the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient. In the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of Restricted Stock in violation of the terms of the Plan without the Company's prior written consent, such Restricted Stock shall be forfeited to the Company. During the Restriction Period, the Plan Administrator shall evidence the restrictions on the

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shares of Restricted Stock in such a manner as it determines is appropriate (including, without limitation, by means of appropriate stop-transfer orders on shares of Restricted Stock credited to book-entry accounts).

9.3  Other Restrictions

        The Plan Administrator shall impose such other restrictions on Restricted Stock granted pursuant to the Plan as it may deem advisable, including Performance Goals or other performance measures.

9.4  Voting Rights; Dividends and Other Distributions

        Unless otherwise determined by the Plan Administrator and set forth in a Participant's Award Agreement, each Participant who receives a grant of Restricted Stock shall have all the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions paid with respect to the underlying shares of Restricted Stock; provided, however, that no Participant awarded Restricted Stock shall have any right as a stockholder with respect to any shares subject to the Participant's Restricted Stock grant prior to the establishment of a book-entry account for such shares.

9.5  Removal of Restrictions

        Subject to applicable laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Restriction Period applicable thereto, subject to any required share withholding to satisfy tax withholding obligations pursuant to Section 17.8. Any fractional shares subject to such Restricted Stock shall be paid to the Participant in cash.

SECTION 10 RESTRICTED STOCK UNITS

10.1  Grant of Restricted Stock Units

        Subject to the limitations in Section 5.2, Restricted Stock Units may be granted to eligible employees in such number and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company or its Subsidiaries, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The Plan Administrator may grant Restricted Stock Units or provide for the grant of Restricted Stock Units, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events.

10.2  Restriction Period

        During the Restriction Period, Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient. In the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of Restricted Stock Units in violation of the terms of the Plan without the Company's prior written consent, such Restricted Stock Units shall be forfeited to the Company.

10.3  Other Restrictions

        The Plan Administrator shall impose such other restrictions on Restricted Stock Units granted pursuant to the Plan as it may deem advisable. A Participant receiving a grant of Restricted Stock Units shall not be recorded as a stockholder of the Company and shall not acquire any rights of a stockholder

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unless or until the Participant is issued shares of Common Stock in settlement of such Restricted Stock Units.

10.4  Dividend Equivalents

        The Plan Administrator may provide that Restricted Stock Units awarded under the Plan shall be entitled to an amount per Restricted Stock Unit equal in value to the cash dividend, if any, paid per share of Common Stock on issued and outstanding shares, on the dividend payment dates occurring during the period between the date on which the Restricted Stock Units are granted to the Participant and the date on which such Restricted Stock Units are settled, cancelled, forfeited, waived, surrendered or terminated under the Plan. Such paid amounts called "dividend equivalents" shall be (i) paid in cash or Common Stock or (ii) credited to the Participant as additional Restricted Stock Units, or any combination thereof, as the Plan Administrator shall determine. Unless otherwise determined by the Plan Administrator, dividend equivalents shall vest at such time as the Restricted Stock Unit to which it relates vests.

10.5  Issuance of Shares; Settlement of Awards

        When the restrictions imposed by Section 10.2 expire or otherwise lapse with respect to one or more Restricted Stock Units, Restricted Stock Units shall be settled (i) in cash or (ii) by the delivery to the Participant of the number of shares of Common Stock equal to the number of the Participant's Restricted Stock Units that are vested, or any combination thereof, as the Plan Administrator shall determine. The payment hereunder shall comply with the timing of payment requirements set forth in Section 409A of the Code, including, but not limited to the timing of payments to "specified employees" as defined in Section 409A(a)(2)(B)(i) of the Code. The delivery of shares pursuant to this Section 10.5 shall be subject to any required share withholding to satisfy tax withholding obligations pursuant to Section 17.8. Any fractional shares subject to such Restricted Stock Units shall be paid to the Participant in cash.

SECTION 11 INCENTIVE AWARDS

11.1  Incentive Awards

        Prior to the beginning of each Performance Period, or not later than 90 days following the commencement of the relevant fiscal year, the Plan Administrator shall establish Performance Goals or other performance measures which must be achieved for any Participant to receive an Incentive Award for that Performance Period. The Performance Goals or other performance measures may be based on any combination of corporate and business unit Performance Goals or other performance measures. The Plan Administrator may also establish one or more Company-wide Performance Goals or other performance measures which must be achieved for any Participant to receive an Incentive Award for that Performance Period. Such Performance Goals or other performance measures may include a threshold level of performance below which no Incentive Award shall be earned, target levels of performance at which specific Incentive Awards will be earned, and a maximum level of performance at which the maximum level of Incentive Awards will be earned. Each Incentive Award shall specify the amount of cash and the amount of any other Awards subject to such Incentive Award.

11.2  Performance Goal Certification

        An Incentive Award shall become payable to the extent provided herein in the event that the Plan Administrator certifies in writing prior to payment of the Incentive Award that the Performance Goals or other performance measures selected for a particular Performance Period have been attained.

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APPENDIX A

11.3  Discretion to Reduce Awards; Participant's Performance

        The Plan Administrator, in its sole and absolute discretion, prior to a Change in Control, may reduce the amount of any Incentive Award otherwise payable to a Participant upon attainment of any Performance Goal or other performance measure for the applicable Performance Period. A Participant's individual performance must be satisfactory, regardless of the Company's performance and the attainment of Performance Goals or other performance measures, before he or she may be paid an Incentive Award. In evaluating a Participant's performance, the Plan Administrator shall consider the Performance Goals or other performance measures, the Participant's responsibilities and accomplishments, and such other factors as it deems appropriate.

11.4  Required Payment of Incentive Awards

        The Plan Administrator shall make a determination within thirty (30) days after the information that is necessary to make such a determination is available for a particular Performance Period whether the Performance Goals or other performance measures for the Performance Period have been achieved and the amount of the Incentive Award for each Participant. The Plan Administrator shall certify the foregoing determinations in writing. In the absence of an election by the Participant pursuant to Section 11.5, the Incentive Award shall be paid not later than December 31 of the calendar year in which the foregoing determinations have been made; provided, however, that in the event a Participant's employment agreement provides for the payment of the Incentive Award prior to such date, then such Incentive Award shall be paid not later than the date specified under such employment agreement. Participants shall receive their Incentive Awards in any combination of cash and/or other Awards under the Plan as determined by the Plan Administrator. The payment hereunder shall comply with the timing of payment requirements set forth in Section 409A of the Code.

11.5  Nontransferability of Incentive Awards

        Except as otherwise determined by the Plan Administrator, Incentive Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

SECTION 12 CASH AWARDS AND OTHER STOCK-BASED AWARDS

12.1  Grant of Cash Awards

        Subject to the terms and provisions of this Plan, the Plan Administrator, at any time and from time to time, may grant cash awards to Participants in such amounts and upon such terms, including the achievement of specific performance criteria, as the Plan Administrator may determine (each, a "Cash Award").

12.2  Other Stock-Based Awards

        The Plan Administrator may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock, including shares subject to mandatory deferral requirements) in such amounts and subject to such terms and conditions, as the Plan Administrator shall determine (each, an "Other Stock-Based Award"). Such Other Stock-Based Awards may involve the transfer of actual shares of Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

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APPENDIX A

12.3  Value of Cash Awards and Other Stock-Based Awards

        Each Cash Award granted pursuant to this Section 12 shall specify a payment amount or payment range as determined by the Plan Administrator. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Plan Administrator. The Plan Administrator may establish performance criteria applicable to such awards in its discretion. If the Plan Administrator exercises its discretion to establish performance criteria, the number and/or value of such cash awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

12.4  Payment of Cash Awards and Other Stock-Based Awards

        Payment, if any, with respect to a Cash Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Plan Administrator determines. The value of any fractional shares shall be paid in cash. The payment hereunder shall comply with the timing of payment requirements set forth in Section 409A of the Code.

12.5  Transferability of Cash Awards and Other Stock-Based Awards

        Except as otherwise determined by the Plan Administrator, neither Cash Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

SECTION 13 TERMINATION OF EMPLOYMENT, SERVICE OR DIRECTORSHIP

        The Award Agreement applicable to each Award shall set forth the effect of a termination of the Participant's employment, service or directorship upon such Award; provided, however, that, unless explicitly set forth otherwise in an Award Agreement or as determined by the Plan Administrator, all of a Participant's unvested and/or unexercisable Awards shall automatically be forfeited upon termination of the Participant's employment, service or directorship for any reason, and, as to Awards consisting of Options or Stock Appreciation Rights, the Participant shall be permitted to exercise the vested portion of the Option or Stock Appreciation Right for three months following termination of his or her employment, service or directorship. Provisions relating to the effect of a termination of employment, service or directorship upon an Award shall be determined in the sole discretion of the Plan Administrator and need not be uniform among all Awards or among all Participants. Unless the Plan Administrator determines otherwise, the transfer of employment of a Participant as between the Company and its Subsidiaries shall not constitute a termination of employment.

SECTION 14 EFFECT OF A CHANGE IN CONTROL

        Except as otherwise provided in an Award Agreement, in the event of a Participant's termination of employment (i) by his or her Employer without Cause or (ii) if Section 2.19 is applicable to the Participant, by the Participant for Good Reason, in each case within two years following a Change in Control:

        (a)   all options and Stock Appreciation Rights then held by the Participant shall become fully vested and exercisable;

        (b)   the Restriction Periods applicable to all shares of Restricted Stock and all Restricted Stock Units then held by the Participant shall immediately lapse;

        (c)   the performance periods applicable to any Performance Shares, Performance Units and Incentive Awards that have not ended shall end and such Awards shall become vested and payable in an amount

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APPENDIX A

equal to the target amount thereof (assuming achievement of target levels by both Participants and the Company) within thirty days following such termination; and

        (d)   any restrictions applicable to Cash Awards and Other Stock-Based Awards shall immediately lapse and, to the extent permissible under Section 409A of the Code, if applicable, become payable within ten days following such termination.

For avoidance of doubt, the default provisions specified above shall apply to Participants who are Employees. The treatment of outstanding Awards following a Change in Control held by Participants who are Consultants or Directors shall be determined by the Plan Administrator, in its sole and absolute discretion.

        To the extent that the successor entity does not assume, continue or substitute for outstanding Awards, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Change in Control shall become fully vested and exercisable as of the effective time of the Change in Control, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Change in Control, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Change in Control in the Plan Administrator's discretion.

SECTION 15 REGULATORY APPROVALS AND LISTING

        The Company shall not be required to issue any shares of Common Stock under the Plan prior to:

        (a)   obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

        (b)   listing of such shares on any stock exchange on which the Common Stock may then be listed; and

        (c)   completing any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

        All certificates, or book-entry accounts, for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or state securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates, or notations on such book-entry accounts, to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions are no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company.

SECTION 16 TERM OF PLAN

        The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 19, until all shares of Common Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date. After this Plan is terminated, no future

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APPENDIX A

Awards may be granted pursuant to the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions.

SECTION 17 GENERAL PROVISIONS

17.1  Forfeiture Events

        The Plan Administrator may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of employment for Cause, violation of material policies that may apply to the Participant, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any of its affiliates or Subsidiaries.

17.2  Continued Service

        Nothing in the Plan shall:

  (a)
  interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment or service at any time,

  (b)
  confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary, nor

  (c)
  confer on any Director any right to continue to serve on the Board of Directors of the Company or a Subsidiary.

        No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

17.3  Other Compensation

        Unless determined otherwise by the Plan Administrator or required by contractual obligations, the grant, vesting or payment of Awards under the Plan shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or its Subsidiaries, or required by law or by contractual obligations of the Company or its Subsidiaries.

17.4  Nontransferability

        Unless otherwise provided in the Plan, the right of a Participant to the payment of any Award under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

17.5  Unfunded Obligations

        Any amounts (deferred or otherwise) to be paid to Participants pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds, to create any trusts or to make any special deposits with respect to this obligation. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any investments and the creation or maintenance of

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APPENDIX A

any trust or any Participant account shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Company or any Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's Beneficiary or the Participant's creditors in any assets of the Company or its Subsidiaries whatsoever.

17.6  Beneficiaries

        The designation of a Beneficiary shall be on a form provided by the Company, executed by the Participant (with the consent of the Participant's spouse, if required by the Company for reasons of community property or otherwise), and delivered to a designated representative the Company. A Participant may change his or her Beneficiary designation at any time. If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of a Participant's benefit is paid, the balance shall be paid to the Participant's estate. Notwithstanding the foregoing, however, a Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under plans of this sort and is not preempted by laws which recognize the provisions of this Section 17.6.

17.7  Governing Law

        The Plan shall be construed and governed in accordance with the laws of the State of Texas.

17.8  Satisfaction of Tax Obligations

        The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

        With respect to withholding required upon the exercise of Options or Stock Appreciation Rights, upon the vesting or settlement of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, or upon any other taxable event arising as a result of Awards granted hereunder, the Plan Administrator may require or may permit Participants to elect that the withholding requirement be satisfied, in whole or in part, by having the Company withhold, or by tendering to the Company, shares of Common Stock having a Fair Market Value equal to the minimum statutory withholding (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes) that could be imposed on the transaction and, in any case in which it would not result in additional accounting expense to the Company, taxes in excess of the minimum statutory withholding amounts.

        A Participant is solely responsible for obtaining, or failing to obtain, tax advice with respect to participation in the Plan prior to the Participant's (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.

17.9  Section 83(b) Elections

        No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion. If, with the consent of the Company, a Participant makes an election under Section 83(b) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

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APPENDIX A

17.10  Participants in Foreign Jurisdictions

        The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of any countries in which the Company may operate to ensure the viability of the benefits from Awards granted to Participants employed in such countries, to meet the requirements of local laws that permit the Plan to operate in a qualified or tax-efficient manner, to comply with applicable foreign laws and to meet the objectives of the Plan.

17.11  Company Policies

        All Awards granted under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company from time to time, including such policies that may be implemented after the date an Award is granted.

SECTION 18 COMPLIANCE WITH RULE 16b-3, SECTION 162(m)
AND SECTION 409A

18.1  Rule 16b-3 of the Exchange Act and Section 162(m) of the Code

        The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with the rules of any exchange on which the shares of Common Stock are traded and with Rule 16b-3. In addition, it is the Company's intention that, as to Covered Employees, unless otherwise indicated in an Award Agreement, stock options, Stock Appreciation Rights, Performance Shares, Performance Units and Incentive Awards shall qualify as performance-based compensation under Section 162(m). If any Plan provision is determined not to be in compliance with the foregoing intentions, that provision shall be deemed modified as necessary to meet the requirements of any such exchange, Rule 16b-3 and Section 162(m).

18.2  Section 409A of the Code

        The Plan is intended to be administered, operated and construed in compliance with Section 409A of the Code and any guidance issued thereunder.

          a)    The Plan Administrator may, to the extent permitted by applicable law, including, but not limited to Section 409A of the Code, permit Participants to defer Awards under the Plan. Any such deferrals shall be subject to such terms, conditions and procedures that the Plan Administrator may establish from time to time in its sole discretion.

          (b)   The terms and conditions governing any Awards that the Plan Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto, shall be set forth in the applicable Award Agreement or, if applicable, under the terms of any separate plan document, and shall comply in all respects with Section 409A of the Code.

          (c)   Notwithstanding this or any other provision of the Plan to the contrary, the Board of Directors and the Plan Administrator may amend the Plan in any manner, or take any other action, that either of them determines, in its sole discretion, is necessary, appropriate or advisable to cause the Plan to comply with Section 409A of the Code and any guidance issued thereunder, which amendment may be retroactive to the extent permitted by Section 409A of the Code. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of

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APPENDIX A

    Section 409A of the Code and shall be final, binding and conclusive on all Participants and other individuals having or claiming any right or interest under the Plan.

SECTION 19 AMENDMENT, TERMINATION OR DISCONTINUANCE
OF THE PLAN

19.1  Amendment of Plan

        The Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company, including, without limitation, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 15; provided, however, that (i) to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required, and (ii) no change in any Award previously granted under the Plan may be made without the consent of the Participant if such change would materially impair the right of the Participant under the Award to acquire or retain Common Stock or cash that the Participant may have acquired as a result of the Plan.

19.2  Termination or Suspension of Plan

        The Board of Directors may at any time suspend the operation of or terminate the Plan with respect to any shares of Common Stock or rights which are not at that time subject to any Award outstanding under the Plan.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time, Tuesday, May 10, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. EP ENERGY CORPORATION 1001 LOUISIANA STREET ROOM 2322D HOUSTON, TX 77002 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by EP Energy Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, Tuesday, May 10, 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E04578-P75297-Z67407 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. EP ENERGY CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR UNDER PROPOSAL 1. For Withhold For All AllAllExcept ! ! ! 1. Election of Directors Nominees: 01) Thomas R. Hix 02) Jaegu Nam 03) Donald A. Wagner 04) Rakesh Wilson THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2. For Against Abstain ! For ! Against ! Abstain 2. Approval of the advisory vote on executive compensation ("Say-on-Pay"). THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3. ! For ! Against ! Abstain 3. Approval of the EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated, to increase the number of shares available for issuance. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4. ! ! ! 4. Ratification of the Appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Note: Please sign as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

EP ENERGY CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 11, 2016 YOUR VOTE IS IMPORTANT PLEASE VOTE YOUR PROXY Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2016 Proxy Statement and 2015 Annual Report on Form 10-K are available at www.proxyvote.com. E04579-P75297-Z67407 EP ENERGY CORPORATION Annual Meeting of Stockholders May 11, 2016 9:00 a.m., CDT This proxy is solicited by the Board of Directors for use at the Annual Meeting to be held at 9:00 a.m., CDT, on May 11, 2016 at 1001 Louisiana Street, Houston, Texas 77002. You hereby authorize Brent J. Smolik and Marguerite N. Woung-Chapman or any of them, each with full power of substitution, to represent you and vote all of the shares of Class A common stock of EP Energy Corporation held of record as of the close of business on March 17, 2016, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of EP Energy Corporation, on May 11, 2016 or at any postponement or adjournment thereof. You hereby revoke all proxies previously given. The shares of stock held in your account will be voted as you specify on the reverse side. In their discretion, Brent J. Smolik and Marguerite N. Woung-Chapman, or any of them, are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted as directed or, if no direction is given, will be voted "FOR" all Director Nominees,"FOR" Proposals 2, 3 and 4 and in the discretion of the proxyholders on any other matter that properly comes before the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, AND "FOR" PROPOSALS 2, 3 AND 4. Continued and to be signed on reverse side